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[MFS(R)/SUN LIFE SERIES TRUST LOGO]

ANNUAL REPORT - DECEMBER 31, 2002


CAPITAL OPPORTUNITIES SERIES
INTERNATIONAL GROWTH SERIES
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
MID CAP VALUE SERIES
NEW DISCOVERY SERIES
RESEARCH GROWTH AND INCOME SERIES
RESEARCH INTERNATIONAL SERIES
STRATEGIC GROWTH SERIES
STRATEGIC VALUE SERIES
TECHNOLOGY SERIES
VALUE SERIES

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TABLE OF CONTENTS

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
Letter from the Chairman                                           1

Management Review and Outlook                                      1

Performance Summary                                               10

Portfolio of Investments                                          17

Financial Statements                                              38

Notes to Financial Statements                                     55

Independent Auditors' Report                                      66

Board of Managers and Officers                            Back Cover
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    NOT FDIC INSURED    MAY LOSE VALUE             NO BANK GUARANTEE
    NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

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LETTER FROM THE CHAIRMAN
DEAR CONTRACT OWNERS,
One can always find reasons NOT to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and Sun Life and welcome any questions or comments you may have.

Respectfully,

/s/ C. James Prieur

C. James Prieur
Chairman of the MFS(R)/Sun Life Series Trust

January 15, 2003

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

CAPITAL OPPORTUNITIES SERIES
For the 12 months ended December 31, 2002, the series' Initial Class shares provided a total return of -30.41%, and Service Class shares -30.54%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to a return of -22.09% over the same period for the series' benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), an unmanaged, but commonly used measure of the broad stock market. During the same period, the average multi-cap core fund tracked by Lipper Inc., an independent firm that reports fund performance, returned -21.74%.

In October, MFS named Irfan Ali and Kenneth Enright portfolio managers of the series. This new team combines the skills of two managers with distinct areas of expertise, blending the growth investment opportunities that Ali tries to find with the value opportunities that Enright attempts to uncover. We believe this team will allow us to maintain a disciplined investment process with the goal of providing more consistent long-term performance.

The series will remain a diversified multi-cap offering seeking the best investment opportunities across the equity market.

Enright and Ali will each manage a portion of the series. Enright will utilize a disciplined value approach with an opportunistic focus on companies that are undergoing turnarounds and restructuring. Ali will apply a growth strategy, seeking well-positioned businesses that have a strong management strategy for the future. Both have the flexibility to invest across market capitalizations.

A CHALLENGING INVESTMENT ENVIRONMENT

It has been a difficult year -- despite the U.S. Federal Reserve's attempt to stimulate the economy. The market downturn during the period has been broad, affecting many sectors. Technology, utility and telecommunications stocks were especially hard hit, as these areas suffered from significant excess capacity.

As we move forward, we expect to see a return to more historic market returns, where individual stockpicking becomes important. This is where, we believe, MFS' Original Research(SM) will make a difference.

Some of the largest detractors during the period were several underperforming holdings in the retail sector. In particular, BJ's Wholesale, which operates warehouse clubs and was sold out of the portfolio, and Home Depot, the world's largest home improvement retailer, both performed poorly.

Other detractors from performance included pharmaceutical company Wyeth, which was hurt by a Women's Health Initiative study that stated Wyeth's combination hormone-replacement therapy, Prempro, was found to increase the risk of breast cancer and coronary disease when taken on a long-term basis.

GOOD NEWS TO REPORT

Positive contributors to performance during the period included strong stock selection and being overweight in the leisure sector, where many of our investments focused on advertising-sensitive

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media franchises. Clear Channel Communications and Viacom both responded positively to news of increased advertising spending.

Energy stocks, particularly those companies with any business in natural gas, also performed well because of increased demand and diminishing supply.

Individual securities that helped performance included Dell Computer and Pharmacia. Dell performed well as it increased market share even though the industry remains mired in a slump. Pharmacia rose after Pfizer announced an agreement to buy the company in an all-stock deal.

Regarding value opportunities, we believe that opportunities exist in the financial services sector, particularly with companies such as Citigroup and Morgan Stanley, because of low valuations (valuation is the stock's price relative to fundamental factors such as earnings and book value). Property and casualty insurance providers, The Hartford and Allstate, are also attractive to us for the same reason. Each of these businesses has become more efficient through cost-cutting measures and we believe is well positioned to gain market share.

Utilities and communications is another sector with low valuations. The one name in this area that has done very well is Verizon, which has strong cash flows and a high dividend yield. AT&T Wireless, which has a superior brand name and a relatively strong balance sheet, also remains attractive to us.

In reference to growth opportunities, we saw an increase in advertising rates in 2002 as broadcast television, radio, and outdoor advertising benefited from the Olympics in the winter and the U.S. election in the fall. We expect continued strong fundamentals in 2003, despite difficult comparisons in the second half of the year, and Viacom is one company, in particular, that we feel is attractive.

Health care is an area in which, historically, the series has not been heavily invested, but its valuations have come down in the past year as concerns over patent expirations have already been reflected in lower share prices. We believe for select pharmaceutical names, long-term, visible and accelerating growth trends coupled with attractive valuations are compelling. As a result, we've increased positions in companies such as Pfizer and Eli Lilly.

OUTLOOK

In the face of corporate spending and earnings projections that remain uncertain, we expect continued volatility in the near term. While we're not counting on a very strong or robust recovery, we do anticipate a modest improvement, which will present opportunities. Therefore, we believe that the portfolio's flexibility and research-driven stock selection process puts us in good position to spot and take advantage of these opportunities.

INTERNATIONAL GROWTH SERIES
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -11.88% and Service Class shares -12.01%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with returns over the same period of -15.66% and -13.84%, respectively, for the series' benchmarks, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index and the Lipper International Fund Index (the Lipper Index). The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world. The Lipper Indices are unmanaged, net-asset-value-weighted indices of the largest qualifying funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. During the same period, the average international fund tracked by Lipper Inc. returned -16.67%.

FOURTH-QUARTER CHANGE IN THE MARKET'S DIRECTION

For much of 2002, investors appeared to expect a return to weaker economic conditions and perhaps a double-dip recession. That drove a dramatic market selloff that culminated in early October.

At that point, investor psychology seemed to turn around, in part because third-quarter earnings in general were somewhat encouraging. We think investors began to look beyond near-term weakness and become more optimistic about 2003. For the final quarter of the period, we saw a stock market rally that, in our view, was bolstered when the U.S. Federal Reserve Board (the Fed) cut interest rates decisively in early November. We think one of the biggest worries around the world has been that the global economy might slip into deflation like Japan has suffered over the past decade, and we believe the Fed's rate cut did a great deal to calm that fear.

CONTRIBUTORS TO PERFORMANCE

As with the market itself, we saw an about-face during the period in the types of stocks that helped performance. When the market was falling, our more defensive stocks performed well -- holdings such as consumer staples firms Unilever, Diageo, and Reckitt Benckiser, agricultural chemical firm Syngenta, and medical and scientific publisher Elsevier.

After a rally began in October, some of our strongest performance came from stocks that had suffered earlier in the period. The majority of these were companies whose performance has tended to be more cyclical and therefore more linked to a recovery in the economy. Examples included British Sky Broadcasting, a pay television service that saw several of its competitors disappear in the downturn, and SAP, a German enterprise software firm.

NEW OPPORTUNITIES

In the final quarter of 2002, we increased our positions and added new positions in stocks that we felt had been unfairly beaten up by the market. One of our key strategies is to buy companies that our research indicates are good businesses that the market has mispriced due to a short-term problem. For example, we increased our position in BT Group, the parent company of British Telecom, which was being reorganized by a new management team.

DETRACTORS FROM PERFORMANCE

As investors seemed to conclude the global economy was headed for better times, some of our defensive stocks began to lag the market. In response, we sold out of some of our defensive holdings such as the Swiss consumer staples firm Nestle and Canadian National Railway. As mentioned above, some of the more aggressive, cyclical holdings that held back results early in the period became drivers of performance when the market rallied.

Possibly our biggest detractors, relative to the MSCI EAFE Index, were two components of the benchmark that we did not own at the end of the period. Vodafone is a British cellular phone company that we had sold because we felt its stock had become overvalued relative to its cash flow. The stock, however, bounced nicely in the fourth-quarter rally. Nokia, the Finnish cell phone

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manufacturer, was another stock we did not own that performed well in the rally.

LOOKING AHEAD

As of the end of 2002, we think we're likely to see a prolonged period of positive but anemic economic growth. The fundamental issue of surplus capacity, due to excessive capital spending in the late 1990s, continues to hold down prices and corporate profits. Another factor is the growth of China as a manufacturing power with very low labor costs.

We feel this investment climate plays to our strength, which is bottom-up research into individual firms. In the consumer staples area, for example, our research has uncovered companies with strong brand names that we think may retain pricing power in a tough environment. We've also invested in several advertising-sensitive media firms because we think advertising is a key tool that corporations will use to build brand recognition and retain pricing power. To paraphrase the U.S. Marines recruiting slogan, we're looking for a few good companies, and we think our research may continue to find them.

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -28.05% and Service Class shares -28.17%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of -27.88% over the same period for the series' benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. The series' return also compares with a -22.09% return over the same period for the S&P 500. Over the same period, the average large-cap growth fund tracked by Lipper Inc. returned -28.63%.

A DIFFICULT ENVIRONMENT FOR GROWTH STOCKS

After an impressive rebound in the closing months of 2001, equities for most of 2002 lost momentum due to continued economic weakness, a number of high-profile bankruptcies, concerns over accounting veracity, and geopolitical uncertainty. Reversing direction again, stocks turned upward in the final quarter of the period, largely as a result of moderately improving earnings news.

The period as a whole was very difficult for growth stocks, with the Russell 1000 Growth Index losing over one-quarter of its value over the 12 months ended December 2002. Weakness in technology and health care, the index's two largest sectors, dragged the market lower. Bright spots were limited to smaller arenas such as energy, basic materials, and transportation.

AREAS OF STRENGTH

Several of our better-performing holdings were in the leisure and health care sectors. Firming demand for advertising in the latter part of the period bolstered leisure holdings such as Viacom and Clear Channel Communications. In the health care sector, a powerful new drug launch propelled Forest Laboratories Managed care provider UnitedHealth Group also performed well while we held the stock, as price increases outstripped medical cost trends. Late in the period, we sold out of our position and took some profits.

DETRACTORS FROM PERFORMANCE

Although our health care holdings overall did well, we had some disappointments in the group. Intensifying competition in some of its key product areas kept Baxter International from hitting its growth targets. Late in the period we sold Baxter International out of the portfolio. Holdings in biotechnology concern Genzyme also hurt results, as that company spent much of the year working down excess inventories of its kidney drug Renagel.

Tyco International, our largest holding at the beginning of the period, was the biggest single detractor from portfolio returns. A variety of issues -- including weaker fundamentals in the conglomerate's economically sensitive businesses, accounting questions, and improper management conduct -- caused Tyco's stock to drop precipitously.

LOOKING AHEAD

As of the end of December, we think we're likely to see a prolonged period of positive but anemic economic growth. The fundamental issue of surplus capacity, due to excessive capital spending in the late 1990s, continues to hold down prices and corporate profits. In that environment, we don't think any particular sectors will emerge as clear leaders, and we believe the opportunities will tend to be more stock-specific. That has led us to a portfolio of stocks that we feel is well diversified across industries as well as issuers.

MID CAP VALUE SERIES
This series opened on May 1, 2002.

For the period ended December 31, 2002, Initial Class shares of the series provided a total return of -20.80% and Service Class shares -20.70%. These returns assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare with a -16.20% return over the same period for the series benchmark, the Russell Midcap Value Index (the Russell Index). The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios. During the same period, the average mid-cap value fund tracked by Lipper Inc., returned -18.42%.

A DIFFICULT STOCK MARKET

A sluggish economy, corporate accounting scandals, earnings disappointments, and fears over war with Iraq acted as a drag on performance as the year progressed. Mid-cap stocks declined with the market from May through September, rallied in October and November, and fell back somewhat in December when economic signals continued to be mixed.

BENEFITS FROM MID-CAP VALUE STOCKS

In 2002, mid-cap value stocks were a better place to be than large-cap stocks. Usually, a mid-sized company has a more focused business; a local rather than global presence, and a more flexible management style.

Because value stock prices are already low relative to the perceived worth of the underlying company, they tend to be less volatile than growth stocks. That tendency generally held true for the period and contributed to series performance.

BENEFITS FROM FINANCIALS, LEISURE, AND LACK OF UTILITIES

Our series holdings in financial stocks, leisure, and a lack of exposure to utilities early in the period were big pluses for the series. Among financial stocks, bank stocks held up well throughout the period. We chose local, rather than money center, banks that loan money to new homeowners, real estate developers, and small businesses. Low interest rates and a

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housing boom boosted prices. In the leisure group, newspapers were good additions to the portfolio. When advertising revenues started to pick up, their returns rose as well.

Performance for the utilities industry was affected early in the period when fierce competition, low energy demand, and finance costs for building new plants continued to plague many utility companies. However, the decline in utility prices made the better-run companies more attractive as value stocks. The series benefited from good returns at several integrated utilities in the October, November stock market rally.

PERFORMANCE HURT BY TECHNOLOGY AND TOO FEW REITS

Even though the series was underweighted in technology, the stocks we did own still hurt us. For example, Amdocs was hurt when it lost its two biggest clients, WorldCom and Qwest; however, it regained some lost ground in the October and November rally. Fairchild Semiconductor International performed poorly because the demand for semiconductor chips declined as many firms cut back their technology spending.

Even though the series was overweighted in financials, we were significantly underweighted in real estate investment trusts (REITs). Like residential housing, commercial real estate was hot, but we missed it, and that hurt performance.

OPPORTUNITIES FROM RETAIL, HEALTH CARE, AND ENERGY

In December, we purchased some traditional anchor retailers such as Sears and May Department Stores. News of Sears' credit card problems had driven its stock price down; however, we believe the company's credit problems are abating and that its continued efforts at cost cutting will benefit its long-term results. May's stock price fell because of declines in same-store sales. Although we don't think the retail group will experience robust growth, we're attracted to their prices and believe that these companies will benefit from continued consumer spending.

In health care, we're looking at well-run rural hospitals with loyal, high-quality staffs that help them maintain a solid patient base. Bottling companies are another attractive area -- people buy bottled beverages regardless of the economic climate.

At the end of the period, we were overweighted in energy stocks relative to our benchmark. We like the fact that there is a shortage in the supply of natural gas and that the demand for a clean burning fuel is growing. Oil stocks are also attractive - prices are robust and we see a potential shortage of this commodity. We favor oil exploration, drilling, production, and service companies.

In an uncertain economy and a market that continues to be volatile, we like companies with sustainable income streams that can potentially see them through near-term rough spots. When the economy does recover, we would expect that income stream to translate into increased earnings.

NEW DISCOVERY SERIES
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -33.43% and Service Class shares -33.66%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to a return of -30.26% over the same period for the series' benchmark, the Russell 2000 Growth Index (the Russell Index). The Russell Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Over the same period, the average small-cap growth fund tracked by Lipper Inc. returned -29.72%.

A CHALLENGING MARKET ENVIRONMENT

We think that as 2002 began, investors were expecting a recovery in corporate earnings in the second half of the year. When it became clear in late spring that earnings would remain weak, growth expectations fell and stock prices followed them downward. Additional factors such as geopolitical tension over Iraq and corporate accounting scandals added to the market's woes.

In October, stock markets reversed direction again and we saw a fourth-quarter rally. Investor psychology seemed to turn around, in part because third-quarter earnings in general were somewhat encouraging. We think investors began to look beyond near-term weakness and become more optimistic about 2003. For the period overall, however, most equity market indices showed double-digit declines, and small-cap stocks underperformed the broad market.

We think small caps underperformed for several reasons. In a period of declining confidence, we think investors gravitated toward larger, older firms that were viewed as more stable. Technology and business services, two of the largest segments of the small-cap market, were hit particularly hard as their corporate customers drastically cut spending. And stocks of fledgling biotech companies lost ground as investors seemed to shun any company that was not yet profitable.

RESEARCH STILL UNCOVERED OPPORTUNITIES

In the midst of a brutal market, our research still uncovered stocks that did relatively well over the period and, we believe, may show further potential. In the health care sector, for example, performance was helped by IDEXX Laboratories, which makes the most widely used line of veterinary diagnostic equipment in the United States. Performance was also helped by new positions in several trucking companies, including Heartland Express and J.B. Hunt Transport. We think the few publicly-owned trucking firms -- about 10 out of 10,000 U.S. truck operators -- have the potential to increase both market share and profitability, as smaller players drop out due to new regulations and higher fixed costs such as insurance.

In the leisure sector, our holdings in restaurant chains, broadcasting firms, and publishers helped relative performance. We owned a number of niche restaurant firms, such as Outback Steakhouse, that continued to do well in tough times. An overall pickup in advertising spending helped some of our holdings in radio stations and newspaper and magazine publishers. We also held positions in several adult education firms that benefited from the slow economy as people sought to improve their job skills or change careers. We largely avoided biotechnology stocks, and that helped relative performance as the industry fared poorly over the period.

TECHNOLOGY, BUSINESS SERVICES, AND BANKING POSITIONS HELD BACK PERFORMANCE

As with the small-cap market overall, our technology and business services holdings were key detractors from performance. In anticipation of a recovery, we held a large weighting in semiconductor stocks going into the period. As technology spending by corporations nearly evaporated in the spring and summer, those stocks plunged and we sold many of them out of the portfolio. As mentioned earlier, business services firms -- which provide outsourced services such as computer support or bill processing -- suffered as corporations cut back all spending.

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We also held Edison Schools, a firm that attempted to pioneer a new industry by privatizing the operation of several public schools. As investors began to doubt it could deliver on its promise of running schools both better and more economically, the firm suffered and we ultimately sold our position at a loss. Relative performance was also hurt by our underweighted position in banking stocks, as banking was the best-performing small-cap industry over the period.

OUTLOOK

In our view, we are in the early stages of a moderate economic recovery. We believe the portfolio is already positioned in areas that may benefit even in a weak recovery, including trucking and leisure holdings, as mentioned earlier, and several niche retail firms. On a hopeful note, we have begun to see indications that corporate spending, which so far has not contributed much to the recovery, may be picking up. We have started to selectively buy more stocks that we think will benefit from corporate spending, because we feel that sometime in 2003 we may see the recovery shift from being led by consumer spending to being led by business spending.

NOTES TO CONTRACT OWNERS: ROBERT A. HENDERSON AND DONALD F. PITCHER, JR. BECAME MANAGERS OF THE PORTFOLIO IN APRIL AND JUNE OF 2002, RESPECTIVELY, REPLACING NEIL D. WAGNER.

EFFECTIVE MARCH 1, 2002, THE RUSSELL 2000 GROWTH INDEX REPLACED THE RUSSELL 2000 INDEX AS THE SERIES' BENCHMARK. WE BELIEVE THE RUSSELL 2000 GROWTH INDEX MORE ACCURATELY REFLECTS THE PORTFOLIO'S GROWTH DISCIPLINE.

RESEARCH GROWTH AND INCOME SERIES
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -21.40% and Service Class shares returned -21.59%. These returns, which include the reinvestment of dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of -22.09% over the same period for the series' benchmark, the S&P 500. During the same period, the average large-cap core fund tracked by Lipper Inc., returned -23.49%.

A TOUGH YEAR FOR STOCKS

Clearly this was not a good year to be a stock investor. Deteriorating economic conditions, corporate earnings disappointments, and corporate accounting scandals negatively influenced the markets.

BIG PLUSES FROM FINANCIALS, DIVIDEND-PAYING STOCKS

Relative to our benchmark, our overweight position in financials -- banks and insurance companies -- helped performance. As a group, many of the names in the sector were up modestly at a time when the rest of the market was down. The low, stable interest rate environment helped banks in particular as the difference between what banks had to pay in interest on short-term deposits was significantly lower than what they received in loan interest.

The series' preference for dividend-paying stocks also helped relative performance in 2002. As a group, these stocks held their value much better than nondividend-paying stocks -- a trend that we expect will continue in 2003.

The most significant contributor was what we didn't own. We missed the biggest problems in utilities, telecommunications, and technology as well as successfully avoided WorldCom, Qwest, Corning, and Nortel.

DISAPPOINTMENTS IN RETAILING, HEALTH CARE, SELECTED STOCKS

Several of the series' holdings in retail performed poorly. Of these stocks, Sears, which we subsequently sold, and Home Depot were among the weakest performers. Sears' stock price declined significantly when problems surfaced in its credit card business that outweighed all of the gains it had made in cost-cutting initiatives and improving operating efficiencies. When Home Depot announced lower same-store sales and weak holiday sales, its stock price fell.

Our holdings in the health care industry detracted from series' performance when many companies announced lower earnings. Many of the pharmaceutical companies the series owned were hurt by increasing patent challenges by generic drug manufacturers, and slow regulatory approval of new drugs in development pipelines. Other stocks in the health care industry had problems as well. Genzyme and Health South were among the series' poorest performers in the health care group. Genzyme's earnings fell when sales of its best selling drug, Renagel, declined. Health South shares fell sharply after the company reported sluggish revenue growth caused in part by a change in Medicare billing.

Other stocks that detracted from series' performance were Amdocs, FleetBoston, and Capital One. Amdocs is a software firm that supports the telecommunications industry that were subsequently sold. WorldCom and Qwest were two of its biggest clients; both accounts were cut back when accounting scandals hit those firms. Fleet Boston had major problems caused by its international operations in Brazil and Argentina. Capital One, a credit card company that was also sold from the portfolio, was forced by bank regulators to increase its bad loan and capital reserves because they believed that the company had become too aggressive in pursuing consumers with weak credit histories.

OPPORTUNITIES IN DEPRESSED STOCKS

Recently, we have trimmed our bank stock position and plan to continue that process. Even though we're still seeing some attractive prices in the sector, we believe it may be time to move some of those assets into other industries that we believe are more attractively valued. For example, we like some pharmaceuticals and insurers. Prices of pharmaceutical stocks dropped as investors focused on the long drug development times and few products nearing release. However, we have found a handful of attractive companies that face little competition from generic drugs and have potentially strong products in development. We think property and casualty insurers are still attractively valued and are in an improved pricing cycle as their customers renew their coverage -- a factor that we believe will help earnings.

We are also interested in groups where there have been dramatic declines in stock prices such as utilities and telecommunications. We may even do some very selective buying in technology.

LONG-TERM OUTLOOK FOR IMPROVED CORPORATE PROFITABILITY

As we see it, stock markets are closer to being fairly priced with interesting opportunities in many sectors. As of the end of December 2003, the S&P 500 is trading at roughly 17 times 2003 earnings estimates, which is slightly above its long-term average. We believe this is a reasonable level given today's lower level of interest rates.

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The economy has improved somewhat from weakness earlier in 2002 but its progress has been uneven. Longer term, we believe the aggressive cost cutting and restructuring efforts that companies are currently undertaking will ultimately improve corporate profitability in 2003. If these efforts continue and corporate spending picks up, we think we should see a stronger market in 2003.

NOTES TO CONTRACT OWNERS: EFFECTIVE FEBRUARY 28, 2002, DAVID A. ANTONELLI, DIRECTOR OF INTERNATIONAL EQUITY RESEARCH SINCE 1999, HAS PROVIDED OVERSIGHT OF OUR U.S. AND NON-U.S. EQUITY RESEARCH ANALYSTS IN THE ROLE OF DIRECTOR OF GLOBAL EQUITY RESEARCH.

THE COMMITTEE OF MFS RESEARCH ANALYSTS IS RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE SERIES UNDER THE GENERAL SUPERVISION OF MR. ANTONELLI.

RESEARCH INTERNATIONAL SERIES
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -11.44%, and Service Class shares -11.66%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return over the same period of -15.66% for the series' benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index. Over the same period, the average international fund tracked by Lipper Inc. returned -16.67%.

A CHALLENGING INVESTMENT ENVIRONMENT

For the third year in a row, equity markets finished on a down note. The year was marked by volatile markets worldwide, corporate accounting scandals, and lack of corporate spending, as well as concerns about Iraq and North Korea. The series outperformed its benchmark index because of the opportunities our analysts uncovered.

BENEFITS FROM FINANCIALS, CONSUMER STAPLES, AND LEISURE

Holdings in financials, consumer staples, and leisure helped performance through much of the year. In financials, we favored local, consumer-based banks and avoided the large money center banks that typically have exposure to stock markets, which were depressed for the year. The Royal Bank of Scotland is a good example of the type of bank stock we owned. The bank's earnings grew as it continued to realize benefits from cost cutting initiatives related to its recent acquisitions and consumer loan business. Another bank, Alliance & Leicester, also helped performance in the third quarter because of stronger-than-expected earnings growth related to the U.K. mortgage market. We subsequently sold Alliance because the stock had a high relative valuation and we had concerns that the U.K. mortgage market might weaken.

Consumer staples helped the series' performance throughout the year. These companies are defensive in nature and do well in difficult markets. Series' holdings in this area included Uni-Charm, a Japanese diaper maker, and Reckitt Benckiser, a British household products manufacturer.

In the leisure sector, a U.K.-based publisher, Reed Elsevier, was also representative of the types of companies we owned during 2002. The firm generated good revenues and reliable earnings streams from its educational textbooks, scientific journals, and its Lexis-Nexis database.

DISAPPOINTMENTS IN HEALTH CARE

The largest detractor from performance was our overweight position in the health care industry, particularly in pharmaceutical companies. Some of the companies reported lower-than-expected earnings due to expiring patent protection of a number of their drugs, increasing patent challenges from generic drug companies, and not getting the approval required for the public release of new drugs. For example, the stock price of French pharmaceutical company, Aventis, dropped as a result of investor concerns about the potential for increased competition for its popular allergy medication, Allegra. Fresenius Medical, which runs dialysis centers and is a manufacturer of dialysis products, was another health care disappointment. The company introduced a new dialysis procedure in its U.S. centers that was costly to implement and required lengthy training.

OPPORTUNITIES IN EMERGING MARKETS

Our holdings in emerging markets such as South Korea helped investment performance throughout the year. Standouts included Samsung Electronics and Hyundai Motors. Samsung, the world's third largest chipmaker, rose during the beginning of the year on hopes of a semiconductor recovery. As a cyclical company, Samsung did well, however, when its stock became fully priced, we sold it. Earnings at Hyundai Motors rose as a result of improved manufacturing efficiencies and strong auto sales. Thus stock was sold from the portfolio when it reached our price target.

We continued to find opportunities in emerging market stocks for three reasons.

1. They are attractively priced, in our view, trading at approximately a 50% discount to their counterparts in developed countries.

2. The current low interest rate environment gives firms in these countries easier, less expensive access to capital.

3. They provide excellent diversification because their performance does not move in step with developed markets.

OUTLOOK

We remain cautiously optimistic about the prospects for global equity markets in 2003. In our view, worldwide monetary and fiscal policies are more accommodative now than perhaps they have ever been. Across the globe stock prices have become more reasonable. Companies everywhere continue to restructure and cut costs to improve their strength and competitiveness.

Although economic and geopolitical concerns about Iraq and North Korea hang over the markets, we believe our focus on bottom-up, fundamental research will enable us to find good companies with good prospects. We believe that 2003 should be a better year for equity investors.

STRATEGIC GROWTH SERIES
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -30.06% and Service Class shares -30.19%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of -27.88% over the same period for the series' benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. Over the same period, the average multi-cap growth fund tracked by Lipper Inc. returned -29.92%.

MARKET ENVIRONMENT

The period marked the third consecutive year of double-digit declines for multi-cap growth stocks. Losses were widespread and, in many cases, spectacular: ten of the thirteen sectors we track -- accounting for 97% of the growth stock benchmark -- lost value over the course of the year. Poor performance among technology shares was particularly damaging, as that major sector closed 38% lower. Utilities and communications also suffered extreme losses, down 43% for the year. Even health care, considered one of the more defensive groups, lost traction in 2002, finishing 22% lower.

For all the bad news, however, 2002 did offer a few glimmers of hope for better days to come. Amid a vicious sell-off in the third quarter, growth stocks held in better than value stocks. The fourth quarter brought with it positive returns -- the first meaningful bounce since the fourth quarter of 2001.

CONTRIBUTORS TO PERFORMANCE

Despite the fourth quarter lift, portfolio returns trailed the benchmark for the year. Leisure and financial services stocks helped results, while health care and utilities and communications detracted from relative performance.

Positioning among media stocks in the leisure sector helped performance. Viacom and Fox Entertainment shares outperformed, the beneficiaries of improving demand for advertising. At the same time, we were underweight AOL, which suffered amid weaker subscriber growth, slowing average revenue per user, and accounting questions.

Holdings among commercial insurance, reinsurance, and brokerage concerns boosted results in the financial services sector. A top contributor here was Hartford Financial.

Health care positioning negatively impacted relative performance. Baxter International swooned as weakness in the company's plasma and renal businesses, together with potential for more competition in its key growth-driving hemophilia franchise, weighed heavily on Baxter's stock. Applied Biosystems struggled amid lackluster pharmaceutical R&D spending and the realization that its new generation of sequencing instruments enables far greater dilution of the company's reagents. Both stocks were sold out of the portfolio by period-end. Our underweighting of pharmaceutical maker Johnson & Johnson and the fact that we did not hold Merck -- stocks that outperformed during the period -- also restrained results.

Holdings in wireless communications service providers Sprint PCS and AT&T Wireless also held back results. Positions among cellular tower stocks American Tower and SBA Communications also hurt performance. Tough competition, together with further delay in next generation data services, caused fundamentals to fall short of our expectations. Except for AT&T Wireless, we sold these stocks out of the portfolio in the second half of the period.

OUTLOOK

In our view, constrained consumers and conservative corporate chieftains will likely make for a muted cyclical rebound in business activity. Moreover, the apparent lack of "must have" new technologies, new drug compounds, or new value-added services suggests limits to potential secular growth in 2003. We think competitive forces will likely remain intense in this environment, favoring companies that enjoy some cost advantage in producing and/or delivering their wares.

Companies have been able to offset elusive top line growth through cost cutting initiatives to generate earnings. Savings from restructuring programs, while real, are typically one-time in nature. If 2002 was the year for margin expansion (through squeezing suppliers, reducing headcount, etc), we believe 2003 may be the year for renewed focus on asset turnover (using what you have more effectively). We think that keeping inventories low, consolidating production facilities, and focusing R&D efforts may be important growth drivers in the coming year.

In the wake of 2002's rash of corporate scandals and bankruptcies, we expect investors to remain keenly focused on the bottom line: that is, companies' ability to generate and grow cash flow. The return of some of that cash to shareholders may also take center stage, particularly if dividend taxation were to be reduced or eliminated. We think this could presage dividend payouts for growth companies with sizeable cash balances.

STRATEGIC VALUE SERIES
This series opened on May 1, 2002

For the period ended December 31, 2002, the series' Initial Class provided a total return of -21.00% and the Service Class returned -21.00%. These returns, which include the reinvestment of any distributions but do not reflect any applicable contract or surrender charges, compare to returns of -15.96% over the same eight-month period for the series' benchmark, the Russell 1000 Value Index (the Russell Index), which measures the performance of large-cap U.S. value stocks. During the same period, the average multicap value fund tracked by Lipper Inc., returned -18.12%.

A CHALLENGING ECONOMIC ENVIRONMENT
The past year has been difficult, as investors have tried to balance the potential for a recovery in the economy with headline news about corporate governance issues in the United States and potential conflict in the Middle East.

This uncertainty has made the market very jittery and unforgiving, especially regarding any earning disappointments. In this environment, we have maintained a consistent focus on stocks with low expectations built into their prices and higher-quality/less volatile fundamentals. We manage risk in the portfolio by adhering consistently to our valuation disciplines.

Relative performance in the series' overweighted energy holdings helped the portfolio. The series' holdings are biased toward companies with exposure to the U.S. natural gas market, such as Devon Energy and Apache and benefited because of a growing demand and restrained supply in the United States. The unstable environment in the Middle East served to increase oil prices, which in turn increased profits for those companies with heavier exposure to this industry.

In addition, we think lower interest rates and positive pricing trends could continue to benefit diversified financial services firms and multiline property and casualty insurance companies.

In utilities and communications, we think established providers such as AT&T and Verizon Communications can benefit from predictable earnings in a time of economic uncertainty.

Disappointments during the period included Cigna and Telephone & Data Systems. These stocks struggled during the period for a variety of reasons.

Sears was also a disappointment during the period but we continue to remain positive about the company. We think that the market is unduly penalizing the company for its exposure to the credit card business, while we continue to believe there is a great potential for a turnaround.

OUTLOOK

The economy improved somewhat from weakness earlier in the year, and we believe the aggressive cost cutting and restructuring efforts made by many U.S. companies will ultimately improve their profitability sometime in 2003. Improvement may occur in the second half of the year as recent results continue to show mixed results in many sectors of the economy.

Through our MFS Original Research(R), we will continue to strive to find companies with management teams that we believe are taking or have taken the right steps to improve the value of their company. Most importantly, however, we adhere to a very disciplined approach toward managing risks in the portfolio. This process involves analyzing risks at the company and sector levels, analyzing industry trends, and maintaining a diversified portfolio.

We expect the uncertainties that persist, with respect to the short-term earnings projections for many companies, will result in continued volatility and investor pessimism. We believe that this is an excellent environment for our disciplined, fundamentally-based, bottom-up analysis to uncover attractively valued investment opportunities.

TECHNOLOGY SERIES
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -45.98%, and Service Class shares -46.36%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of -41.54% over the same period for the series' benchmark, the Merrill Lynch 100 Technology Index. The Merrill Lynch 100 Technology Index is a modified equal-weighted index that consists of 100 U.S.-traded technology companies. Over the same period, the average science and technology fund tracked by Lipper Inc., returned -43.01%.

ROUGH TIMES FOR TECHNOLOGY STOCKS

The lack of corporate and consumer spending on technology and no "must have" new technologies have severely reduced the market for information technology. Corporations that would normally be refreshing older technology or purchasing new technology are trying to keep costs down and are hesitant to spend on technology, or anything else. Until their earnings pick up, capital expenditures of any sort will likely continue to be postponed. Add to this that the consumer isn't spending on technology, and it's a very difficult environment for technology companies. Although there was a rally in technology stocks in October and November of 2002, it did not compensate for the sector's weak performance since the first of the year.

AGGRESSIVE START, CONSERVATIVE FINISH

Believing that the economy was turning around, we entered 2002 more aggressively positioned and held larger positions in smaller companies than we did at the end of the period -- that hurt performance early in the year. Entering October, we positioned the series in a relatively conservative manner, owning the stocks of companies that we believed had solid cash balances and established franchises -- names such as Intel, Microsoft, and Cisco. The stocks we owned participated in the rally, but did not appreciate as much as companies that had weak balance sheets and uncertain prospects, such as Nortel, Lucent, and Atmel. We didn't own the latter group because we felt there was too much risk in their long-term outlooks.

To put the rally in perspective, the returns that many of these weaker companies posted were impressive; some were in triple digits. However, many of those same companies entered the rally with prices that were less than $1.00, so that a gain of 50 cents looked spectacular on a percentage basis.

On an individual security basis, VeriSign hurt us the most and we sold it from the portfolio. The company's stock price fell sharply when it became clear that renewal of site names registrations were declining, and we simply owned too much of it when the decline occurred. Sluggish information technology spending by corporations has led to both longer sales cycles and smaller contract sizes, which especially hurt software companies. Comverse Technology and Peoplesoft are two examples of companies we owned and subsequently sold that suffered from these problems.

BRIGHT SPOTS IN DATA STORAGE AND WIRELESS

Our investments in the data storage and wireless areas helped the performance of the series. Companies continue to generate data whether times are good or bad, and that data needs to be stored. The contractual fees companies pay for storage services provide a steady revenue stream to companies such as Network Appliance, which was subsequently sold. Our wireless holdings, such as Nokia, also contributed positively to performance.

POSITIVE LONG-TERM VIEW

Going forward, we intend to maintain the series' relatively conservative positioning and continue to base our ownership on the strength of cash balances, cash flow, and solid business franchises. At a time of such turbulence in the technology industry, we are looking at the companies that we believe have the financial strength to survive.

Longer term, the most compelling argument for technology, we think, is that it saves companies money. We believe that, over time, the winners in almost any industry will be those that can leverage technology better than their competitors. Although we may never again see the kind of growth we saw a few years ago, we do believe that technology will continue to lead the overall economy long term.

CHANGE TO TEAM MANAGEMENT, INVESTMENT APPROACH THE SAME

Our team of technology analysts, under the direction of David Antonelli, Director of Global Equity Research, has assumed the management responsibilities for the series and will continue to rely on the MFS Original Research(R) process to uncover what they believe the most attractive investment opportunities in the technology sector will be. In the same way that other portfolios are managed, our team of technology analysts contributes its best research and investment ideas to the portfolio. We are confident that the strength of our team will allow us to maintain a disciplined investment process with the goal of providing consistent long-term investment performance.

VALUE SERIES
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -13.58%, and Service Class shares -13.77%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return, over the same period of -15.52% for the series' benchmark, the Russell 1000 Value Index. During the same period, the average equity income fund tracked by Lipper, Inc., returned -16.33%.

STYLE DIVERSIFICATION MADE A DIFFERENCE IN 2002

With value investing having outperformed growth for the past three years, we think the question on the minds of many value investors is whether it's time to move back into growth stocks. In other words, has this value cycle run its course? We don't believe so. We believe both investing styles can be part of a sound investment strategy. We are confident that value will continue to offer attractive opportunities to investors over the long term, particularly in times when the market in general is undervalued -- as we believe it was at the end of the period.

RELATIVE STRENGTH IN A DIFFICULT MARKET

On an absolute basis, the series and its benchmark declined for the year, but both still posted better returns than the broad market, as measured by the S&P 500, which returned -22.09% for the period.

The series' outperformance relative to its benchmark was attributable to both our stock selection and relative weightings across multiple sectors. Stock selection in industrial goods, leisure, and utilities and communications was the primary contributor to performance for the year. The series also benefited from an overweighting in basic materials and consumer staples and an underweighted position in technology and in utilities and communications.

SIGNIFICANT IMPACTS TO PERFORMANCE

In the industrial goods sector, our holdings in Deere and Caterpillar were bright spots for performance. The series also benefited from our publishing and media positions in the leisure sector, as media conglomerate Viacom and newspaper companies Gannett and Tribune continued to benefit from improving advertising trends.

In the utilities and communications sector, our emphasis on traditional regulated gas and electric distribution companies and underweight in electric generation and trading companies, as well as telecom companies, helped performance. In a difficult year for telecom, our research uncovered attractive opportunities in the sector; toward the end of the year, we added SBC Communications to the series and increased our position in BellSouth.

On the negative side, detractors from performance included our stock selection in the banking industry, particularly FleetBoston, which was impacted by Latin American and telecom loan exposure. Investments in Sears and Citigroup also negatively affected performance. Sears suffered from deterioration in its credit card portfolio, and Citigroup suffered from the investigation into investment banking conflicts of interest. In the health care sector, our pharmaceutical stocks were not immune from concerns about patent expirations, regulatory setbacks, and generally weak new product pipelines.

FOCUS ON FUNDAMENTALS

Looking at 2003, we think that securities markets are likely to stay choppy over the near term -- especially given the unpredictability of corporate earnings, the fits and starts of a recovering U.S. economy, and lingering geopolitical concerns. While this environment is challenging, it also presents opportunities for value-oriented investors to find quality, lower-volatility businesses whose stocks are reasonably valued relative to their long-term growth prospects. Accordingly, we are comfortable with our moderately conservative positioning of the series and believe that our fundamental research will continue to uncover businesses poised to benefit from improving economic and market conditions.

NOTE TO CONTRACT OWNERS: EFFECTIVE FEBRUARY 1, 2002, WE NO LONGER USE THE STANDARD & POOR'S 500 STOCK INDEX AS A BENCHMARK BECAUSE WE BELIEVE THE RUSSELL 1000 VALUE INDEX BETTER REFLECTS THE SERIES' INVESTMENT POLICIES AND OBJECTIVES.

                                   ----------

THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND NO FORECASTS CAN BE GUARANTEED.

IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE PORTFOLIOS ARE ACTIVELY MANAGED, AND CURRENT HOLDINGS MAY BE DIFFERENT.

VARIABLE ANNUITIES ARE DESIGNED FOR LONG-TERM RETIREMENT INVESTING; PLEASE SEE YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION.

PERFORMANCE SUMMARY

The information below and on the following pages illustrates the growth of a hypothetical $10,000 investment for each series during the period indicated. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be more than or less than the line shown. It is not possible to invest directly in an index. Series results do not reflect the deduction of separate account charges. (See Notes to Performance Summary.)

CAPITAL OPPORTUNITIES SERIES(1)

(For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 2002. Index information is from June 1, 1996.)

[CHART]

         CAPITAL OPPORTUNITIES SERIES - INITIAL CLASS   STANDARD & POOR'S 500 STOCK INDEX
Jun-96                                      $  10,000                           $  10,000
Dec-96                                      $  11,010                           $  11,210
Dec-98                                      $  17,834                           $  19,221
Dec-00                                      $  25,047                           $  21,149
Dec-02                                      $  13,086                           $  14,520

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS                                  1 YEAR     3 YEARS     5 YEARS     LIFE*
---------------------------------------------------------------------------------------
Cumulative Total Return                        -30.41%     -50.31%     -6.84%    +30.86%
Average Annual Total Return                    -30.41%     -20.79%     -1.41%     +4.17%

SERVICE CLASS                                  1 YEAR     3 YEARS     5 YEARS     LIFE*
---------------------------------------------------------------------------------------
Cumulative Total Return                        -30.54%     -50.48%     -7.16%    +30.40%
Average Annual Total Return                    -30.54%     -20.88%     -1.47%     +4.12%

COMPARATIVE INDICES++

                                               1 YEAR      3 YEARS      5 YEARS   LIFE*
---------------------------------------------------------------------------------------
Average multi-cap core fund+                   -21.74%     -12.45%      -0.68%    +3.93%
Standard & Poor's 500 Stock Index#             -22.09%     -14.54%      -0.58%    +5.83%

 * For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 2002. Index information is from June 1, 1996.
++  Average annual rates of return.
 +  Source: Lipper Inc.
 #  Source: Standard & Poor's Micropal, Inc.

INTERNATIONAL GROWTH SERIES(1)

(For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 2002. Index information is from June 1, 1996.)

[CHART]

          INTERNATIONAL GROWTH SERIES - INITIAL CLASS   MSCI EAFE INDEX   LIPPER INTERNATIONAL FUND INDEX
Jun-96                                      $  10,000         $  10,000                         $  10,000
Dec-96                                      $   9,830         $  10,221                         $  10,625
Dec-98                                      $   9,856         $  12,553                         $  12,839
Dec-00                                      $  12,290         $  13,749                         $  15,091
Dec-02                                      $   9,107         $   9,137                         $  10,488

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS                                  1 YEAR      3 YEARS      5 YEARS   LIFE*
---------------------------------------------------------------------------------------
Cumulative Total Return                        -11.88%     -31.68%      -5.81%    -8.93%
Average Annual Total Return                    -11.88%     -11.93%      -1.19%    -1.41%

SERVICE CLASS                                  1 YEAR      3 YEARS      5 YEARS   LIFE*
---------------------------------------------------------------------------------------
Cumulative Total Return                        -12.01%     -31.85%      -6.04%    -9.16%
Average Annual Total Return                    -12.01%     -12.00%      -1.24%    -1.45%

COMPARATIVE INDICES++

                                               1 YEAR      3 YEARS      5 YEARS   LIFE*
---------------------------------------------------------------------------------------
Average international fund+                    -16.67%     -17.84%      -2.63%    -0.61%
MSCI EAFE Index#                               -15.66%     -17.00%      -2.61%    -1.36%
Lipper International Fund Index+               -13.84%     -16.00%      -1.65%    +0.73%

 * For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 2002. Index information is from June 1, 1996.
++  Average annual rates of return.
 +  Source: Lipper Inc.
 #  Source: Standard & Poor's Micropal, Inc.

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES(1)

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2002. Index information is from May 1, 1998.)

[CHART]

         MASSACHUSETTS INVESTORS GROWTH STOCK SERIES - INITIAL CLASS   RUSSELL 1000 GROWTH INDEX   STANDARD & POOR'S 500 STOCK INDEX
May-98                                                     $  10,000                   $  10,000                           $  10,000
Dec-98                                                     $  12,070                   $  11,881                           $  11,172
Dec-99                                                     $  16,391                   $  15,821                           $  13,523
Dec-00                                                     $  15,393                   $  12,273                           $  12,293
Dec-01                                                     $  11,559                   $   9,766                           $  10,833
Dec-02                                                     $   8,317                   $   7,043                           $   8,440

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS                                  1 YEAR      3 YEARS     LIFE*
-----------------------------------------------------------------------------
Cumulative Total Return                        -28.05%     -49.26%   -16.83%
Average Annual Total Return                    -28.05%     -20.24%    -3.88%

SERVICE CLASS                                  1 YEAR      3 YEARS     LIFE*
----------------------------------------------------------------------------
Cumulative Total Return                        -28.17%     -49.34%   -16.97%
Average Annual Total Return                    -28.17%     -20.28%    -3.91%

COMPARATIVE INDICES++

                                               1 YEAR      3 YEARS     LIFE*
-----------------------------------------------------------------------------
Average large-cap growth fund+                 -28.63%     -22.67%    -6.73%
Russell 1000 Growth Index#                     -27.88%     -23.64%    -7.24%
Standard & Poor's 500 Stock Index#             -22.09%     -14.54%    -3.57%

 * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2002. Index information is from May 1, 1998.
++  Average annual rates of return.
 +  Source: Lipper Inc.
 #  Source: Standard & Poor's Micropal, Inc.

MID CAP VALUE SERIES(1),(4),(7)

(For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002. Index information is from May 1, 2002.)

[CHART]

         MFS SUN LIFE MID CAP VALUE SERIES-CLASS IC    RUSSELL MID-CAP VALUE INDEX
May-02                                    $  10,000                      $  10,000
Dec-02                                    $   7,920                      $   8,380

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS                                  LIFE*
----------------------------------------------------
Cumulative Total Return                      -20.80%

SERVICE CLASS                                  LIFE*
----------------------------------------------------
Cumulative Total Return                      -20.70%

COMPARATIVE INDICES

                                               LIFE*
----------------------------------------------------
Average midcap value fund+                   -18.42%
Russell Midcap Value Index#                  -16.20%

* For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002. Index information is from May 1, 2002.
+   Source: Lipper Inc.
#   Source: Standard & Poor's Micropal, Inc.

NEW DISCOVERY SERIES(1),(2),(5)

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2002. Index information is from May 1, 1998.)

[CHART]

                  NEW DISCOVERY SERIES - INITIAL CLASS      RUSSELL 2000 GROWTH INDEX     RUSSELL 2000 SMALL STOCKS INDEX
May-98                                       $  10,000                      $  10,000                           $  10,000
Dec-98                                       $  10,620                      $   8,993                           $   8,806
Dec-99                                       $  17,019                      $  12,868                           $  10,678
Dec-00                                       $  17,077                      $   9,982                           $  10,355
Dec-01                                       $  16,203                      $   9,061                           $  10,613
Dec-02                                       $  10,786                      $   6,319                           $   8,439

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS                                    1 YEAR      3 YEARS       LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                          -33.43%      -36.62%     +7.86%
Average Annual Total Return                      -33.43%      -14.10%     +1.64%

SERVICE CLASS                                    1 YEAR      3 YEARS       LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                          -33.66%      -36.89%     +7.40%
Average Annual Total Return                      -33.66%      -14.22%     +1.55%

COMPARATIVE INDICES++

                                                 1 YEAR      3 YEARS       LIFE*
--------------------------------------------------------------------------------
Average small cap growth fund+                   -29.72%      -17.01%     -4.91%
Russell 2000 Index #                             -20.48%       -7.54%     -3.57%
Russell 2000 Growth Index#                       -30.26%      -21.11%     -9.37%

 * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2002. Index information is from May 1, 1998.
++  Average annual rates of return.
 +  Source: Lipper Inc.
 #  Source: Standard & Poor's Micropal, Inc.

RESEARCH GROWTH AND INCOME SERIES(1)

(For the period from the commencement of the series' investment operations, May 13, 1997, through December 31, 2002. Index information is from May 1, 1997.)

[CHART]

                 RESEARCH GROWTH AND INCOME SERIES - INITIAL CLASS            STANDARD & POOR'S 500 STOCK INDEX
May-97                                                   $  10,000                                    $  10,000
Dec-98                                                   $  13,459                                    $  15,757
Dec-99                                                   $  14,564                                    $  19,073
Dec-00                                                   $  15,015                                    $  17,338
Dec-01                                                   $  13,377                                    $  15,056
Dec-02                                                   $  10,514                                    $  11,903

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS                                    1 YEAR      3 YEARS      5 YEARS     LIFE*
-------------------------------------------------------------------------------------------
Cumulative Total Return                          -21.40%     -27.81%       -4.59%     +5.14%
Average Annual Total Return                      -21.40%     -10.29%       -0.94%     +0.89%

SERVICE CLASS                                    1 YEAR      3 YEARS      5 YEARS     LIFE*
-------------------------------------------------------------------------------------------
Cumulative Total Return                          -21.59%     -28.04%       -4.90%     +4.80%
Average Annual Total Return                      -21.59%     -10.39%       -1.00%     +0.84%

COMPARATIVE INDICES++

                                                 1 YEAR      3 YEARS      5 YEARS     LIFE*
-------------------------------------------------------------------------------------------
Average large-cap core fund+                     -23.49%      -15.32%      -1.90%     +1.64%
Standard & Poor's 500 Stock Index#               -22.09%      -14.54%      -0.58%     +3.12%

 * For the period from the commencement of the series' investment operations, May 13, 1997, through December 31, 2002. Index information is from May 1, 1997.
++  Average annual rates of return.
 +  Source: Lipper Inc.
 #  Source: Standard & Poor's Micropal, Inc.

RESEARCH INTERNATIONAL SERIES(1),(6)

(For the period from the commencement of the series' investment operations, May 5, 1998, through December 31, 2002. Index information is from May 1, 1998.)

[CHART]

                      RESEARCH INTERNATIONAL SERIES - INITIAL CLASS        MSCI EAFE INDEX
May-98                                                    $  10,000              $  10,000
Dec-98                                                    $   9,420              $  10,399
Dec-99                                                    $  14,595              $  13,237
Dec-00                                                    $  13,434              $  11,390
Dec-01                                                    $  11,049              $   8,974
Dec-02                                                    $   9,785              $   7,569

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS                                    1 YEAR      3 YEARS      LIFE*
-------------------------------------------------------------------------------
Cumulative Total Return                          -11.44%      -32.96%     -2.15%
Average Annual Total Return                      -11.44%      -12.48%     -0.47%

SERVICE CLASS                                    1 YEAR      3 YEARS      LIFE*
-------------------------------------------------------------------------------
Cumulative Total Return                          -11.66%      -33.19%     -2.49%
Average Annual Total Return                      -11.66%      -12.58%     -0.54%

COMPARATIVE INDICES++

                                                 1 YEAR      3 YEARS      LIFE*
-------------------------------------------------------------------------------
Average international fund+                      -16.67%      -17.84%     -5.91%
MSCI EAFE Index#                                 -15.66%      -17.00%     -5.79%

 * For the period from the commencement of the series' investment operations, May 5, 1998, through December 31, 2002. Index information is from May 1, 1998.
++  Average annual rates of return.
 +  Source: Lipper Inc.
 #  Source: Standard & Poor's Micropal, Inc.

STRATEGIC GROWTH SERIES(1),(5)

(For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 2002. Index information is from November 1, 1999.)

[CHART]

                        STRATEGIC GROWTH SERIES - INITIAL CLASS       RUSSELL 1000 GROWTH INDEX
Oct-99                                                $  10,000                       $  10,000
Dec-99                                                $  12,130                       $  11,636
Dec-00                                                $  10,918                       $   9,027
Dec-01                                                $   8,227                       $   7,183
Dec-02                                                $   5,754                       $   5,180

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS                                    1 YEAR      3 YEARS       LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                          -30.06%      -52.57%     -42.46%
Average Annual Total Return                      -30.06%      -22.01%     -15.99%

SERVICE CLASS                                    1 YEAR      3 YEARS       LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                          -30.19%      -52.65%     -42.56%
Average Annual Total Return                      -30.19%      -22.06%     -16.04%

COMPARATIVE INDICES++

                                                 1 YEAR      3 YEARS       LIFE*
--------------------------------------------------------------------------------
Average multi-cap growth fund+                   -29.92%      -23.88%     -17.39%
Russell 1000 Growth Index#                       -27.88%      -23.64%     -18.76%

 * For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 2002. Index information is from November 1, 1999.
++  Average annual rates of return.
 +  Source: Lipper Inc.
 #  Source: Standard & Poor's Micropal, Inc.

STRATEGIC VALUE SERIES(1),(5)

(For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002. Index information is from May 1, 2002.)

[CHART]

                         STRATEGIC VALUE SERIES - INITIAL CLASS          RUSSELL 1000 VALUE INDEX
May-02                                                 $ 10,000                          $ 10,000
Dec-02                                                 $  7,900                          $  8,404

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS                                                              LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                                                   -21.00%

SERVICE CLASS                                                              LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                                                   -21.00%

COMPARATIVE INDICES

                                                                           LIFE*
--------------------------------------------------------------------------------
Average multicap value fund+                                              -18.12%
Russell 1000 Value Index#                                                 -15.96%

* For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002. Index information is from May 1, 2002.
+   Source: Lipper, Inc.
#   Source: Standard & Poor's Micropal, Inc.

TECHNOLOGY SERIES(1),(2),(3),(4),(5),(8)

(For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2002. Index information is from July 1, 2000.)

[CHART]

               TECHNOLOGY SERIES - INITIAL CLASS         MERRILL LYNCH 100 TECHNOLOGY INDEX
Jun-00                                  $ 10,000                                   $ 10,000
Dec-00                                  $  8,540                                   $  5,845
Dec-01                                  $  5,221                                   $  3,943
Dec-02                                  $  2,820                                   $  2,305

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS                                                 1 YEAR       LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                                       -45.98%     -71.80%
Average Annual Total Return                                   -45.98%     -39.21%

SERVICE CLASS                                                 1 YEAR       LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                                       -46.36%     -72.00%
Average Annual Total Return                                   -46.36%     -39.38%

COMPARATIVE INDICES++

                                                              1 YEAR       LIFE*
--------------------------------------------------------------------------------
Average science and technology fund+                          -43.01%     -44.64%
Merrill Lynch 100 Technology Index#                           -41.54%     -44.40%

* For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2002. Index information is from July 1, 2000. ++Average annual rates of return.
+   Source: Lipper Inc.
#   Source: Standard & Poor's Micropal, Inc.

VALUE SERIES(1)

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2002. Index information is from May 1, 1998.)

[CHART]


          VALUE SERIES - INITIAL CLASS    STANDARD & POOR'S 500 STOCK INDEX     RUSSELL 1000 VALUE INDEX
May-98                        $ 10,000                            $  10,000                    $  10,000
Dec-98                        $ 10,500                            $  11,172                    $  10,287
Dec-99                        $ 11,240                            $  13,523                    $  11,043
Dec-00                        $ 14,640                            $  12,293                    $  11,817
Dec-01                        $ 13,548                            $  10,833                    $  11,157
Dec-02                        $ 11,707                            $   8,440                    $   9,425

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS                                    1 YEAR      3 YEARS       LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                          -13.58%      +4.16%      +17.07%
Average Annual Total Return                      -13.58%      +1.37%       +3.44%

SERVICE CLASS                                    1 YEAR      3 YEARS       LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                          -13.77%      +3.77%      +16.63%
Average Annual Total Return                      -13.77%      +1.24%       +3.36%

COMPARATIVE INDICES++

                                                 1 YEAR      3 YEARS      LIFE*
--------------------------------------------------------------------------------
Average equity income fund+                      -16.33%       -5.23%     -2.24%
Standard & Poor's 500 Stock Index#               -22.09%      -14.54%     -3.57%
Russell 1000 Value Index#                        -15.52%       -5.14%     -1.26%

 * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2002. Index information is from May 1, 1998.
++  Average annual rates of return.
 +  Source: Lipper Inc.
 #  Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares, which have an inception date of August 24, 2001, except for MidCap Value Series and Strategic Value Series, whose Service Class shares have an inception date of May 1, 2002, have no sales charge and carry a 0.25% annual 12b-1 fee. Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class. Because operating expenses of Service Class shares are higher than those of Initial Class, the Service Class performance generally would have been lower than Initial Class performance had Service Class shares been outstanding for the entire period.

Returns shown do not reflect the deduction of mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of fees and charges imposed by insurance company separate accounts.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

(1) Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(2) Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

(3) Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those sectors than is a portfolio that invests more broadly.

(4) The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while it's asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

(5) The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

(6) Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

(7) Investing in mid-sized companies is riskier than investing in more-established companies.

(8) When concentrating on one issuer, the portfolio is more sensitive to changes in the value of securities of these issuers.

    These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
CAPITAL OPPORTUNITIES SERIES
STOCKS -- 98.4%

ISSUER                                                      SHARES       VALUE
U.S. STOCKS -- 95.4%
ADVERTISING & BROADCASTING -- 0.7%
Lamar Advertising Co., "A"*                                 55,350   $   1,861,421
                                                                     -------------
APPAREL & TEXTILES -- 0.2%
Nike, Inc., "B"                                              3,040   $     135,189
Reebok International Ltd.*                                  14,800         435,120
                                                                     -------------
                                                                     $     570,309
                                                                     -------------
AUTOMOTIVE -- 0.6%
Harley-Davidson, Inc.                                       36,130   $   1,669,206
                                                                     -------------
BANKS & CREDIT COS. -- 1.7%
Bank of America Corp.                                       21,410   $   1,489,494
FleetBoston Financial Corp.                                126,770       3,080,511
                                                                     -------------
                                                                     $   4,570,005
                                                                     -------------
BIOTECHNOLOGY -- 1.8%
Abbott Laboratories, Inc.                                   41,330   $   1,653,200
Amgen, Inc.*                                                32,620       1,576,851
Pharmacia Corp.                                             32,731       1,368,156
                                                                     -------------
                                                                     $   4,598,207
                                                                     -------------
BUSINESS MACHINES -- 1.9%
Affiliated Computer Services, Inc., "A"*                    54,070   $   2,846,785
International Business Machines Corp.                       27,200       2,108,000
                                                                     -------------
                                                                     $   4,954,785
                                                                     -------------
BUSINESS SERVICES -- 3.0%
ARAMARK Corp.*                                              72,510   $   1,703,985
Automatic Data Processing, Inc.                             57,030       2,238,428
BISYS Group, Inc.*                                          88,000       1,399,200
Concord EFS, Inc.*                                          11,850         186,519
DST Systems, Inc.*                                          11,100         394,605
First Data Corp.                                            56,520       2,001,373
                                                                     -------------
                                                                     $   7,924,110
                                                                     -------------
CELLULAR PHONES -- 1.9%
Motorola, Inc.                                             178,450   $   1,543,593
Telephone & Data Systems, Inc.                              71,400       3,357,228
                                                                     -------------
                                                                     $   4,900,821
                                                                     -------------
CHEMICALS -- 0.1%
Lyondell Petrochemical Co.                                  20,000   $     252,800
                                                                     -------------
COMPUTER HARDWARE -- SYSTEMS -- 0.9%
Dell Computer Corp.*                                        59,460   $   1,589,960
Intel Corp.                                                 48,600         756,702
                                                                     -------------
                                                                     $   2,346,662
                                                                     -------------
COMPUTER SOFTWARE --
  PERSONAL COMPUTERS -- 2.5%
Microsoft Corp.*                                           116,080   $   6,001,336
Symantec Corp.*                                             12,250         495,512
                                                                     -------------
                                                                     $   6,496,848
                                                                     -------------
COMPUTER SOFTWARE -- SERVICES -- 1.4%
SunGard Data Systems, Inc.*                                 66,040   $   1,555,902
VERITAS Software Corp.*                                    139,770       2,183,208
                                                                     -------------
                                                                     $   3,739,110
                                                                     -------------
COMPUTER SOFTWARE -- SYSTEMS -- 3.2%
Cadence Design Systems, Inc.*                               63,180   $     744,892
Network Associates, Inc.*                                   32,200         518,098
Oracle Corp.*                                              461,730       4,986,684
Peoplesoft, Inc.*                                          115,200       2,109,312
                                                                     -------------
                                                                     $   8,358,986
                                                                     -------------
CONGLOMERATES -- 2.3%
General Electric Co.                                       151,390   $   3,686,347
Tyco International Ltd.                                    138,452       2,364,760
                                                                     -------------
                                                                     $   6,051,107
                                                                     -------------
CONSUMER GOODS & SERVICES -- 0.5%
Avon Products, Inc.                                         14,930   $     804,279
Kimberly-Clark Corp.                                        10,300         488,941
                                                                     -------------
                                                                     $   1,293,220
                                                                     -------------
CONTAINERS -- 1.0%
Owens Illinois, Inc.*                                      126,670   $   1,846,849
Smurfit-Stone Container Corp.*                              54,100         832,653
                                                                     -------------
                                                                     $   2,679,502
                                                                     -------------
ELECTRONICS -- 1.7%
Analog Devices, Inc.*                                       67,180   $   1,603,587
Applied Micro Circuits Corp.*                               59,500         219,555
Linear Technology Corp.                                     36,270         932,865
Maxim Integrated Products, Inc.                             25,910         856,066
Texas Instruments, Inc.                                     48,210         723,632
                                                                     -------------
                                                                     $   4,335,705
                                                                     -------------
ENERGY -- 1.1%
ConocoPhillips, Inc.                                        26,700   $   1,292,013
TXU Corp.                                                   78,400       1,464,512
                                                                     -------------
                                                                     $   2,756,525
                                                                     -------------
ENTERTAINMENT -- 5.4%
AOL Time Warner, Inc.*                                     119,420   $   1,564,402
Clear Channel Communications, Inc.*                         47,600       1,775,004
Fox Entertainment Group, Inc.*                              23,230         602,354
Viacom, Inc., "B"*                                         203,000       8,274,280
Walt Disney Co.                                            120,830       1,970,737
                                                                     -------------
                                                                     $  14,186,777
                                                                     -------------
FINANCIAL INSTITUTIONS -- 7.8%
Citigroup, Inc.                                            179,338   $   6,310,904
Federal Home Loan Mortgage Corp.                            85,160       5,028,698
Goldman Sachs Group, Inc.                                   24,400       1,661,640
Merrill Lynch & Co., Inc.                                  132,350       5,022,682
Morgan Stanley Dean Witter & Co.                            63,630       2,540,110
                                                                     -------------
                                                                     $  20,564,034
                                                                     -------------
FINANCIAL SERVICES -- 1.8%
Mellon Financial Corp.                                     139,920   $   3,653,311
SLM Corp.                                                   10,740       1,115,457
                                                                     -------------
                                                                     $   4,768,768
                                                                     -------------
FOOD & BEVERAGE PRODUCTS -- 0.8%
PepsiCo, Inc.                                               51,820   $   2,187,840
                                                                     -------------
FOREST & PAPER PRODUCTS -- 0.8%
Bowater, Inc.                                               49,000   $   2,055,550
                                                                     -------------
INDUSTRIAL GASES -- 0.6%
Praxair, Inc.                                               28,200   $   1,629,114
                                                                     -------------
INSURANCE -- 5.6%
Allstate Corp.                                              46,500   $   1,720,035
American International Group, Inc.                          27,950       1,616,907
Arthur J. Gallagher & Co.                                   31,620         928,996
CIGNA Corp.                                                  9,800         402,976
Hartford Financial Services Group, Inc.                     88,910       4,039,181
MetLife, Inc.                                               27,950         755,768
Nationwide Financial Services, Inc., "A"                    51,950       1,488,367
Safeco Corp.                                                12,600         436,842
Travelers Property Casualty Corp.*                         200,812       2,941,896
UnumProvident Corp.                                         26,020         456,391
                                                                     -------------
                                                                     $  14,787,359
                                                                     -------------
MACHINERY -- 1.2%
Danaher Corp.                                               30,280   $   1,989,396
Deere & Co.                                                 26,900       1,233,365
                                                                     -------------
                                                                     $   3,222,761
                                                                     -------------
MEDIA -- 0.3%
Westwood One, Inc.*                                         19,150   $     715,444
                                                                     -------------
MEDICAL & HEALTH PRODUCTS -- 10.6%
Alcon, Inc.*                                                 9,950   $     392,528
Baxter International, Inc.                                  48,282       1,351,896
Eli Lilly & Co.                                             84,930       5,393,055
Forest Laboratories, Inc.*                                  18,010       1,768,942

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- continued
MEDICAL & HEALTH PRODUCTS -- continued
Johnson & Johnson Co.                                       71,940   $   3,863,897
Merck & Co., Inc.                                           54,530       3,086,943
Pfizer, Inc.                                               299,322       9,150,274
Schering Plough Corp.                                      129,730       2,880,006
                                                                     -------------
                                                                     $  27,887,541
                                                                     -------------
MEDICAL & HEALTH TECHNOLOGY
  SERVICES -- 1.0%
Express Scripts, Inc.*                                      10,030   $     481,841
Genzyme Corp.*                                              49,091       1,451,670
Medimmune, Inc.*                                            28,210         766,466
                                                                     -------------
                                                                     $   2,699,977
                                                                     -------------
METALS & MINERALS -- 1.2%
Alcoa, Inc.                                                124,950   $   2,846,361
Phelps Dodge Corp.*                                         10,700         338,655
                                                                     -------------
                                                                     $   3,185,016
                                                                     -------------
OIL SERVICES -- 4.2%
BJ Services Co.*                                            51,240   $   1,655,564
Cooper Cameron Corp.*                                       43,270       2,155,711
GlobalSantaFe Corp.                                         98,658       2,399,363
Noble Corp.*                                                95,040       3,340,656
Schlumberger Ltd.                                           35,030       1,474,413
                                                                     -------------
                                                                     $  11,025,707
                                                                     -------------
OILS -- 3.1%
Apache Corp.                                                32,110   $   1,829,949
Devon Energy Corp.                                          81,890       3,758,751
Occidental Petroleum Corp.                                  88,950       2,530,627
                                                                     -------------
                                                                     $   8,119,327
                                                                     -------------
PHARMACEUTICALS -- 0.3%
Wyeth, Inc.                                                 21,421   $     801,145
                                                                     -------------
PRINTING & PUBLISHING -- 0.6%
New York Times Co.                                          31,660   $   1,447,812
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
Starwood Hotels & Resorts Co.                               81,540   $   1,935,760
                                                                     -------------
RESTAURANTS & LODGING -- 1.4%
Brinker International, Inc.*                                30,900   $     996,525
Hilton Hotels Corp.                                         77,500         985,025
McDonald's Corp.                                            77,020       1,238,482
Outback Steakhouse, Inc.                                    14,750         507,990
                                                                     -------------
                                                                     $   3,728,022
                                                                     -------------
RETAIL -- 6.9%
Best Buy Co., Inc.*                                          5,740   $     138,621
Gap, Inc.                                                   71,730       1,113,250
Home Depot, Inc.                                           141,520       3,390,819
Kohl's Corp.*                                               24,140       1,350,633
Limited Brands, Inc.                                        49,860         694,550
Lowe's Cos., Inc.                                           14,790         554,625
May Department Stores Co.                                   29,100         668,718
Sears, Roebuck & Co.                                       217,300       5,204,335
Target Corp.                                                55,060       1,651,800
Wal-Mart Stores, Inc.                                       67,440       3,406,394
                                                                     -------------
                                                                     $  18,173,745
                                                                     -------------
SPECIAL PRODUCTS & SERVICES -- 0.5%
Illinois Tool Works, Inc.                                   20,770   $   1,347,142
                                                                     -------------
SUPERMARKETS -- 1.8%
Kroger Co.*                                                212,900   $   3,289,305
Safeway, Inc.*                                              58,300       1,361,888
                                                                     -------------
                                                                     $   4,651,193
                                                                     -------------
TELECOMMUNICATIONS -- 9.0%
Advanced Fibre Communications, Inc.*                        73,990   $   1,231,933
AT&T Corp.                                                  71,380       1,863,732
AT&T Wireless Services, Inc.*                            1,009,710       5,704,861
Cisco Systems, Inc.*                                       278,400   $   3,647,040
Comcast Corp. "A"*                                          35,427         835,014
Comcast Corp. "Special A"*                                 173,110       3,905,362
EchoStar Communications Corp.*                              62,261       1,385,930
Verizon Communications, Inc.                               131,100       5,080,125
Winstar Communications, Inc.*                              123,400             136
                                                                     -------------
                                                                     $  23,654,133
                                                                     -------------
TRANSPORTATION -- 0.6%
Fedex Corp.                                                 13,140   $     712,451
United Parcel Service, Inc.                                 12,730         803,008
                                                                     -------------
                                                                     $   1,515,459
                                                                     -------------
UTILITIES -- ELECTRIC -- 2.5%
Calpine Corp.*                                             666,900   $   2,174,094
NiSource, Inc.                                             224,600       4,492,000
                                                                     -------------
                                                                     $   6,666,094
                                                                     -------------
UTILITIES -- GAS -- 0.2%
National Fuel Gas Co.                                       24,700   $     512,031
                                                                     -------------
    Total U.S. Stocks                                                $ 250,827,080
                                                                     -------------
FOREIGN STOCKS -- 3.0%
BERMUDA -- 1.9%
Accenture Ltd. (Business Services)*                         79,620   $   1,432,364
Ace Ltd. (Insurance)                                        60,220       1,766,855
XL Capital Ltd. (Insurance)                                 23,510       1,816,147
                                                                     -------------
                                                                     $   5,015,366
                                                                     -------------
CANADA -- 0.3%
Alcan, Inc. (Metals)                                        23,150   $     683,388
                                                                     -------------
FRANCE -- 0.6%
Aventis S.A. (Pharmaceuticals)                              26,810   $   1,455,836
                                                                     -------------
ISRAEL -- 0.2%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)*                          13,030   $     168,999
Partner Communications Co. Ltd., ADR
  (Cellular Phones)*                                       129,050         458,127
                                                                     -------------
                                                                     $     627,126
                                                                     -------------
    Total Foreign Stocks                                             $   7,781,716
                                                                     -------------
    Total Stocks (Identified Cost, $286,381,624)                     $ 258,608,796
                                                                     -------------
REPURCHASE AGREEMENT -- 0.9%

                                                  PRINCIPAL AMOUNT
                                                   (000 OMITTED)
Merrill Lynch, dated 12/31/02,
  due 01/02/03, total to be received
  $2,364,555 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost                                  $       2,364   $   2,364,397
                                                                     -------------
    Total Investments
      (Identified Cost, $288,746,021)                                $ 260,973,193
                                                                     -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.7%                                               1,913,249
                                                                     -------------
    Net Assets -- 100.0%                                             $ 262,886,442
                                                                     =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
INTERNATIONAL GROWTH SERIES
STOCKS -- 98.4%

ISSUER                                                     SHARES        VALUE
FOREIGN STOCKS -- 97.2%
AUSTRALIA -- 6.0%
Amcor Ltd. (Containers)*                                    24,219   $     115,661
APN News & Media Ltd.
  (Printing & Publishing)*                                 243,023         416,936
BHP Billiton Ltd. (Mining)                                 184,980       1,056,120
Brambles Industries Ltd. (Containers)                      170,000         449,438
News Corporation Ltd. (Media)*                             150,707         973,190
QBE Insurance Group Ltd. (Insurance)                       419,533       1,923,296
Tab Ltd. (Gaming)                                          282,510         481,503
Tabcorp Holdings Ltd. (Gaming)                              80,550         482,545
                                                                     -------------
                                                                     $   5,898,689
                                                                     -------------
AUSTRIA -- 0.6%
Erste Bank der Oesterreichischen
  Sparkassen AG (Banks & Credit Cos.)                        9,500   $     638,861
                                                                     -------------
BELGIUM -- 0.7%
Interbrew (Food & Beverage Products)                        30,000   $     707,603
                                                                     -------------
BERMUDA -- 0.6%
Ace Ltd. (Insurance)                                        18,720   $     549,245
                                                                     -------------
CANADA -- 1.5%
BCE, Inc. (Telecommunications)                                 157   $       2,834
Encana Corp. (Utilities - Gas)                              30,600         945,205
Talisman Energy, Inc. (Oils)                                14,000         503,989
                                                                     -------------
                                                                     $   1,452,028
                                                                     -------------
CHINA -- 0.9%
China Oilfield Services Ltd.
  (Oil Services)*                                        1,268,000   $     308,939
Huaneng Power International, Inc.
  (Energy)                                                 700,000         561,020
                                                                     -------------
                                                                     $     869,959
                                                                     -------------
CROATIA -- 0.6%
Pliva d.d., GDR (Medical &
  Health Products)                                          38,310   $     548,553
                                                                     -------------
FRANCE -- 8.6%
Aventis SA (Medical & Health Products)                      22,620   $   1,228,310
BNP Paribas SA (Banks & Credit Cos.)                        22,000         895,521
Danone Group (Food &
  Beverage Products)                                         5,470         735,125
L'Air Liquide SA (Industrial Gases)                          9,833       1,295,708
Sanofi-Synthelabo SA (Medical &
  Health Products)                                          23,260       1,420,337
Societe Television Francaise 1 (Media)                      21,782         581,356
Total Fina Elf SA, "B" (Oils)                               16,310       2,327,008
                                                                     -------------
                                                                     $   8,483,365
                                                                     -------------
GERMANY -- 3.8%
Bayerische Motoren Werke AG
  (Automotive)                                              23,480   $     711,840
Celanese AG (Chemicals)                                     44,140         971,712
Fresenius AG (Medical &
  Health Products)                                          11,770         449,738
Porsche AG (Automotive)                                      2,050         851,010
SAP AG (Computer Software)                                   4,680         370,504
Schering AG (Medical &
  Health Products)                                          10,490         455,812
                                                                     -------------
                                                                     $   3,810,616
                                                                     -------------
HONG KONG -- 1.7%
Denway Motors Ltd. (Automotive)                          1,008,000   $     342,536
Hong Kong & China Gas Ltd. (Utilities - Gas)               392,000         505,187
Smartone Telecommunications
  Holdings Ltd. (Telecommunications)                       531,000         592,399
TCL International Holdings Ltd.
  (Electronics)                                            868,100         267,166
                                                                     -------------
                                                                     $   1,707,288
                                                                     -------------
ITALY -- 0.8%
Generali Assicurazioni SPA (Insurance)                      39,170   $     804,814
                                                                     -------------
JAPAN -- 18.2%
Brother Industries Ltd.
  (Electrical Equipment)                                   197,000   $   1,249,503
Canon, Inc. (Business Machines)                             39,000       1,468,413
Credit Saison Co. Ltd.
  (Banks & Credit Cos.)                                     47,700         813,616
East Japan Railway Co. (Railroads)                             179         888,064
Fanuc Ltd. (Special Products &
  Services)                                                 11,000         486,439
Fast Retailing Co. Ltd. (Retail)                            23,700         834,451
Fujimi, Inc. (Special Products &
  Services)                                                 13,000         236,523
Fujisawa Pharmaceutical Co. Ltd.
  (Medical & Health Products)                               26,000         594,592
Honda Motor Co. Ltd. (Automotive)                           27,000         998,400
Mimasu Semiconductor Industry Co. Ltd.
  (Electronics)                                             22,200         205,694
Nippon Electric Glass Co. Ltd.
  (Special Products & Services)                             77,000         775,059
Nissan Motor Co. Ltd. (Automotive)                         136,000       1,060,782
Nissin Co. Ltd. (Banks & Credit Cos.)                       74,000         514,235
NTT DoCoMo, Inc. (Telecommunications)                          265         488,839
Promise Co. Ltd. (Banks & Credit Cos.)                      10,800         384,805
Right On Co. Ltd. (Retail)                                   7,400          76,044
Shin-Etsu Chemical Co. Ltd.
  (Chemicals)                                               25,000         819,154
Shiseido Co. Ltd. (Consumer Goods &
  Services)                                                 89,000       1,156,730
Sompo Japan Insurance, Inc.
  (Insurance)                                               82,000         478,656
Sony Corp. (Electronics)                                    11,500         480,458
Stanley Electric Co. Ltd.
  (Electrical Equipment)                                    42,000         468,750
Takeda Chemical Industries Ltd.
  (Medical & Health Products)                               24,000       1,002,695
Tokyo Broadcasting System, Inc.
  (Broadcasting)                                            48,000         603,235
Tokyo Gas Co. Ltd.
  (Utilities -- Gas)                                       384,000       1,203,235
Uni-Charm Corp.
  (Consumer Goods & Services)                               19,000         753,790
                                                                     -------------
                                                                     $  18,042,162
                                                                     -------------
MEXICO -- 1.8%
America Movil SA, ADR
  (Telecommunications)                                      41,000   $     588,760
Fomento Economico Mexicano SA de CV,
  ADR (Food & Beverage Products)                            29,710         531,809
Grupo Televisa SA de CV, ADR
  (Entertainment)*                                          10,130         282,931
Wal-Mart de Mexico SA de CV,
  "Series C" (Retail)*                                       2,547           4,933
Wal-Mart de Mexico SA de CV,
  "Series V" (Retail)*                                     153,810         351,481
                                                                     -------------
                                                                     $   1,759,914
                                                                     -------------
NETHERLANDS -- 7.9%
Akzo Nobel NV (Chemicals)                                   32,900   $   1,042,605
Elsevier NV (Printing & Publishing)                        185,670       2,267,532
Fugro NV (Engineering - Construction)*                      15,156         685,251
Koninklijke KPN NV
  (Telecommunications)                                     153,340         996,628
Koninklijke Philips Electronics NV
  (Electronics)                                             45,800         801,803

ISSUER                                                     SHARES        VALUE
FOREIGN STOCKS -- continued
NETHERLANDS -- continued
OPG Groep NV (Medical &
  Health Products)                                           2,374   $      81,628
STMicroelectronics NV (Electronics)                         18,000         352,481
VNU NV (Printing & Publishing)*                             61,482       1,601,622
                                                                     -------------
                                                                     $   7,829,550
                                                                     -------------
NEW ZEALAND -- 0.7%
Telecom Corporation of New Zealand Ltd.
  (Telecommunications)*                                    311,560   $     738,709
                                                                     -------------
NORWAY -- 0.3%
Tandberg ASA (Telecommunications)*                          42,960   $     247,844
                                                                     -------------
RUSSIA -- 0.3%
Mobile Telesystems Open Joint Stock Co.,
  ADR (Telecommunications)                                   8,430   $     313,090
                                                                     -------------
SINGAPORE -- 1.3%
Mobileone Asia Ltd.
  (Telecommunications)*                                    682,000   $     479,783
Singapore Press Holdings Ltd.
  (Printing & Publishing)                                   35,000         367,316
United Overseas Bank Ltd.
  (Banks & Credit Cos.)                                     71,000         483,105
                                                                     -------------
                                                                     $   1,330,204
                                                                     -------------
SPAIN -- 3.0%
Compania de Distribucion Integral
  Logista SA (Business Services)                            18,450   $     397,267
Iberdrola SA (Utilities - Electric)                         55,000         769,715
Inditex (Consumer Products)                                 20,290         478,788
Telefonica SA (Telecommunications)                         144,369       1,290,948
                                                                     -------------
                                                                     $   2,936,718
                                                                     -------------
SWEDEN -- 1.1%
Alfa Laval AB (Special Products &
  Services)*                                                81,740   $     658,511
Capio AB (Healthcare)                                       57,830         459,232
                                                                     -------------
                                                                     $   1,117,743
                                                                     -------------
SWITZERLAND -- 6.8%
Converium Holding AG (Insurance)                            23,060   $   1,117,313
Givaudan SA (Chemicals)                                        810         363,176
Jomed NV (Medical & Health Products)                        40,820         361,618
Lonza Group AG (Chemicals)                                   4,300         261,209
Novartis AG (Medical &
  Health Products)                                          28,800       1,050,737
Syngenta AG (Chemicals)                                     23,820       1,378,935
Synthes-Stratec, Inc. (Medical &
  Health Products)                                             988         605,889
UBS AG (Financial Services)                                 33,419       1,624,065
                                                                     -------------
                                                                     $   6,762,942
                                                                     -------------
UNITED KINGDOM -- 30.0%
AstraZeneca Group Plc (Medical &
  Health Products)                                          42,000   $   1,500,418
Aviva Plc (Insurance)*                                      84,286         600,854
Bank of Ireland Group
  (Banks & Credit Cos.)                                     45,740         469,423
BP Amoco Plc, ADR (Oils)*                                  468,487       3,219,106
British Sky Broadcasting Group Plc
  (Broadcasting)                                           105,860       1,088,536
BT Group Plc (Telecommunications)*                         227,000         712,312
Close Brothers Group Plc
  (Banks & Credit Cos.)                                     76,110         680,967
Compass Group Plc (Food &
  Beverage Products)                                       106,540         565,766
Daily Mail & General Trust
  (Printing & Publishing)                                   67,240         629,198
Diageo Plc (Food &
  Beverage Products)*                                      202,018   $   2,194,339
Easy Jet Plc (Airlines)                                     85,000         374,783
Granada Group Plc (Media)*                                 400,000         513,335
Intertek Testing Service Plc
  (Business Services)                                       79,060         512,710
Irish Life & Permanent Plc
  (Financial Services)                                      71,990         777,312
Jardine Lloyd Thompson Group Plc
  (Insurance)                                               40,290         431,267
Johnson Service Group Plc
  (Business Services)                                       50,580         248,250
Johnston Press Plc
  (Printing & Publishing)                                  139,010         820,960
Lloyds TSB Group Plc
  (Banks & Credit Cos.)                                    108,650         779,784
Maiden Group Plc (Advertising)                              53,700         237,639
National Grid Group Plc
  (Telecommunications)                                     160,560       1,179,473
Next Plc (Retail)*                                          72,660         861,148
Reckitt Benckiser Plc
  (Consumer Goods & Services)*                              67,210       1,303,259
Rio Tinto Group Plc (Metals & Mining)*                      33,450         667,464
Royal Bank of Scotland Group Plc
  (Banks & Credit Cos.)*                                    96,855       2,319,182
Schroders Plc (Financial Services)                          57,000         468,711
Signet Group Plc (Retail)*                                 304,960         333,704
St. James Place Capital Plc (Insurance)                    170,080         353,447
Standard Chartered Plc
  (Banks & Credit Cos.)*                                    84,050         954,888
Taylor Nelson Sofres Plc
  (Business Services)                                      252,530         617,684
Unilever Plc (Consumer Goods &
  Services)                                                244,110       2,321,576
Victrex Plc (Chemicals)                                     76,450         324,781
William Hill Plc (Gaming)                                  141,840         518,125
Willis Group Holdings Ltd. (Insurance)*                     14,000         401,380
WPP Group Plc (Advertising)                                 88,310         674,304
                                                                     -------------
                                                                     $  29,656,085
                                                                     -------------
    Total Foreign Stocks                                             $  96,205,982
                                                                     -------------
U.S. STOCKS -- 1.2%
BUSINESS SERVICES -- 0.6%
Manpower, Inc.                                              18,060   $     576,114
                                                                     -------------
INSURANCE -- 0.6%
Aflac, Inc.                                                 20,650   $     621,978
                                                                     -------------
    Total U.S. Stocks                                                $   1,198,092
                                                                     -------------
    Total Stocks (Identified Cost, $100,578,980)                     $  97,404,074
                                                                     -------------

REPURCHASE AGREEMENT -- 0.8%

                                                  PRINCIPAL AMOUNT
                                                    (000 OMITTED)
Merrill Lynch & Co., Inc., dated 12/31/02,
  due 1/2/03, total to be received $835,713
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account), at Cost                           $         836   $     835,657
                                                                     -------------
    Total Investments
      (Identified Cost, $101,414,637)                                $  98,239,731
                                                                     -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.8%                                                 745,804
                                                                     -------------
    Net Assets -- 100.0%                                             $  98,985,535
                                                                     =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
STOCKS -- 97.0%

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- 91.0%
AEROSPACE -- 1.2%
Lockheed Martin Corp.                                       27,300   $   1,576,575
Northrop Grumman Corp.                                      44,700       4,335,900
                                                                     -------------
                                                                     $   5,912,475
                                                                     -------------
AIRLINES -- 0.1%
Southwest Airlines Co.                                      48,600   $     675,540
                                                                     -------------
AUTOMOTIVE -- 0.6%
Harley-Davidson, Inc.                                       63,020   $   2,911,524
                                                                     -------------
BEVERAGES -- 0.5%
The Pepsi Bottling Group, Inc.                              97,400   $   2,503,180
                                                                     -------------
BIOTECHNOLOGY -- 3.2%
Abbott Laboratories, Inc.                                   60,500   $   2,420,000
Amgen, Inc.*                                               232,300      11,229,382
Genentech, Inc.*                                            29,200         968,272
Guidant Corp.*                                              24,800         765,080
                                                                     -------------
                                                                     $  15,382,734
                                                                     -------------
BUSINESS MACHINES -- 2.8%
Affiliated Computer Services, Inc., "A"*                   105,800   $   5,570,370
International Business Machines Corp.                      102,300       7,928,250
                                                                     -------------
                                                                     $  13,498,620
                                                                     -------------
BUSINESS SERVICES -- 4.8%
Apollo Group, Inc.*                                        116,400   $   5,121,600
Automatic Data Processing, Inc.                            247,700       9,722,225
BEA Systems, Inc.*                                          54,200         621,674
First Data Corp.                                           191,100       6,766,851
Paychex, Inc.                                               41,500       1,157,435
                                                                     -------------
                                                                     $  23,389,785
                                                                     -------------
COMPUTER HARDWARE -- SYSTEMS -- 1.9%
Dell Computer Corp.*                                       297,374   $   7,951,781
Intel Corp.                                                 87,300       1,359,261
                                                                     -------------
                                                                     $   9,311,042
                                                                     -------------
COMPUTER SOFTWARE -- 2.2%
Oracle Corp.*                                              971,074   $  10,487,599
                                                                     -------------
COMPUTER SOFTWARE --
  PERSONAL COMPUTERS -- 5.2%
Intuit, Inc.*                                               73,900   $   3,467,388
Microsoft Corp.*                                           407,382      21,061,649
Symantec Corp.*                                             22,900         926,305
                                                                     -------------
                                                                     $  25,455,342
                                                                     -------------
COMPUTER SOFTWARE -- SERVICES -- 1.0%
VERITAS Software Corp.*                                    302,783   $   4,729,470
                                                                     -------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.8%
Cadence Design Systems, Inc.*                               64,700   $     762,813
Peoplesoft, Inc.*                                          178,000       3,259,180
                                                                     -------------
                                                                     $   4,021,993
                                                                     -------------
CONGLOMERATES -- 2.9%
General Electric Co.                                       459,636   $  11,192,137
Tyco International Ltd.                                    179,000       3,057,320
                                                                     -------------
                                                                     $  14,249,457
                                                                     -------------
CONSUMER GOODS & SERVICES -- 5.2%
Avon Products, Inc.                                        170,700   $   9,195,609
Colgate-Palmolive Co.                                      117,700       6,171,011
Gillette Co.                                               104,500       3,172,620
Philip Morris Cos., Inc.                                   105,000       4,255,650
Procter & Gamble Co.                                        28,800       2,475,072
                                                                     -------------
                                                                     $  25,269,962
                                                                     -------------
ELECTRONICS -- 3.2%
Analog Devices, Inc.*                                      196,900   $   4,700,003
KLA-Tencor Corp.*                                           13,400         473,958
Maxim Integrated Products, Inc.                            102,300       3,379,992
Microchip Technology, Inc.                                 135,300       3,308,085
Teradyne, Inc.*                                            141,700   $   1,843,517
Xilinx, Inc.*                                               81,400       1,670,328
                                                                     -------------
                                                                     $  15,375,883
                                                                     -------------
ENTERTAINMENT -- 4.5%
AOL Time Warner, Inc.*                                     346,000   $   4,532,600
Carnival Corp.                                              60,400       1,506,980
Clear Channel Communications, Inc.*                        127,900       4,769,391
Fox Entertainment Group, Inc.*                              83,400       2,162,562
Liberty Media Corp.*                                       315,400       2,819,676
Viacom, Inc., "B"*                                         117,576       4,792,398
Walt Disney Co.                                             91,300       1,489,103
                                                                     -------------
                                                                     $  22,072,710
                                                                     -------------
FINANCIAL INSTITUTIONS -- 7.0%
American Express Co.                                       165,200   $   5,839,820
Charles Schwab Corp.                                       179,700       1,949,745
Citigroup, Inc.                                            221,654       7,800,004
Freddie Mac                                                165,501       9,772,834
Goldman Sachs Group, Inc.                                   78,800       5,366,280
Merrill Lynch & Co., Inc.                                   87,700       3,328,215
                                                                     -------------
                                                                     $  34,056,898
                                                                     -------------
FINANCIAL SERVICES -- 2.4%
SLM Corp.                                                  113,200   $  11,756,952
                                                                     -------------
FOOD & BEVERAGE PRODUCTS -- 4.0%
Anheuser-Busch Cos., Inc.                                   41,600   $   2,013,440
Coca-Cola Co.                                               50,500       2,212,910
Hershey Foods Corp.                                         19,200       1,294,848
PepsiCo, Inc.                                              204,100       8,617,102
Sysco Corp.                                                169,900       5,061,321
                                                                     -------------
                                                                     $  19,199,621
                                                                     -------------
HEALTHCARE -- 0.1%
Weight Watchers International, Inc.*                         5,400   $     248,238
                                                                     -------------
INSURANCE -- 2.4%
AFLAC, Inc.                                                 97,200   $   2,927,664
American International Group, Inc.                          67,345       3,895,908
Berkshire Hathaway, Inc.*                                       10         727,500
Marsh & McLennan Cos., Inc.                                 86,300       3,987,923
                                                                     -------------
                                                                     $  11,538,995
                                                                     -------------
INTERNET -- 0.5%
Ebay, Inc.*                                                 36,600   $   2,482,212
                                                                     -------------
MEDICAL & HEALTH PRODUCTS -- 12.2%
Alcon, Inc.*                                               133,300   $   5,258,685
Boston Scientific Corp.*                                   152,900       6,501,308
Eli Lilly & Co.                                            144,520       9,177,020
Forest Laboratories, Inc.*                                  70,300       6,904,866
Johnson & Johnson Co.                                      220,700      11,853,797
Pfizer, Inc.                                               645,011      19,717,986
                                                                     -------------
                                                                     $  59,413,662
                                                                     -------------
MEDICAL & HEALTH TECHNOLOGY
  SERVICES -- 2.5%
Biogen, Inc.*                                               15,500   $     620,930
Cardinal Health, Inc.                                       20,300       1,201,557
Genzyme Corp.*                                              76,700       2,268,096
Medtronic, Inc.                                            167,300       7,628,880
St. Jude Medical, Inc.*                                     12,300         488,556
                                                                     -------------
                                                                     $  12,208,019
                                                                     -------------
OIL SERVICES -- 2.7%
BJ Services Co.*                                           129,600   $   4,187,376
Noble Corp.*                                                47,305       1,662,771
Schlumberger Ltd.                                          173,900       7,319,451
                                                                     -------------
                                                                     $  13,169,598
                                                                     -------------

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- continued
OILS -- 0.3%
Anadarko Petroleum Corp.                                    35,500   $   1,700,450
                                                                     -------------
PHARMACEUTICALS -- 0.3%
Wyeth                                                       36,000   $   1,346,400
                                                                     -------------
RETAIL -- 8.5%
Bed Bath & Beyond, Inc.*                                    37,900   $   1,308,687
Best Buy Co., Inc.*                                         60,600       1,463,490
Gap, Inc.                                                  118,400       1,837,568
Home Depot, Inc.                                            45,000       1,078,200
Kohl's Corp.*                                              178,000       9,959,100
Lowe's Cos., Inc.                                           66,800       2,505,000
Office Depot, Inc.*                                         84,500       1,247,220
Staples, Inc.*                                             203,900       3,731,370
Target Corp.                                                97,600       2,928,000
TJX Cos., Inc.                                             226,300       4,417,376
Wal-Mart Stores, Inc.                                      192,800       9,738,328
Walgreen Co.                                                27,900         814,401
                                                                     -------------
                                                                     $  41,028,740
                                                                     -------------
SPECIAL PRODUCTS & SERVICES -- 3.2%
3M Co.                                                      80,100   $   9,876,330
Illinois Tool Works, Inc.                                   84,400       5,474,184
                                                                     -------------
                                                                     $  15,350,514
                                                                     -------------
TELECOMMUNICATIONS & CABLE -- 0.7%
Comcast Corp., "A"*                                        144,859   $   3,414,327
                                                                     -------------
TELECOMMUNICATIONS -- WIRELESS -- 0.2%
AT&T Wireless Services, Inc.*                              141,000   $     796,650
                                                                     -------------
TELECOMMUNICATIONS -- WIRELINE -- 3.1%
Cisco Systems, Inc.*                                       870,377   $  11,401,939
USA Interactive, Inc.*                                     157,400       3,598,164
                                                                     -------------
                                                                     $  15,000,103
                                                                     -------------
TRANSPORTATION -- 0.8%
United Parcel Service, Inc.                                 63,700   $   4,018,196
                                                                     -------------
    Total U.S. Stocks                                                $ 441,976,891
                                                                     -------------
FOREIGN STOCKS -- 6.0%
AUSTRALIA -- 0.5%
News Corp Ltd. (Media)*                                    409,254   $   2,642,757
                                                                     -------------
BERMUDA -- 2.0%
Accenture Ltd. (Business Services)*                        185,400   $   3,335,346
Ace Ltd. (Insurance)                                        49,700       1,458,198
XL Capital Ltd. (Insurance)                                 62,400       4,820,400
                                                                     -------------
                                                                     $   9,613,944
                                                                     -------------
CANADA -- 1.0%
Encana Corp. (Utilities - Gas)                             158,100   $   4,916,910
                                                                     -------------
FINLAND -- 0.8%
Nokia Corp., ADR (Telecommunications)                      243,300   $   3,771,150
                                                                     -------------
ISRAEL -- 0.8%
Teva Pharmaceutical Industries Ltd.
  (Pharmaceuticals)                                         96,200   $   3,714,282
                                                                     -------------
TAIWAN -- 0.3%
Taiwan Semiconductor Manufacturing Co.
  Ltd., ADR (Electronics)                                  234,810   $   1,655,411
                                                                     -------------
UNITED KINGDOM -- 0.6%
Vodafone Group PLC, ADR
  (Telecommunications)                                     150,109   $   2,719,975
                                                                     -------------
    Total Foreign Stocks                                             $  29,034,429
                                                                     -------------
    Total Stocks (Identified Cost, $505,338,163)                     $ 471,011,320
                                                                     -------------

SHORT-TERM OBLIGATIONS -- 0.9%

                                                  PRINCIPAL AMOUNT
                                                    (000 OMITTED)
General Electric Capital Corp.,
  due 1/02/03, at Amortized Cost                     $       4,437   $   4,436,846
                                                                     -------------

REPURCHASE AGREEMENT -- 1.3%

                                                  PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)        VALUE
Merrill Lynch, dated 12/31/02,
  due 1/2/03, total to be received
  $6,106,418 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost                                  $       6,106   $   6,106,011
                                                                     -------------
    Total Investments
      (Identified Cost, $515,881,020)                                $ 481,554,177
                                                                     -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.8%                                               3,790,314
                                                                     -------------
    Net Assets -- 100.0%                                             $ 485,344,491
                                                                     =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
MID CAP VALUE SERIES
STOCKS -- 99.3%

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- 94.7%
ADVERTISING & BROADCASTING -- 0.9%
Lamar Advertising Co., "A"*                                    200   $       6,726
                                                                     -------------
AUTOMOTIVE -- 1.9%
American Axle & Manufacturing
  Holdings, Inc.*                                              310   $       7,260
Lear Corp.*                                                    200           6,656
                                                                     -------------
                                                                     $      13,916
                                                                     -------------
BANKS & CREDIT COS. -- 8.9%
Banknorth Group, Inc.                                          500   $      11,300
Compass Bancshares, Inc.                                       170           5,316
First Tennessee National Corp.                                 150           5,391
National Commerce Financial Corp.                              100           2,385
New York Community Bancorp, Inc.                               150           4,332
Republic Bancshares, Inc.*                                     130           2,555
SouthTrust Corp.                                               350           8,697
Sun Bancorp, Inc.                                              300           3,990
Taylor Capital Group, Inc.                                     200           3,720
TCF Financial Corp.                                            200           8,738
Zions Bancorp                                                  200           7,862
                                                                     -------------
                                                                     $      64,286
                                                                     -------------
BUSINESS SERVICES -- 2.1%
ARAMARK Corp.*                                                 300   $       7,050
Education Management Corp.*                                    100           3,760
Iron Mountain, Inc.*                                            80           2,641
Sabre Group Holding, Inc.,"A"*                                  90           1,630
                                                                     -------------
                                                                     $      15,081
                                                                     -------------
CELLULAR PHONES -- 1.6%
Telephone & Data Systems, Inc.                                 250   $      11,755
                                                                     -------------
CHEMICALS -- 4.6%
Air Products & Chemicals, Inc.                                 150   $       6,412
Georgia Gulf Corp.                                             300           6,942
Lyondell Chemical Co.                                          700           8,848
PPG Industries, Inc.                                           120           6,018
Waters Corp.*                                                  250           5,445
                                                                     -------------
                                                                     $      33,665
                                                                     -------------
COMPUTER SOFTWARE --
  PERSONAL COMPUTERS -- 2.1%
Apple Computer, Inc.*                                          500   $       7,165
VERITAS Software Corp.*                                        500           7,810
                                                                     -------------
                                                                     $      14,975
                                                                     -------------
CONSTRUCTION -- 0.7%
Lennar Corp.                                                   100   $       5,160
                                                                     -------------
CONSUMER GOODS & SERVICES -- 0.4%
Reebok International Ltd.*                                     100   $       2,940
                                                                     -------------
CONTAINERS -- 2.1%
Constar International, Inc.*                                   400   $       4,700
Owens Illinois, Inc.*                                          700          10,206
                                                                     -------------
                                                                     $      14,906
                                                                     -------------
DEFENSE ELECTRONICS -- 1.1%
Armor Holdings, Inc.*                                          140   $       1,928
EDO Corp.                                                      300           6,234
                                                                     -------------
                                                                     $       8,162
                                                                     -------------
ELECTRONICS -- 4.7%
Applied Micro Circuits Corp.*                                1,500   $       5,535
Fairchild Semiconductor
  International Co.*                                           400           4,284
Johnson Controls, Inc.                                          80           6,414
LSI Logic Corp.*                                               700           4,039
LTX Corp.*                                                     600           3,618
Rockwell International Corp.                                   300           6,213
Tektronix, Inc.*                                               200           3,638
                                                                     -------------
                                                                     $      33,741
                                                                     -------------
ENERGY -- 1.3%
TXU Corp.                                                      500   $       9,340
                                                                     -------------
FINANCIAL INSTITUTIONS -- 1.8%
Astoria Financial Corp.                                        150   $       4,072
Charter One Financial, Inc.                                    300           8,619
                                                                     -------------
                                                                     $      12,691
                                                                     -------------
FINANCIAL SERVICES -- 1.6%
Deluxe Corp.                                                   100   $       4,210
Greenpoint Financial Corp.                                      80           3,614
MGIC Investment Corp.                                          100           4,130
                                                                     -------------
                                                                     $      11,954
                                                                     -------------
FOOD & BEVERAGE PRODUCTS -- 2.1%
Archer-Daniels-Midland Co.                                     450   $       5,580
Del Monte Foods Co.*                                           300           2,310
Interstate Bakeries Corp.                                      200           3,050
McCormick & Co., Inc.                                          200           4,640
                                                                     -------------
                                                                     $      15,580
                                                                     -------------
FOREST & PAPER PRODUCTS -- 2.9%
Bowater, Inc.                                                  240   $      10,068
Smurfit-Stone Container Corp.*                                 700          10,774
                                                                     -------------
                                                                     $      20,842
                                                                     -------------
GAMING -- 0.3%
Argosy Gaming Corp.*, *                                        100   $       1,893
                                                                     -------------
GAMING & HOTELS -- 0.7%
MGM Mirage, Inc.*                                              150   $       4,946
                                                                     -------------
HEALTH CARE REVENUE -- HOSPITALS -- 0.6%
Universal Health Services, Inc. "B"*                           100   $       4,510
                                                                     -------------
HEALTHCARE -- OTHER -- 0.7%
Sunrise Assisted Living, Inc.*                                 200   $       4,978
                                                                     -------------
HEALTH/HOSPITALS -- 1.7%
Health Management
  Associates, Inc., "A"                                        200   $       3,580
LifePoint Hospitals, Inc.*                                     300           8,979
                                                                     -------------
                                                                     $      12,559
                                                                     -------------
INSURANCE -- 6.9%
Arthur J. Gallagher & Co.                                      300   $       8,814
Chubb Corp.                                                    150           7,830
CIGNA Corp.                                                     90           3,701
Hartford Financial Services Group, Inc.                        200           9,086
SAFECO Corp.                                                   185           6,414
The St. Paul Companies., Inc.                                  100           3,405
U.S.I. Holdings Corp.*                                         500           5,875
UnumProvident Corp.                                            300           5,262
                                                                     -------------
                                                                     $      50,387
                                                                     -------------
INTERNET -- 0.9%
Network Associates, Inc.*                                      400   $       6,436
                                                                     -------------
LODGING -- 1.6%
Hilton Hotels Corp.                                            500   $       6,355
Prime Hospitality Corp.*                                       600           4,890
                                                                     -------------
                                                                     $      11,245
                                                                     -------------
MACHINERY -- 0.7%
SPX Corp.*                                                     140   $       5,243
                                                                     -------------
MEDIA -- 0.8%
Hearst-Argyle Television, Inc.*                                250   $       6,027
                                                                     -------------
MEDICAL & HEALTH PRODUCTS -- 1.3%
Baxter International, Inc.*                                    100   $       5,010
Guidant Corp.*                                                 150           4,627
                                                                     -------------
                                                                     $       9,637
                                                                     -------------

ISSUER                                                      SHARES      VALUE
U.S. STOCKS -- continued
MEDICAL & HEALTH TECHNOLOGY
  SERVICES -- 1.9%
Genzyme Corp.*                                                 100   $       2,957
HealthSouth Corp.*                                             600           2,520
Laboratory Corp. of America Holdings*                          200           4,648
Lincare Holdings, Inc.*                                        110           3,478
                                                                     -------------
                                                                     $      13,603
                                                                     -------------
METALS & MINERALS -- 0.3%
Phelps Dodge Corp.*                                             60   $       1,899
                                                                     -------------
NATURAL GAS -- PIPELINE -- 0.3%
Equitable Resources, Inc.                                       70   $       2,453
                                                                     -------------
OIL SERVICES -- 5.4%
Baker Hughes, Inc.                                             200   $       6,438
EOG Resources, Inc.                                            200           7,984
GlobalSantaFe Corp.                                            275           6,688
Noble Corp.*                                                   320          11,248
Smith International, Inc.*                                     200           6,524
                                                                     -------------
                                                                     $      38,882
                                                                     -------------
OILS -- 4.7%
Apache Corp.                                                   130   $       7,409
Devon Energy Corp.                                             160           7,344
Newfield Exploration Co.*                                      200           7,210
Occidental Petroleum Corp.                                     290           8,251
Unocal Corp.                                                   130           3,975
                                                                     -------------
                                                                     $      34,189
                                                                     -------------
PRINTING & PUBLISHING -- 3.3%
E.W. Scripps Co.                                               100   $       7,695
Meredith Corp.                                                 100           4,111
New York Times Co.                                             200           9,146
Playboy Enterprises, Inc."B"*                                  300           3,039
                                                                     -------------
                                                                     $      23,991
                                                                     -------------
RAILROADS -- 0.8%
Genesee & Wyoming, Inc.*                                       130   $       2,645
Kansas City Southern Industries, Inc.*                         250           3,000
                                                                     -------------
                                                                     $       5,645
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS -- 2.1%
iStar Financial, Inc.                                          200   $       5,610
Starwood Hotels & Resorts Co.                                  400           9,496
                                                                     -------------
                                                                     $      15,106
                                                                     -------------
RESTAURANTS & LODGING -- 1.9%
CEC Entertainment, Inc.*                                       200   $       6,140
Jack in the Box, Inc.*                                         130           2,248
Outback Steakhouse, Inc.                                       150           5,166
                                                                     -------------
                                                                     $      13,554
                                                                     -------------
RETAIL -- 7.8%
Ann Taylor Stores Corp.*                                       200   $       4,084
Best Buy Co., Inc.*                                            250           6,038
BJ's Wholesale Club, Inc.*                                     250           4,575
Dollar Tree Stores, Inc.*                                      200           4,914
Federated Department Stores, Inc.*                             100           2,876
Foot Locker, Inc.*                                             400           4,200
Linens `n Things, Inc.*                                        300           6,780
May Department Stores Co.                                      400           9,192
Sears, Roebuck & Co.                                           350           8,382
Talbots, Inc.                                                  200           5,506
                                                                     -------------
                                                                     $      56,547
                                                                     -------------
TELECOMMUNICATIONS -- WIRELESS -- 0.8%
AT&T Wireless Services, Inc.*                                1,000   $       5,650
                                                                     -------------
TELECOMMUNICATIONS -- WIRELINE -- 1.9%
Advanced Fibre Communications, Inc.*                           500   $       8,325
Commonwealth Telephone
  Enterprises, Inc.*                                           150           5,376
                                                                     -------------
                                                                     $      13,701
                                                                     -------------
TOBACCO -- 1.1%
Loews Corp. -- Carolina Group                                  200   $       4,054
R.J. Reynolds Tobacco Holdings                                 100           4,211
                                                                     -------------
                                                                     $       8,265
                                                                     -------------
TRUCKING -- 1.8%
Heartland Express, Inc.                                        110   $       2,520
J.B. Hunt Transport Services, Inc.*                            200           5,860
Swift Transportation, Inc.*                                    250           5,005
                                                                     -------------
                                                                     $      13,385
                                                                     -------------
UTILITIES -- ELECTRIC -- 3.6%
Allegheny Energy, Inc.                                         700   $       5,292
Calpine Corp.*                                               2,500           8,150
FirstEnergy Corp.                                              100           3,297
NiSource, Inc.                                                 210           4,200
PPL Corp.                                                      150           5,202
                                                                     -------------
                                                                     $      26,141
                                                                     -------------
    Total U.S. Stocks                                                $     686,592
                                                                     -------------
FOREIGN STOCKS -- 4.6%
BERMUDA -- 2.3%
Ace Ltd. (Insurance)                                           300   $       8,802
XL Capital Ltd. (Insurance)                                    100           7,725
                                                                     -------------
                                                                     $      16,527
                                                                     -------------
CANADA -- 2.3%
Abitibi-Consolidated, Inc.
  (Forest & Paper Products)                                  1,000   $       7,710
Alcan, Inc. (Metals)                                           220           6,494
Quebecor World, Inc.
  (Printing & Publishing)                                      130           2,902
                                                                     -------------
                                                                     $      17,106
                                                                     -------------
    Total Foreign Stocks                                             $      33,633
                                                                     -------------
    Total Stocks (Identified Cost, $744,044)                         $     720,225
                                                                     -------------

REPURCHASE AGREEMENT -- 2.2%

                                                  PRINCIPAL AMOUNT
                                                   (000 OMITTED)
Merrill Lynch, dated 12/31/02,
  due 1/02/03, total to be received
  $15,720 (secured by U.S. Treasury
  obligations and Federal Agency
  obligations in a jointly traded account),
  at Cost                                            $          16   $      15,719
                                                                     -------------
    Total Investments
      (Identified Cost, $759,763)                                    $     735,944
                                                                     -------------
OTHER ASSETS,
  LESS LIABILITIES -- (1.5)%                                               (10,892)
                                                                     -------------
    Net Assets -- 100.0%                                             $     725,052
                                                                     =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
NEW DISCOVERY SERIES
STOCKS -- 90.6%

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- 89.2%
AEROSPACE & DEFENSE -- 1.0%
Alliant Techsystems, Inc.*                                  15,500   $     966,425
Herley Industries, Inc.*                                    61,400       1,068,851
                                                                     -------------
                                                                     $   2,035,276
                                                                     -------------
AGRICULTURAL PRODUCTS -- 0.7%
Delta and Pine Land Co.                                     69,625   $   1,421,046
                                                                     -------------
AUTO PARTS -- 0.7%
O'Reilly Automotive, Inc.*                                  60,050   $   1,518,064
                                                                     -------------
BANKS -- 4.2%
Alabama National BanCorp                                    14,800   $     643,800
Anchor BanCorp Wisconsin, Inc.                              18,100         375,575
BancFirst Corp.                                              4,100         192,700
Citizens South Banking Corp. Delaware                       22,100         225,420
Commercial Federal Corp.                                     8,900         207,815
Fidelity Bankshares, Inc.                                    5,500          98,450
Financial Institutions, Inc.                                12,500         367,000
First BanCorp                                               14,000         316,400
First Community Bancorp                                     14,100         464,327
First Federal Capital Corp.                                 22,100         426,729
First Financial Bankshares, Inc.                             3,900         148,200
Frontier Financial Corp.                                     8,500         217,430
Glacier Bancorp, Inc.                                        9,600         226,281
Harleysville National Corp.                                  7,195         192,250
Hudson River Bancorp. Inc.                                   7,500         185,625
MAF Bancorp, Inc.                                           15,400         522,522
Mercantile Bankshares Corp.                                 11,000         424,490
National Penn Bancshares, Inc.                               6,405         170,053
Pacific Northwest Bancorp                                   18,600         465,000
Republic Bancshares, Inc.*                                  11,700         229,905
Sandy Spring Bancorp, Inc.                                   4,200         133,854
Sterling Financial Corp.                                     2,125          50,256
Susquehanna Bancshares, Inc.                                24,200         502,634
The South Financial Group, Inc.                             25,100         518,566
Tierone Corp.                                               17,100         259,236
UCBH Holdings, Inc.                                         24,700       1,048,515
Umpqua Holdings Corp.                                       20,200         368,650
                                                                     -------------
                                                                     $   8,981,683
                                                                     -------------
BANKS & CREDIT COS. -- 2.6%
Bank Mutual Corp.                                           20,700   $     478,791
BankAtlantic Bancorp, Inc.                                  38,900         367,605
BankUnited Financial Corp.*                                 48,000         776,640
Brookline Bancorp, Inc.                                     95,049       1,131,083
Chemical Financial Corp.                                     6,700         215,405
Connecticut Bancshares, Inc.                                 8,400         322,980
F&M Bancorp                                                  5,200         166,400
First Financial Holdings, Inc.                               8,200         203,032
First Niagara Financial Group, Inc.                          9,900         259,380
Gold Banc Corp., Inc.                                       25,970         257,648
Harbor Florida Bancshares, Inc.                             28,300         637,316
Seacoast Financial Services Corp.                           21,500         430,237
Sound Federal Bancorp                                        5,400         162,540
Sterling Bancorp                                             4,060         106,859
                                                                     -------------
                                                                     $   5,515,916
                                                                     -------------
BUILDING -- 0.2%
Toll Brothers Inc.*                                         18,800   $     379,760
                                                                     -------------
BUSINESS SERVICES -- 4.0%
BISYS Group, Inc.*                                          34,234   $     544,321
Bright Horizons Family Solutions, Inc.*                     25,900         728,308
C.H. Robinson Worldwide, Inc.                               13,945         435,084
Corporate Executive Board Co.*                              30,000         957,600
Dendrite International, Inc.*                               67,871         506,996
Education Management Corp.*                                 17,400         654,240
Forrester Research, Inc.*                                   46,155         718,633
infoUSA, Inc.*                                              38,000         188,860
Mettler Toledo International, Inc.*                         31,890   $   1,022,394
MPS Group, Inc.*                                            34,000         188,360
Strayer Education, Inc.                                     32,500       1,868,750
WebMD Corp.*                                                73,000         624,150
                                                                     -------------
                                                                     $   8,437,696
                                                                     -------------
CHEMICALS -- 0.2%
Cabot Microelectronics Corp.                                 9,200   $     434,240
                                                                     -------------
COMPUTER HARDWARE -- SYSTEMS -- 0.5%
Netscreen Technologies, Inc.*                               62,900   $   1,059,865
                                                                     -------------
COMPUTER SERVICES -- 0.1%
Neoware Systems Inc.                                         1,700   $      25,347
Perot Systems Corp.*                                        15,850         169,912
                                                                     -------------
                                                                     $     195,259
                                                                     -------------
COMPUTER SOFTWARE -- 0.4%
MSC Software Corp.                                          27,934   $     215,650
Serena Software Inc.                                        11,400         180,006
THQ, Inc.*                                                  40,000         530,000
                                                                     -------------
                                                                     $     925,656
                                                                     -------------
COMPUTER SOFTWARE --
  PERSONAL COMPUTERS -- 0.8%
Activision, Inc.*                                           74,800   $   1,091,332
Verity, Inc.*                                               38,500         515,553
                                                                     -------------
                                                                     $   1,606,885
                                                                     -------------
COMPUTER SOFTWARE -- SERVICES -- 1.7%
CACI International Inc.*                                    46,800   $   1,667,952
Hyperion Solutions Corp.*                                   64,019       1,643,368
Manhattan Associates, Inc.*                                 14,800         350,168
                                                                     -------------
                                                                     $   3,661,488
                                                                     -------------
COMPUTER SOFTWARE -- SYSTEMS -- 4.3%
Cadence Design Systems, Inc.*                               89,000   $   1,049,310
Cognos, Inc.*                                               44,600       1,045,870
Global Payments, Inc.                                       52,163       1,669,738
J.D. Edwards & Co.*                                         79,000         891,120
McDATA Corp., "A"*                                          34,000         241,400
McDATA Corp., "B"*                                          68,000         478,040
NetIQ Corp.*                                                15,100         186,485
Network Associates, Inc.*                                  126,800       2,040,212
Pinnacle Systems, Inc.*                                     76,900       1,046,609
Quest Software, Inc.*                                       21,100         217,541
StorageNetworks, Inc.*                                     182,300         211,468
                                                                     -------------
                                                                     $   9,077,793
                                                                     -------------
CONSUMER PRODUCTS -- 0.1%
Elizabeth Arden Inc.                                        10,200   $     150,960
                                                                     -------------
CONSTRUCTION SERVICES -- 0.1%
Martin Marietta Materials, Inc.                              6,884   $     211,063
                                                                     -------------
CONSUMER GOODS & SERVICES -- 0.8%
Church & Dwight, Inc.                                       38,200   $   1,162,426
Dial Corp.                                                  21,100         429,807
Timberland Co.                                               2,000          71,220
                                                                     -------------
                                                                     $   1,663,453
                                                                     -------------
DEFENSE ELECTRONICS -- 0.7%
Armor Holdings, Inc.*                                       30,790   $     423,978
EDO Corp.                                                   47,000         976,660
                                                                     -------------
                                                                     $   1,400,638
                                                                     -------------
ELECTRONICS -- 3.3%
Applied Micro Circuits Corp.*                               96,300   $     355,347
DSP Group, Inc.*                                            38,920         615,714
Electro Scientific Industries, Inc.*                        11,300         226,000
Exar Corp.*                                                 71,400         885,360
GlobespanVirata, Inc.*                                     231,000       1,018,710
International Rectifier Corp. *                             22,600         417,196

ISSUER                                                     SHARES       VALUE
U.S. STOCKS -- continued
ELECTRONICS -- continued
Lam Research Corp.*                                         27,000   $     291,600
Lattice Semiconductor Corp.*                               129,100       1,132,207
LTX Corp.*                                                  56,950         343,409
Micrel, Inc.*                                               27,000         242,460
Skyworks Solutions, Inc.                                    27,500         237,050
Vitesse Semiconductor Corp.*                               361,100         789,003
Zoran Corp.*                                                27,300         384,111
                                                                     -------------
                                                                     $   6,938,167
                                                                     -------------
ENERGY -- 0.9%
Rowan Cos., Inc.                                            82,100   $   1,863,670
                                                                     -------------
ENTERTAINMENT -- 3.0%
Cox Radio, Inc., "A"*                                       25,900   $     590,779
Emmis Broadcasting Corp., "A"*                              89,190       1,857,828
Entercom Communications Corp.*                              37,975       1,781,787
Hearst-Argyle Television, Inc.*                             56,800       1,369,448
Sinclair Broadcast Group, Inc., "A"*                        16,200         188,406
Spanish Broadcasting Systems, Inc.*                         86,365         621,828
                                                                     -------------
                                                                     $   6,410,076
                                                                     -------------
FINANCIAL INSTITUTIONS -- 0.5%
Federated Investors, Inc., "A"                               8,223   $     208,618
Friedman, Billings, Ramsey & Co.*                           38,900         364,104
Student Loan Corp.                                           3,500         342,300
Webster Financial Corp.                                      5,200         180,960
                                                                     -------------
                                                                     $   1,095,982
                                                                     -------------
FINANCIAL SERVICES -- 0.5%
Investors Financial Services Corp.                          10,000   $     273,900
Wintrust Financial Corp.                                    23,800         745,416
                                                                     -------------
                                                                     $   1,019,316
                                                                     -------------
FOOD & BEVERAGE PRODUCTS -- 1.7%
American Italian Pasta Co.*                                 49,500   $   1,781,010
Coors Adolph Co.                                            10,300         630,875
Performance Food Group, Co.                                 13,200         448,391
Tootsie Roll Industries, Inc.                               24,800         760,864
                                                                     -------------
                                                                     $   3,621,140
                                                                     -------------
FURNITURE & HOME APPLIANCES -- 0.6%
Pier 1 Imports, Inc.                                        72,120   $   1,365,232
                                                                     -------------
GAMING & HOTELS -- 0.2%
Station Casinos, Inc.*                                      25,500   $     451,350
                                                                     -------------
HEALTHCARE -- 5.4%
Advisory Board Co.                                          44,800   $   1,339,520
Apria Healthcare Group, Inc.*                               73,515       1,634,974
Caremark Rx, Inc.*                                         315,941       5,134,041
Community Health Care                                       57,850       1,191,131
First Health Group Corp.*                                   40,630         989,341
Select Medical Corp.*                                       87,900       1,185,771
                                                                     -------------
                                                                     $  11,474,778
                                                                     -------------
HUMAN SERVICES -- 1.1%
AMN Healthcare Services Inc.                               134,200   $   2,269,322
                                                                     -------------
INTERNET -- 0.2%
Digital Insight Corp.*                                      33,200   $     288,541
Retek, Inc.*                                                66,200         178,740
                                                                     -------------
                                                                     $     467,281
                                                                     -------------
LEISURE -- 0.3%
Argosy Gaming Corp., *                                      28,300   $     535,719
                                                                     -------------
MACHINERY -- 0.1%
Cognex Corp.*                                               12,200   $     224,846
                                                                     -------------
MANUFACTURING -- 1.4%
Amphenol Corp., New                                         20,300   $     771,400
Florida Rock Indsustries, Inc.                              13,800         525,090
Hydril Co.*                                                 29,400         692,958
Kopin Corp.                                                 27,000   $     105,840
Kronos Inc.                                                 22,000         813,780
                                                                     -------------
                                                                     $   2,909,068
                                                                     -------------
MANUFACTURING -- ELECTRIC SYSTEMS -- 0.6%
Technitrol Inc.                                             12,300   $     198,522
Harman International Inds Inc., New                         18,000       1,071,000
                                                                     -------------
                                                                     $   1,269,522
                                                                     -------------
MEDIA -- 2.6%
A.H. Belo Corp.                                             63,300   $   1,349,556
LIN TV Corp.*                                               78,050       1,900,517
McClatchy Co.                                               27,800       1,577,094
Radio One, Inc.*                                            52,950         764,069
                                                                     -------------
                                                                     $   5,591,236
                                                                     -------------
MEDICAL & HEALTH PRODUCTS -- 4.6%
CONMED Corp.*                                               46,553   $     911,973
Haemonetics Corp.*                                         171,563       3,681,742
Inhale Therapeutic Systems Co.*                            228,120       1,843,210
Noven Pharmaceuticals, Inc.*                                67,410         622,194
Thoratec Corp.                                              57,400         437,962
Wilson Great Batch Technologies, Inc.*                      42,555       1,242,606
Zoll Medical Corp.*                                         31,030       1,106,840
                                                                     -------------
                                                                     $   9,846,527
                                                                     -------------
MEDICAL & HEALTH TECHNOLOGY
  SERVICES -- 10.1%
Ameripath, Inc.*                                            53,620   $   1,152,830
Cerus Corp.                                                  6,200         133,300
Conceptus Inc.                                              17,300         207,254
CTI Molecular Imaging, Inc.                                 20,000         493,200
Edwards Lifesciences Corp.*                                106,500       2,712,555
Fischer Imaging Corp.                                        9,800          58,898
HEALTHSOUTH Corp.*                                          73,300         307,860
Hologic, Inc.*                                              20,200         246,440
IDEXX Laboratories, Inc.*                                   88,843       2,958,472
Inveresk Research Group, Inc.*                              31,900         688,402
LifePoint Hospitals, Inc.*                                  54,399       1,628,216
Lincare Holdings, Inc.*                                     69,480       2,196,958
Molecular Devices Corp.                                     28,400         466,640
Pharmaceutical Product
  Development, Inc.*                                        73,600       2,154,272
Practiceworks, Inc.                                         66,400         524,560
Renal Care Group, Inc.*                                     36,070       1,141,255
Steris Corp.*                                               47,575       1,153,694
Sunrise Assisted Living, Inc.*                              65,410       1,628,055
Triad Hospitals, Inc.*                                      36,677       1,094,075
United Surgical Partners                                    23,000         359,030
                                                                     -------------
                                                                     $  21,305,966
                                                                     -------------
OIL SERVICES -- 3.4%
Cal Dive International, Inc.*                               45,670   $   1,073,245
Dril-Quip, Inc.*                                            80,534       1,361,025
National Oilwell, Inc.*                                     32,900         718,536
Pride International, Inc.*                                 113,155       1,686,009
Trico Marine Services, Inc.*                                77,073         256,653
Varco International, Inc.*                                 125,900       2,190,660
                                                                     -------------
                                                                     $   7,286,128
                                                                     -------------
OILS -- 1.1%
Newfield Exploration Co.*                                   56,618   $   2,041,079
Superior Energy Services Inc.*                              34,550         283,310
                                                                     -------------
                                                                     $   2,324,389
                                                                     -------------
PHARMACEUTICALS -- 0.5%
Medicis Pharmaceutical Corp.*                               21,500   $   1,067,905
                                                                     -------------

ISSUER                                                     SHARES       VALUE
U.S. STOCKS -- continued
PRINTING & PUBLISHING -- 2.7%
Lee Enterprises, Inc.                                       44,400   $   1,488,288
Playboy Enterprises, Inc."B"*                               91,480         926,692
Scholastic Corp.*                                           92,490       3,325,016
                                                                     -------------
                                                                     $   5,739,996
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
FBR Asset Investment Corp.                                  11,200   $     379,680
                                                                     -------------
RESTAURANTS & LODGING -- 5.4%
Brinker International, Inc.*                                34,000   $   1,096,500
California Pizza Kitchen, Inc.*                             81,765       2,060,478
CEC Entertainment, Inc.*                                    57,905       1,777,683
Jack in the Box, Inc.*                                      79,320       1,371,443
Outback Steakhouse, Inc.*                                   54,400       1,873,536
Prime Hospitality Corp.*                                   126,000       1,026,900
RARE Hospitality International, Inc.*                       38,830       1,072,485
Sonic Corp.*                                                51,229       1,049,682
                                                                     -------------
                                                                     $  11,328,707
                                                                     -------------
RETAIL -- 6.1%
Big 5 Sporting Goods Corp.*                                 59,400   $     640,926
Charming Shoppes Inc.*                                     190,000         794,200
Cost Plus, Inc.*                                            66,645       1,910,712
Dollar Tree Stores, Inc.*                                  118,545       2,912,651
Guitar Center, Inc.*                                        34,900         577,944
Michaels Stores, Inc.*                                      17,150         536,795
Movie Gallery, Inc.*                                        63,400         818,558
Petco Animal Supplies, Inc.*                                57,195       1,334,931
PETsMART, Inc.*                                             66,000       1,130,580
Regis Corp.                                                 91,100       2,354,115
                                                                     -------------
                                                                     $  13,011,412
                                                                     -------------
SPECIAL PRODUCTS & SERVICES -- 3.1%
Career Education Corp.*                                     52,250   $   2,090,000
Central Parking Corp.                                        5,500         103,730
Corinthian Colleges, Inc.*                                  57,500       2,176,950
Kroll, Inc.                                                 22,660         432,353
Millipore Corp.                                             37,000       1,258,000
Wiley John & Son                                            18,300         439,383
                                                                     -------------
                                                                     $   6,500,416
                                                                     -------------
STORES -- 0.4%
A.C. Moore Arts & Crafts, Inc.*                             71,800   $     912,578
                                                                     -------------
TECHNOLOGY -- 0.7%
Scansoft, Inc.                                              56,781   $     296,397
Varian, Inc.*                                               41,445       1,189,057
                                                                     -------------
                                                                     $   1,485,454
                                                                     -------------
TELECOMMUNICATIONS -- 0.5%
RF Micro Devices, Inc.*                                    144,500   $   1,056,295
                                                                     -------------
TELECOMMUNICATIONS -- WIRELINE -- 1.4%
Advanced Fibre Communications, Inc.*                       175,710   $   2,925,571
                                                                     -------------
TRANSPORTATION -- 0.2%
Yellow Corp.                                                15,800   $     398,476
                                                                     -------------
TRUCKING -- 3.3%
Heartland Express, Inc.                                     66,567   $   1,525,117
J.B. Hunt Transport Services, Inc.                          35,150       1,029,895
Knight Transportation, Inc.*                                71,500       1,498,640
Swift Transportation, Inc.*                                 84,350       1,688,518
Werner Enterprises, Inc.                                    62,000       1,334,922
                                                                     -------------
                                                                     $   7,077,092
                                                                     -------------
    Total U.S. Stocks                                                $ 188,830,038
                                                                     -------------
FOREIGN STOCKS -- 1.4%
CANADA -- 0.4%
Zarlink Semiconductor, Inc.
  (Electronics)*                                           407,205   $     920,283
                                                                     -------------
MEXICO -- 0.4%
Grupo Aeroportuario del Sureste S.A.
  de C.V., ADR (Transportation)                             68,910   $     754,034
                                                                     -------------
SWITZERLAND
Jomed N.V. (Medical & Health Products)                       2,000   $      17,718
                                                                     -------------
UNITED KINGDOM -- 0.6%
Willis Group Holdings Ltd. (Insurance)*                     42,000   $   1,204,140
                                                                     -------------
    Total Foreign Stocks                                             $   2,896,175
                                                                     -------------
    Total Stocks (Identified Cost, $207,735,684)                     $ 191,726,213
                                                                     -------------

SHORT-TERM OBLIGATIONS -- 2.1%

                                                  PRINCIPAL AMOUNT
                                                   (000 OMITTED)
Federal Home Loan Bank, due 1/02/03                  $           1   $       1,000
                                                                     -------------
General Electric Capital Corp.,
  due 1/02/03                                                4,528       4,527,843
    Total Short-Term Obligations,
      at Amortized Cost                                              $   4,528,843
                                                                     -------------
REPURCHASE AGREEMENT -- 7.4%
Merrill Lynch, dated 12/31/02,
  due 01/02/03, total to be received
  15,736,251 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                            $      15,735   $  15,735,202
                                                                     -------------
    Total Investments
      (Identified Cost, $227,999,729)                                $ 211,990,258
                                                                     -------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.1)%                                              (271,088)
                                                                     -------------
    NET ASSETS -- 100.0%                                             $ 211,719,170
                                                                     =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
RESEARCH GROWTH AND INCOME SERIES
STOCKS -- 96.6%

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- 86.3%
ADVERTISING & BROADCASTING -- 0.3%
Lamar Advertising Co., "A"*                                  5,600   $     188,328
                                                                     -------------
AEROSPACE -- 1.0%
Lockheed Martin Corp.                                       12,200   $     704,550
                                                                     -------------
BANKS & CREDIT COS. -- 4.5%
Bank of America Corp.                                       20,000   $   1,391,400
Banknorth Group, Inc.                                       14,900         336,740
Charter One Financial, Inc.                                  9,210         264,603
SouthTrust Corp.                                            28,400         705,740
SunTrust Banks, Inc.                                         2,500         142,300
Wachovia Corp.                                               9,100         331,604
                                                                     -------------
                                                                     $   3,172,387
                                                                     -------------
BUSINESS MACHINES -- 0.7%
International Business Machines Corp.                        6,570   $     509,175
                                                                     -------------
BUSINESS SERVICES -- 1.5%
Automatic Data Processing, Inc.                             26,210   $   1,028,743
                                                                     -------------
CHEMICALS -- 1.1%
Praxair, Inc.                                               13,800   $     797,226
                                                                     -------------
COMPUTER HARDWARE -- SYSTEMS -- 0.2%
Dell Computer Corp.*                                         4,800   $     128,352
                                                                     -------------
COMPUTER SOFTWARE -- SERVICES -- 0.2%
SunGard Data Systems, Inc.*                                  7,100   $     167,276
                                                                     -------------
CONGLOMERATES -- 1.6%
General Electric Co.                                        45,900   $   1,117,665
                                                                     -------------
CONSUMER GOODS & SERVICES -- 5.8%
Avon Products, Inc.                                          5,400   $     290,898
Gillette Co.                                                16,400         497,904
Kimberly-Clark Corp.                                        10,500         498,435
Philip Morris Cos., Inc.                                    40,800       1,653,624
Procter & Gamble Co.                                        13,400       1,151,596
                                                                     -------------
                                                                     $   4,092,457
                                                                     -------------
CONTAINERS -- 0.7%
Owens Illinois, Inc.*                                       34,500   $     503,010
                                                                     -------------
ELECTRONICS -- 0.7%
Analog Devices, Inc.*                                       20,400   $     486,948
                                                                     -------------
ENERGY -- 0.5%
ConocoPhillips                                               3,700   $     179,043
TXU Corp.                                                    9,900         184,932
                                                                     -------------
                                                                     $     363,975
                                                                     -------------
ENTERTAINMENT -- 2.5%
AOL Time Warner, Inc.*                                       9,800   $     128,380
Viacom, Inc., "B"*                                          40,630       1,656,079
                                                                     -------------
                                                                     $   1,784,459
                                                                     -------------
FINANCIAL INSTITUTIONS -- 10.6%
Citigroup, Inc.                                             58,902   $   2,072,761
Federal Home Loan Mortgage Corp.                            19,080       1,126,674
Federal National Mortgage Assn.                             13,870         892,257
FleetBoston Financial Corp.                                 44,310       1,076,733
Goldman Sachs Group, Inc.                                   10,900         742,290
Kinder Morgan Management LLC                                17,462         551,625
Mellon Financial Corp.                                      11,300         295,043
Merrill Lynch & Co., Inc.                                   18,900         717,255
                                                                     -------------
                                                                     $   7,474,638
                                                                     -------------
FOOD & BEVERAGE PRODUCTS -- 4.4%
Anheuser-Busch Cos., Inc.                                   19,800   $     958,320
Kellogg Co.                                                 17,600         603,152
PepsiCo, Inc.                                               35,947       1,517,682
                                                                     -------------
                                                                     $   3,079,154
                                                                     -------------
FOREST & PAPER PRODUCTS -- 1.9%
Bowater, Inc.                                                9,400   $     394,330
International Paper Co.                                     27,000   $     944,190
                                                                     -------------
                                                                     $   1,338,520
                                                                     -------------
INSURANCE -- 8.1%
Chubb Corp.                                                  5,800   $     302,760
Gallagher (Arthur J.) & Co.                                 33,970         998,039
MetLife, Inc.                                               26,760         723,590
SAFECO Corp.                                                21,500         745,405
St. Paul Cos., Inc.                                         18,100         616,305
Travelers Property Casualty Corp. "B"*                      30,100         440,965
Travelers Property Casualty Corp.*                          17,984         263,466
U.S.I. Holdings Corp.*                                      85,500       1,004,625
UnumProvident Corp.                                         35,800         627,932
                                                                     -------------
                                                                     $   5,723,087
                                                                     -------------
MACHINERY -- 2.6%
Danaher Corp.                                               18,000   $   1,182,600
Deere & Co.                                                  5,000         229,250
SPX Corp.*                                                  11,300         423,185
                                                                     -------------
                                                                     $   1,835,035
                                                                     -------------
MEDICAL & HEALTH PRODUCTS -- 12.7%
Abbott Laboratories, Inc.                                   25,700   $   1,028,000
Eli Lilly & Co.                                             14,200         901,700
Forest Laboratories, Inc.*                                   7,800         766,116
Johnson & Johnson Co.                                       42,300       2,271,933
Pfizer, Inc.                                               104,680       3,200,068
Schering-Plough Corp.                                       35,300         783,660
                                                                     -------------
                                                                     $   8,951,477
                                                                     -------------
MEDICAL & HEALTH TECHNOLOGY
  SERVICES -- 1.3%
Genzyme Corp.*                                              25,000   $     739,275
HEALTHSOUTH Corp.*                                          46,400         194,880
                                                                     -------------
                                                                     $     934,155
                                                                     -------------
METALS & MINERALS -- 1.3%
Alcoa, Inc.                                                 40,370   $     919,629
                                                                     -------------
OIL SERVICES -- 0.5%
GlobalSantaFe Corp.                                          7,392   $     179,773
Schlumberger Ltd.                                            4,500         189,405
                                                                     -------------
                                                                     $     369,178
                                                                     -------------
OILS -- 3.4%
Exxon Mobil Corp.                                           69,196   $   2,417,708
                                                                     -------------
PRINTING & PUBLISHING -- 0.4%
E.W. Scripps Co.                                             2,300   $     176,985
Gannett Co., Inc.                                            1,000          71,800
                                                                     -------------
                                                                     $     248,785
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
Starwood Hotels & Resorts Co.                               13,200   $     313,368
                                                                     -------------
RESTAURANTS & LODGING -- 1.1%
CEC Entertainment, Inc.*                                     5,600   $     171,920
Hilton Hotels Corp.                                         16,000         203,360
Yum! Brands, Inc.*                                          16,700         404,474
                                                                     -------------
                                                                     $     779,754
                                                                     -------------
RETAIL -- 6.9%
Home Depot, Inc.                                            41,000   $     982,360
Target Corp.                                                34,900       1,047,000
Wal-Mart Stores, Inc.                                       50,210       2,536,107
Walgreen Co.                                                 9,800         286,062
                                                                     -------------
                                                                     $   4,851,529
                                                                     -------------
SPECIAL PRODUCTS & SERVICES -- 2.8%
3M Co.                                                       7,320   $     902,556
Illinois Tool Works, Inc.                                   17,000       1,102,620
                                                                     -------------
                                                                     $   2,005,176
                                                                     -------------

ISSUER                                                     SHARES       VALUE
U.S. STOCKS -- continued
SUPERMARKETS -- 0.3%
Safeway, Inc.*                                              10,200   $     238,272
                                                                     -------------
TELECOMMUNICATIONS -- 3.2%
Advanced Fibre Communications, Inc.*                        54,530   $     907,925
AT&T Corp.                                                  40,900       1,067,899
EchoStar Communications Corp.*                              12,100         269,346
                                                                     -------------
                                                                     $   2,245,170
                                                                     -------------
TELECOMMUNICATIONS -- WIRELINE -- 1.5%
Cisco Systems, Inc.*                                        58,000   $     759,800
Commonwealth Telephone
  Enterprises, Inc.*                                         8,200         293,888
                                                                     -------------
                                                                     $   1,053,688
                                                                     -------------
UTILITIES -- ELECTRIC -- 0.6%
Ameren Corp.                                                 2,500   $     103,925
PPL Corp.                                                    3,640         126,235
Public Service Enterprise Group, Inc.                        6,700         215,070
                                                                     -------------
                                                                     $     445,230
                                                                     -------------
UTILITIES -- GAS
Kinder Morgan, Inc.                                             15   $         634
                                                                     -------------
UTILITIES -- TELEPHONE -- 0.9%
BellSouth Corp.                                             24,400   $     631,228
                                                                     -------------
    Total U.S. Stocks                                                $  60,899,966
                                                                     -------------
FOREIGN STOCKS -- 10.3%
BERMUDA -- 2.6%
Accenture Ltd. (Business Services)*                         21,300   $     383,187
Ace Ltd. (Insurance)                                        27,200         798,048
XL Capital Ltd. (Insurance)                                  8,500         656,625
                                                                     -------------
                                                                     $   1,837,860
                                                                     -------------
CANADA -- 3.1%
Canadian National Railway Co.
  (Railroads)                                               36,447   $   1,514,737
Encana Corp. (Utilities -- Gas)                             20,500         633,226
                                                                     -------------
                                                                     $   2,147,963
                                                                     -------------
NETHERLANDS -- 0.7%
Unilever N.V. (Consumer Goods &
  Services)                                                  8,500   $     521,713
                                                                     -------------
SWITZERLAND -- 0.8%
Syngenta AG (Chemicals)                                      9,640   $     558,057
                                                                     -------------
UNITED KINGDOM -- 3.1%
BP Amoco PLC, ADR (Oils)                                    43,218   $   1,756,812
Diageo PLC (Food &
  Beverage Products)*                                       41,202         447,540
                                                                     -------------
                                                                     $   2,204,352
                                                                     -------------
    Total Foreign Stocks                                             $   7,269,945
                                                                     -------------
    Total Stocks (Identified Cost, $73,820,519)                      $  68,169,911
                                                                     -------------

REPURCHASE AGREEMENT -- 3.1%

                                                  PRINCIPAL AMOUNT
                                                    (000 OMITTED)
Merrill Lynch, dated 12/31/02,
  due 01/02/03, total to be received
  $2,207,558 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                            $       2,207   $   2,207,411
                                                                     -------------
    Total Investments
      (Identified Cost, $76,027,930)                                 $  70,377,322
                                                                     -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.3%                                                 176,925
                                                                     -------------
    Net Assets -- 100.0%                                             $  70,554,247
                                                                     =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
RESEARCH INTERNATIONAL SERIES
STOCKS -- 98.3%

ISSUER                                                     SHARES        VALUE
FOREIGN STOCKS -- 97.9%
AUSTRALIA -- 2.6%
Australia & New Zealand Banking
  Group Ltd. (Banks & Credit Cos.)*                         60,500   $     590,442
John Fairfax Holdings, Ltd.
  (Printing & Publishing)                                   93,600         169,533
News Corp Ltd. (Media)*                                     70,013         452,109
TABCORP Holdings Ltd. (Gaming)                              93,850         562,220
                                                                     -------------
                                                                     $   1,774,304
                                                                     -------------
AUSTRIA -- 0.3%
Erste Bank der oesterreichischen
  Sparkassen AG (Banks & Credit Cos.)                        2,550   $     171,484
                                                                     -------------
BELGIUM -- 0.8%
Fortis (Financial Services)                                 32,670   $     570,571
                                                                     -------------
CANADA -- 2.3%
Bank Nova Scotia Halifax (Banks &
  Credit Cos.)                                               8,350   $     278,439
Encana Corp. (Utilities - Gas)                              41,560       1,283,749
                                                                     -------------
                                                                     $   1,562,188
                                                                     -------------
CHINA -- 0.9%
China Oilfield Services, Ltd.
  (Oil Services)*                                          882,000   $     214,893
Huaneng Power International, Inc.
  (Energy)                                                 502,000         402,331
                                                                     -------------
                                                                     $     617,224
                                                                     -------------
DENMARK -- 1.3%
Danske Bank (Banks & Credit Cos.)                           55,680   $     919,733
                                                                     -------------
FRANCE -- 10.0%
Aventis S.A. (Pharmaceuticals)                              34,090   $   1,851,154
BNP Paribas S.A. (Banks & Credit Cos.)                      11,060         450,203
Carrefour S.A. (Supermarkets)                                6,370         283,334
Generale de Sante (Healthcare)*                             26,930         309,126
Sanofi-Synthelabo S.A. (Medical &
  Health Products)                                          28,110       1,716,495
Schneider Electric S.A. (Machinery)                         11,107         525,004
Societe Television Francaise 1 (Media)                       8,435         225,128
Total Fina Elf S.A., "B" (Oils)                             10,095       1,440,291
                                                                     -------------
                                                                     $   6,800,735
                                                                     -------------
GERMANY -- 4.8%
Bayerische Motoren Werke AG
  (Automotive)                                              26,440   $     801,578
Celanese AG (Chemicals)                                     17,470         384,590
Fresenius Medical Care AG, Preferred
  (Medical & Health Products)                               24,950         749,344
Linde AG (Conglomerates)                                    14,970         549,257
Porsche AG (Automotive)                                      1,366         567,063
Schering AG (Pharmaceuticals)                                4,650         202,052
                                                                     -------------
                                                                     $   3,253,884
                                                                     -------------
HONG KONG -- 1.5%
Denway Motors, Ltd. (Automotive)                         1,172,000   $     398,266
SmarTone Telecommunications
  Holdings, Ltd. (Telecommunications)                      244,000         272,213
TCL International Holdings, Ltd.
  (Consumer Products)                                    1,107,900         340,967
                                                                     -------------
                                                                     $   1,011,446
                                                                     -------------
IRELAND -- 1.7%
Bank of Ireland (Banks & Credit Cos.)                       83,530   $     857,221
Irish Life & Permanent PLC
  (Financial Institutions)                                  29,660         320,254
                                                                     -------------
                                                                     $   1,177,475
                                                                     -------------
JAPAN -- 18.8%
Brother Industries, Ltd. (Electronics)                     192,000   $   1,217,790
Canon, Inc. (Business Machines)                             24,000         903,639

ISSUER                                                     SHARES       VALUE
FOREIGN STOCKS -- continued
JAPAN -- continued
Credit Saison Co., Ltd.
  (Financial Services)                                      43,900   $     748,800
Fanuc Ltd. (Manufacturing)                                  15,100         667,748
Fast Retailing Co. (Retail)                                 18,500         651,364
Honda Motor Co., Ltd. (Automotive)                          30,400       1,124,124
Namco Ltd. (Leisure)                                        28,500         477,240
Nippon Electric Glass Co., Ltd.
  (Manufacturing)                                           51,000         513,351
Nissan Motor Co. (Automotive)                              176,000       1,372,776
Shiseido Co., Ltd. (Consumer Products)                      90,000       1,169,727
Sompo Japan Insurance, Inc.,
  (Insurance)                                               97,000         566,215
Stanley Electric Co., Ltd. (Electronics)                    63,000         703,125
Tokyo Gas Co., Ltd. (Utilities - Gas)                      552,000       1,729,649
Uni-Charm Corp. (Forest &
  Paper Products)                                           24,500         971,993
                                                                     -------------
                                                                     $  12,817,541
                                                                     -------------
MEXICO -- 0.7%
America Movil S.A. de C.V., ADR
  (Telecommunications)                                      11,490   $     164,997
Coca-Cola Femsa S.A., ADR
  (Food & Beverage Products)                                18,900         338,310
                                                                     -------------
                                                                     $     503,307
                                                                     -------------
NETHERLANDS -- 7.5%
Akzo Nobel N.V. (Chemicals)                                 24,097   $     763,637
Fugro N.V. (Engineering - Construction)*                     9,926         448,786
Koninklijke KPN N.V.
  (Telecommunications)                                     172,510       1,121,222
Koninklijke Philips Electronics N.V
  (Electronics)                                             34,330         601,002
Unilever N.V. (Consumer Goods &
  Services)                                                 24,930       1,530,153
VNU N.V. (Printing & Publishing)*                           26,188         682,205
                                                                     -------------
                                                                     $   5,147,005
                                                                     -------------
NEW ZEALAND -- 1.2%
Telecom Corporation of New Zealand, Ltd.
  (Telecommunications)                                     341,880   $     810,598
                                                                     -------------
NORWAY -- 0.4%
Tandberg ASA (Telecommunications)*                          45,370   $     261,748
                                                                     -------------
SINGAPORE -- 1.3%
United Overseas Bank Ltd. (Banks &
  Credit Cos.)                                             132,000   $     898,166
                                                                     -------------
SOUTH KOREA -- 0.6%
Korea Tobacco & Ginseng Corp.,
  GDR (Tobacco),##                                          59,900   $     383,360
                                                                     -------------
SPAIN -- 2.5%
Iberdrola S.A. (Utilities - Electric)                       45,910   $     642,502
Telefonica, S.A. (Telecommunications)                      122,118       1,091,979
                                                                     -------------
                                                                     $   1,734,481
                                                                     -------------
SWEDEN -- 2.0%
Alfa Laval (Special Products & Services)*                   47,400   $     381,862
Capio AB (Healthcare)                                       48,380         384,189
Hennes & Mauritz (Apparel & Textiles)                       31,730         613,493
                                                                     -------------
                                                                     $   1,379,544
                                                                     -------------
SWITZERLAND -- 10.4%
Converium Holding AG (Insurance)                            21,610   $   1,047,057
Givaudan S.A. (Chemicals)                                      780         349,725
Jomed N.V. (Medical & Health Products)                      27,490         243,529
Lonza Group AG (Chemicals)                                   3,180         193,173
Novartis AG (Medical &
  Health Products)                                          61,000       2,225,521
Syngenta AG (Chemicals)                                     23,462       1,358,210
Synthes-Stratec, Inc. (Medical &
  Health Products)                                             900   $     551,924
UBS AG (Financial Services)                                 23,497       1,141,885
                                                                     -------------
                                                                     $   7,111,024
                                                                     -------------
UNITED KINGDOM -- 26.3%
AstraZeneca Group PLC (Medical &
  Health Products)                                          20,560   $     734,490
Aviva PLC (Insurance)*                                      77,398         551,751
BHP Billiton PLC (Metals & Mining)                         166,650         889,664
BP Amoco PLC, ADR (Oils)                                    73,021       2,968,304
British Sky Broadcasting Group PLC
  (Broadcasting)                                            60,980         627,044
BT Group PLC (Telecommunications)*                         194,160         609,262
Diageo PLC (Food &
  Beverage Products)*                                      154,682       1,680,171
Intertek Testing Servicing PLC
  (Business Services)                                       83,620         542,282
Johnston Press PLC (Printing &
  Publishing)                                              110,104         650,248
Lloyds TSB Group PLC (Banks &
  Credit Cos.)*                                            101,680         729,760
Lonmin PLC (Metals & Minerals)                              26,140         364,278
Marks & Spencer Group PLC (Retail)                          47,870         242,652
National Grid Group PLC
  (Telecommunications)                                      84,780         622,794
Next PLC (Retail)                                           37,112         439,842
Reckitt Benckiser PLC
  (Consumer Goods & Services)*                              35,590         690,121
Reed Elsevier PLC (Publishing)                             165,580       1,417,521
Rio Tinto Group PLC (Metals & Mining)*                      44,520         888,355
Royal Bank of Scotland Group PLC
  (Banks & Credit Cos.)*                                   110,871       2,654,794
Standard Chartered PLC
  (Banks & Credit Cos.)*                                    59,816         679,567
                                                                     -------------
                                                                     $  17,982,900
                                                                     -------------
    Total Foreign Stocks                                             $  66,888,718
                                                                     -------------
U.S. STOCKS -- 0.4%
BUSINESS SERVICES -- 0.4%
Manpower, Inc.,                                              9,640   $     307,516
                                                                     -------------
    Total Stocks (Identified Cost, $68,725,536)                      $  67,196,234
                                                                     -------------

REPURCHASE AGREEMENT -- 2.2%

                                                  PRINCIPAL AMOUNT
                                                   (000 OMITTED)
Merrill Lynch dated 12/31/02,
   due 01/02/03, total to be received
   $1,471,258 (secured by various
   U.S. Treasury and Federal Agency
   obligations in a jointly traded account),
   at Cost                                           $       1,471   $   1,471,160
                                                                     -------------
    Total Investments
      (Identified Cost, $70,196,696)                                 $  68,667,394
                                                                     -------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.5)%                                              (329,465)
                                                                     -------------
    Net Assets -- 100.0%                                             $  68,337,929
                                                                     =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
STRATEGIC GROWTH SERIES
STOCKS -- 97.0%

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- 90.9%
ADVERTISING & BROADCASTING -- 2.7%
Clear Channel Communications, Inc.*                         15,620   $     582,470
Lamar Advertising Co., "A"*                                 18,060         607,358
                                                                     -------------
                                                                     $   1,189,828
                                                                     -------------
APPAREL & TEXTILES -- 0.4%
Nike, Inc., "B"                                                960   $      42,691
Reebok International Ltd.*                                   4,700         138,180
                                                                     -------------
                                                                     $     180,871
                                                                     -------------
AUTOMOTIVE -- 1.2%
Harley-Davidson, Inc.                                       11,590   $     535,458
                                                                     -------------
BIOTECHNOLOGY -- 1.2%
Amgen, Inc.*                                                10,740   $     519,172
                                                                     -------------
BUSINESS MACHINES -- 3.7%
Affiliated Computer Services, Inc., "A"*                    17,410   $     916,637
International Business Machines Corp.                        8,900         689,750
                                                                     -------------
                                                                     $   1,606,387
                                                                     -------------
BUSINESS SERVICES -- 4.3%
Automatic Data Processing, Inc.                             18,450   $     724,163
BISYS Group, Inc.*                                          28,460         452,514
Concord EFS, Inc.*                                           3,650          57,451
First Data Corp.                                            18,040         638,796
                                                                     -------------
                                                                     $   1,872,924
                                                                     -------------
COMPUTER HARDWARE -- SYSTEMS -- 1.1%
Dell Computer Corp.*                                        18,380   $     491,481
                                                                     -------------
COMPUTER SOFTWARE --
  PERSONAL COMPUTERS -- 3.5%
Microsoft Corp.*                                            29,320   $   1,515,844
                                                                     -------------
COMPUTER SOFTWARE -- SERVICES -- 3.8%
DST Systems, Inc.*                                           3,500   $     124,425
Network Associates, Inc.*                                   10,700         172,163
SunGard Data Systems, Inc.*                                 21,290         501,592
Symantec Corp.*                                              3,890         157,350
VERITAS Software Corp.*                                     45,459         710,070
                                                                     -------------
                                                                     $   1,665,600
                                                                     -------------
COMPUTER SOFTWARE -- SYSTEMS -- 4.6%
Cadence Design Systems, Inc.*                               20,740   $     244,525
Oracle Corp.*                                               98,030       1,058,724
PeopleSoft, Inc.*                                           37,810         692,301
                                                                     -------------
                                                                     $   1,995,550
                                                                     -------------
CONGLOMERATES -- 1.6%
General Electric Co.                                        28,060   $     683,261
                                                                     -------------
CONSUMER GOODS & SERVICES -- 0.6%
Avon Products, Inc.                                          4,880   $     262,886
                                                                     -------------
ELECTRONICS -- 3.0%
Analog Devices, Inc.*                                       21,670   $     517,263
Linear Technology Corp.                                     11,220         288,578
Maxim Integrated Products, Inc.                              8,420         278,197
Texas Instruments, Inc.                                     13,830         207,588
                                                                     -------------
                                                                     $   1,291,626
                                                                     -------------
ENTERTAINMENT -- 5.0%
AOL Time Warner, Inc.*                                      39,270   $     514,437
Fox Entertainment Group, Inc.*                               7,660         198,624
The Walt Disney Co.                                         26,340         429,605
Viacom, Inc., "B"*                                          25,013       1,019,530
                                                                     -------------
                                                                     $   2,162,196
                                                                     -------------
FINANCIAL INSTITUTIONS -- 9.3%
Citigroup, Inc.                                             29,370   $   1,033,530
Federal Home loan Mortgage Corp.                             9,640         569,242
Goldman Sachs Group, Inc.                                    8,470         576,807
Mellon Financial Corp.                                      15,590         407,055
Merrill Lynch & Co., Inc.                                   17,780         674,751
Morgan Stanley Dean Witter & Co.                            10,690         426,745
SLM Corp.                                                    3,280   $     340,661
                                                                     -------------
                                                                     $   4,028,791
                                                                     -------------
FOOD & BEVERAGE PRODUCTS -- 1.7%
PepsiCo, Inc.                                               17,050   $     719,851
                                                                     -------------
INSURANCE -- 5.3%
American International Group, Inc.                           9,245   $     534,823
Gallagher (Arthur J.) & Co.                                  9,610         282,342
Hartford Financial Services Group, Inc.                      9,860         447,940
MetLife, Inc.                                                8,340         225,513
SAFECO Corp.                                                 4,100         142,147
Travelers Property Casualty Corp. "B"*                       1,341          19,646
Travelers Property Casualty Corp.*                          34,542         506,040
UnumProvident Corp.                                          7,970         139,794
                                                                     -------------
                                                                     $   2,298,245
                                                                     -------------
MACHINERY -- 1.5%
Danaher Corp.                                                9,640   $     633,348
                                                                     -------------
MEDIA -- 0.5%
Westwood One, Inc.*                                          5,840   $     218,182
                                                                     -------------
MEDICAL & HEALTH PRODUCTS -- 15.4%
Abbott Laboratories, Inc.                                   13,470   $     538,800
Alcon, Inc.*                                                 3,250         128,213
Eli Lilly & Co.                                             15,710         997,585
Forest Laboratories, Inc.*                                   5,920         581,462
Genzyme Corp.*                                              15,720         464,856
Johnson & Johnson Co.                                       23,630       1,269,167
Medimmune, Inc.*                                             9,110         247,519
Pfizer, Inc.                                                50,180       1,534,003
Pharmacia Corp.                                             16,080         672,144
Wyeth                                                        7,065         264,231
                                                                     -------------
                                                                     $   6,697,980
                                                                     -------------
MEDICAL & HEALTH TECHNOLOGY
  SERVICES -- 0.3%
Express Scripts, Inc.*                                       2,980   $     143,159
                                                                     -------------
PRINTING & PUBLISHING -- 1.1%
New York Times Co.                                          10,460   $     478,336
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
Starwood Hotels & Resorts Co.                               12,430   $     295,088
                                                                     -------------
RESTAURANTS & LODGING -- 1.1%
Brinker International, Inc.*                                10,200   $     328,950
Outback Steakhouse, Inc.                                     4,780         164,623
                                                                     -------------
                                                                     $     493,573
                                                                     -------------
RETAIL -- 7.9%
Best Buy Co., Inc.*                                          1,860   $      44,919
Gap, Inc.                                                   22,880         355,098
Home Depot, Inc.                                            23,250         557,070
Kohl's Corp.*                                                7,750         433,612
Lowe's Cos., Inc.                                            4,360         163,500
Target Corp.                                                18,090         542,700
The Limited., Inc.                                          16,330         227,477
Wal-Mart Stores, Inc.                                       21,810       1,101,623
                                                                     -------------
                                                                     $   3,425,999
                                                                     -------------
SPECIAL PRODUCTS & SERVICES -- 2.2%
ARAMARK Corp.*                                              23,860   $     560,710
Illinois Tool Works, Inc.                                    6,160         399,538
                                                                     -------------
                                                                     $     960,248
                                                                     -------------
SUPERMARKETS -- 0.7%
Safeway, Inc.*                                              13,800   $     322,368
                                                                     -------------
TELECOMMUNICATIONS -- 1.0%
EchoStar Communications Corp.*                              20,450   $     455,217
Winstar Communications, Inc.*                                9,820              11
                                                                     -------------
                                                                     $     455,228
                                                                     -------------

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- continued
TELECOMMUNICATIONS & CABLE -- 0.5%
Comcast Corp. "A"*                                          10,020   $     226,051
                                                                     -------------
TELECOMMUNICATIONS -- WIRELESS -- 0.8%
AT&T Wireless Services, Inc.*                               59,880   $     338,322
                                                                     -------------
TELECOMMUNICATIONS -- WIRELINE -- 3.1%
Amdocs Ltd.*                                                13,970   $     137,185
Cisco Systems, Inc.*                                        91,450       1,197,995
                                                                     -------------
                                                                     $   1,335,180
                                                                     -------------
TRANSPORTATION -- 1.1%
Fedex Corp.                                                  4,240   $     229,893
United Parcel Service, Inc.                                  4,140         261,151
                                                                     -------------
                                                                     $     491,044
                                                                     -------------
    Total U.S. Stocks                                                $  39,534,077
                                                                     -------------
FOREIGN STOCKS -- 6.1%
BERMUDA -- 4.0%
Accenture Ltd. (Business Services)*                         26,240   $     472,058
Ace Ltd. (Insurance)                                        19,300         566,262
Tyco International Ltd. (Conglomerate)                       5,330          91,036
XL Capital Ltd. (Insurance)                                  7,760         599,460
                                                                     -------------
                                                                     $   1,728,816
                                                                     -------------
FRANCE -- 1.2%
Aventis S.A. (Pharmaceuticals)                               9,080   $     493,062
                                                                     -------------
ISRAEL -- 0.1%
Check Point Software Technologies Ltd.
  (Computer Software - Services)*                            4,290   $      55,641
                                                                     -------------
NETHERLANDS -- 0.1%
STMicroelectronics N.V. (Electronics)                        2,530   $      49,360
                                                                     -------------
UNITED KINGDOM -- 0.7%
Vodafone Group PLC, ADR
  (Cellular Phones)                                         17,303   $     313,531
                                                                     -------------
    Total Foreign Stocks                                             $   2,640,410
                                                                     -------------
    Total Stocks (Identified Cost, $50,430,946)                      $  42,174,487
                                                                     -------------

REPURCHASE AGREEMENT -- 3.1%

                                                  PRINCIPAL AMOUNT
                                                   (000 OMITTED)
Merrill Lynch, dated 12/31/02,
  due 01/02/03, total to be received
  $1,330,217 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                            $       1,330   $   1,330,128
                                                                     -------------
    Total Investments
      (Identified Cost, $51,761,074)                                 $  43,504,615
                                                                     -------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.1)%                                               (21,763)
                                                                     -------------
    Net Assets -- 100.0%                                             $  43,482,852
                                                                     =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
STRATEGIC VALUE SERIES
STOCKS -- 95.9%

ISSUER                                                      SHARES      VALUE
U.S. STOCKS -- 95.4%
BANKS & CREDIT COS. -- 3.4%
Bank of America Corp.                                          167   $      11,618
FleetBoston Financial Corp.                                  1,020          24,786
                                                                     -------------
                                                                     $      36,404
                                                                     -------------
CELLULAR PHONES -- 3.7%
Motorola, Inc.                                               1,430   $      12,370
Telephone & Data Systems, Inc.                                 575          27,036
                                                                     -------------
                                                                     $      39,406
                                                                     -------------
CHEMICALS -- 0.1%
Lyondell Petrochemical Co.                                     100   $       1,264
                                                                     -------------
COMPUTER HARDWARE -- SYSTEMS -- 0.6%
Intel Corp.                                                    390   $       6,072
                                                                     -------------
COMPUTER SOFTWARE -- 1.3%
Oracle Corp.*                                                1,320   $      14,256
                                                                     -------------
COMPUTER SOFTWARE --
  PERSONAL COMPUTERS -- 1.0%
Microsoft Corp.*                                               215   $      11,116
                                                                     -------------
CONGLOMERATES -- 1.6%
Tyco International Ltd.                                        980   $      16,739
                                                                     -------------
CONSUMER GOODS & SERVICES -- 0.4%
Kimberly-Clark Corp.                                           100   $       4,747
                                                                     -------------
CONTAINERS -- 1.7%
Owens-Illinois, Inc.                                         1,017   $      14,828
Smurfit-Stone Container Corp.*                                 250           3,848
                                                                     -------------
                                                                     $      18,676
                                                                     -------------
ELECTRICAL EQUIPMENT -- 1.1%
General Electric Co.                                           480   $      11,688
                                                                     -------------
ELECTRONICS -- 0.1%
Applied Micro Circuits Corp.*                                  400   $       1,476
                                                                     -------------
ENERGY -- 2.0%
ConocoPhillips                                                 210   $      10,162
TXU Corp.                                                      630          11,768
                                                                     -------------
                                                                     $      21,930
                                                                     -------------
ENTERTAINMENT -- 3.6%
Viacom, Inc., "B"*                                             830   $      33,831
Walt Disney Co.                                                315           5,138
                                                                     -------------
                                                                     $      38,969
                                                                     -------------
FINANCIAL INSTITUTIONS -- 9.7%
Citigroup, Inc.                                                720   $      25,337
Freddie Mac                                                    455          26,868
Mellon Financial Corp.                                         715          18,669
Merrill Lynch & Co., Inc.                                      655          24,857
Morgan Stanley Dean Witter & Co.                               230           9,181
                                                                     -------------
                                                                     $     104,912
                                                                     -------------
FOREST & PAPER PRODUCTS -- 1.5%
Bowater, Inc.                                                  392   $      16,444
                                                                     -------------
INDUSTRIAL GASES -- 1.3%
Praxair, Inc.                                                  240   $      13,865
                                                                     -------------
INSURANCE -- 5.9%
Allstate Corp.                                                 370   $      13,686
CIGNA Corp.                                                    135           5,551
Hartford Financial Services Group, Inc.                        465          21,125
Nationwide Financial Services, Inc., "A"                       415          11,890
Travelers Property Casualty Corp.*                             740          10,841
                                                                     -------------
                                                                     $      63,093
                                                                     -------------
MACHINERY -- 0.9%
Deere & Co.                                                    220   $      10,087
                                                                     -------------
MEDICAL & HEALTH PRODUCTS -- 10.3%
Baxter International, Inc.                                     390   $      10,920
Eli Lilly & Co.                                                290          18,415
Merck & Co., Inc.                                              440          24,908

ISSUER                                                      SHARES      VALUE
U.S. STOCKS -- continued
MEDICAL & HEALTH PRODUCTS -- continued
Pfizer, Inc.                                                 1,085   $      33,169
Schering Plough Corp.                                        1,040          23,088
                                                                     -------------
                                                                     $     110,500
                                                                     -------------
METALS & MINERALS -- 2.1%
Alcoa, Inc.                                                    990   $      22,552
                                                                     -------------
OIL SERVICES -- 8.2%
BJ Services Co.*                                               410   $      13,247
Cooper Cameron Corp.*                                          350          17,437
GlobalSantaFe Corp.                                            790          19,213
Noble Corp.*                                                   760          26,714
Schlumberger Ltd.                                              280          11,785
                                                                     -------------
                                                                     $      88,396
                                                                     -------------
OILS -- 6.0%
Apache Corp.                                                   253   $      14,418
Devon Energy Corp.                                             655          30,065
Occidental Petroleum Corp.                                     710          20,200
                                                                     -------------
                                                                     $      64,683
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS -- 0.8%
Starwood Hotels & Resorts Co.                                  350   $       8,309
                                                                     -------------
RESTAURANTS & LODGING -- 1.7%
Hilton Hotels Corp.                                            620   $       7,880
McDonald's Corp.                                               660          10,613
                                                                     -------------
                                                                     $      18,493
                                                                     -------------
RETAIL -- 5.5%
Home Depot, Inc.                                               520   $      12,459
May Department Stores Co.                                      230           5,285
Sears, Roebuck & Co.                                         1,750          41,913
                                                                     -------------
                                                                     $      59,657
                                                                     -------------
SUPERMARKETS -- 2.7%
Kroger Co.*                                                  1,710   $      26,419
Safeway, Inc.*                                                 130           3,037
                                                                     -------------
                                                                     $      29,456
                                                                     -------------
TELECOMMUNICATIONS & CABLE -- 3.0%
Comcast Corp. "A"*                                             285   $       6,717
Comcast Corp. "A Special"*                                   1,130          25,493
                                                                     -------------
                                                                     $      32,210
                                                                     -------------
TELECOMMUNICATIONS -- WIRELESS -- 3.5%
AT&T Wireless Services, Inc.*                                6,709   $      37,906
                                                                     -------------
TELECOMMUNICATIONS -- WIRELINE -- 6.0%
Advanced Fibre Communications, Inc.*                           590   $       9,823
AT&T Corp.                                                     569          14,857
Verizon Communications, Inc.                                 1,025          39,719
                                                                     -------------
                                                                     $      64,399
                                                                     -------------
UTILITIES -- ELECTRIC -- 5.0%
Calpine Corp.*                                               5,355   $      17,457
NiSource, Inc.                                               1,797          35,940
                                                                     -------------
                                                                     $      53,397
                                                                     -------------
UTILITIES -- GAS -- 0.7%
National Fuel Gas Co.                                          370   $       7,670
                                                                     -------------
    Total U.S. Stocks                                                $   1,028,772
                                                                     -------------
FOREIGN STOCKS -- 0.5%
CANADA -- 0.5%
Alcan, Inc. (Metals & Minerals),
  (Identified Cost, $5,535)                                    181   $       5,343
                                                                     -------------
    Total Stocks (Identified Cost, $1,053,033)                       $   1,034,115
                                                                     -------------

REPURCHASE AGREEMENT -- 2.7%

                                                  PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)         VALUE
Merrill Lynch, dated 12/31/02,
  due 1/2/03, total to be received
  $29,040 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                            $          29   $      29,038
                                                                     -------------
    Total Investments
      (Identified Cost, $1,082,070)                                  $   1,063,153
                                                                     -------------
OTHER ASSETS,
  LESS LIABILITIES -- 1.4%                                                  14,990
                                                                     -------------
    Net Assets -- 100.0%                                             $   1,078,143
                                                                     =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
TECHNOLOGY SERIES
STOCKS -- 97.1%

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- 88.4%
BUSINESS MACHINES -- 16.6%
Dell Computer Corp.*                                        29,780   $     796,317
Hewlett-Packard Co.                                         39,060         678,082
International Business Machines Corp.                       11,320         877,300
Lexmark International, Inc.*                                 3,630         219,615
                                                                     -------------
                                                                     $   2,571,314
                                                                     -------------
BUSINESS SERVICES -- 12.2%
Automatic Data Processing, Inc.                             11,390   $     447,057
CDW Computer Centers, Inc.*                                  1,000          43,850
CheckFree Corp.*                                            13,600         217,614
Computer Sciences Corp.*                                     3,970         136,767
CSG Systems International, Inc.*                             5,600          76,440
DST Systems, Inc.*                                           5,200         184,860
First Data Corp.                                            10,750         380,657
Sabre Group Holdings, Inc.,"A"*                             20,580         372,704
Unisys Corp.*                                                4,100          40,590
                                                                     -------------
                                                                     $   1,900,539
                                                                     -------------
COMPUTER SOFTWARE -- 13.6%
Intuit, Inc.*                                                8,940   $     419,465
Microsoft Corp.*                                            14,440         746,548
Oracle Corp.*                                               77,960         841,968
Serena Software, Inc.*                                       4,900          77,371
Take-Two Interactive Software, Inc.*                         1,300          30,537
                                                                     -------------
                                                                     $   2,115,889
                                                                     -------------
COMPUTER SOFTWARE -- SERVICES -- 2.0%
Hyperion Solutions Corp.*                                    1,800   $      46,206
Ingram Micro, Inc.*                                          2,600          32,110
Macrovision Corp.*                                           2,400          38,448
Pinnacle Systems, Inc.*                                      5,500          74,855
Reynolds & Reynolds Co.                                      1,000          25,470
Sybase, Inc.*                                                7,200          96,480
                                                                     -------------
                                                                     $     313,569
                                                                     -------------
COMPUTER SOFTWARE -- SYSTEMS -- 11.0%
BMC Software, Inc.*                                          6,000   $     102,660
Cisco Systems, Inc.*                                        67,760         887,656
Citrix Systems, Inc.*                                        7,900          97,328
Hifn, Inc.*                                                  8,200          47,396
Imation Corp.*                                                 500          17,540
L-3 Communications Holding, Inc.*                              880          39,521
McDATA Corp*                                                 3,740          26,292
SanDisk Corp.*                                               3,500          71,050
Storage Technology Corp.*                                    1,600          34,272
SunGard Data Systems, Inc.*                                  7,690         181,176
Symantec Corp.*                                              5,080         205,486
                                                                     -------------
                                                                     $   1,710,377
                                                                     -------------
ELECTRONICS -- 16.8%
Analog Devices, Inc.*                                        9,950   $     237,506
Applied Materials, Inc.*                                     2,680          34,920
Cree, Inc.*                                                  1,700          27,795
Fei Co.*                                                     2,540          38,837
Flextronics International Ltd.*                             11,870          97,215
Harris Corp.                                                 1,300          34,190
Intel Corp.                                                 52,510         817,581
International Rectifier Corp. *                              1,750          32,305
Intersil Holding Corp.*                                     10,976         153,005
Jabil Circuit, Inc.*                                         7,030         125,978
Linear Technology Corp.                                      4,990         128,343
Marvell Technology Group Ltd.*                              14,770         278,562
Maxim Integrated Products, Inc.                              4,120         136,125
Microchip Technology, Inc.                                   6,070         148,412
Novellus Systems, Inc.*                                      6,040         169,603
Texas Instruments, Inc.                                      8,520         127,885
Vishay Intertechnology, Inc.*                                2,000          22,360
                                                                     -------------
                                                                     $   2,610,622
                                                                     -------------
ENTERTAINMENT -- 5.0%
AOL Time Warner, Inc.*                                      52,570   $     688,667
Electronic Arts, Inc.*                                       1,200          59,724
Pixar Animation Studios, Inc.*                                 600          31,794
                                                                     -------------
                                                                     $     780,185
                                                                     -------------
FINANCIAL INSTITUTIONS -- 1.7%
Technology Select Sector SPDR Trust                         17,500   $     258,300
                                                                     -------------
INTERNET -- 2.2%
Amazon.com, Inc.*                                            4,100   $      77,449
Ebay, Inc.*                                                  3,800         257,716
                                                                     -------------
                                                                     $     335,165
                                                                     -------------
MEDICAL & HEALTH PRODUCTS -- 0.7%
AMN Healthcare Services, Inc.*                               6,100   $     103,151
                                                                     -------------
SPECIAL PRODUCTS & SERVICES -- 0.2%
PerkinElmer, Inc.                                            3,600   $      29,700
                                                                     -------------
TELECOMMUNICATIONS -- 6.4%
Advanced Fibre Communications, Inc.*                         4,410   $      73,427
Amdocs Ltd.*                                                11,520         113,126
Emulex Corp.*                                                1,690          31,350
Motorola, Inc.                                              39,830         344,529
Qualcomm, Inc.*                                             10,600         385,734
Tekelec Co.*                                                 1,590          16,616
UTStarcom, Inc.*                                             1,780          35,297
                                                                     -------------
                                                                     $   1,000,079
                                                                     -------------
    Total U.S. Stocks                                                $  13,728,890
                                                                     -------------
FOREIGN STOCKS -- 8.7%
BERMUDA -- 1.5%
Accenture Ltd. (Business Services)*                         13,250   $     238,368
                                                                     -------------
CANADA -- 0.7%
Celestica, Inc. (Electronics)*                               7,430   $     104,763
                                                                     -------------
FINLAND -- 1.7%
Nokia Corp., ADR (Telecommunications)                       16,620   $     257,610
                                                                     -------------
FRANCE -- 0.3%
Business Objects SA, ADR
  (Computer Software)*                                       3,500   $      52,500
                                                                     -------------
JAPAN -- 0.4%
Sega Enterprises Corp. (Entertainment)                       6,600   $      65,044
                                                                     -------------
NETHERLANDS -- 3.5%
ASM International NV (Electronics)*                          4,300   $      55,470
Koninklijke Philips Electronics NV
  (Electronics)                                              3,000          52,520
STMicroelectronics NV (Electronics)                         22,260         434,292
                                                                     -------------
                                                                     $     542,282
                                                                     -------------
SOUTH KOREA -- 0.6%
Samsung Electronic Ltd. (Electronics)                          670   $      89,445
                                                                     -------------
    Total Foreign Stocks                                             $   1,350,012
                                                                     -------------
    Total Stocks (Identified Cost, $17,127,320)                      $  15,078,902
                                                                     -------------
CONVERTIBLE BOND -- 0.8%

                                                  PRINCIPAL AMOUNT
                                                   (000 OMITTED)
U.S. BOND -- 0.8%
TELECOMMUNICATIONS -- 0.8%
Brocade Communications Systems, Inc.,
  2s, 2007 (Identified Cost $170,000)                    $     170   $     119,212
                                                                     -------------

REPURCHASE AGREEMENT -- 1.8%

                                                  PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)         VALUE
Merrill Lynch & Co, Inc.,
  dated 12/31/02, due 1/2/03,
  total to be received $280,205
  (secured by various U.S. Treasury
  and Federal Agency obligations in
  a jointly traded account), at Cost                     $     280   $     280,186
                                                                     -------------
    Total Investments
      (Identified Cost, $17,577,506)                                 $  15,478,300
                                                                     -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.3%                                                  50,218
                                                                     -------------
    Net Assets -- 100.0%                                             $  15,528,518
                                                                     =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
VALUE SERIES
STOCKS -- 94.4%

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- 85.7%
AEROSPACE & DEFENSE -- 0.2%
Northrop Grumman Corp.                                       5,600   $     543,200
                                                                     -------------
APPAREL & TEXTILES -- 0.5%
Nike, Inc., "B"                                             37,800   $   1,680,966
                                                                     -------------
BANKS & CREDIT COS. -- 9.4%
Bank of America Corp.                                      133,530   $   9,289,682
Bank One Corp.                                              16,700         610,385
FleetBoston Financial Corp.                                204,480       4,968,864
National City Corp.                                        119,100       3,253,812
SouthTrust Corp.                                           125,140       3,109,729
SunTrust Banks, Inc.                                        62,800       3,574,576
Wachovia Corp.                                             124,600       4,540,424
                                                                     -------------
                                                                     $  29,347,472
                                                                     -------------
BUSINESS SERVICES -- 0.4%
Automatic Data Processing, Inc.                             28,500   $   1,118,625
                                                                     -------------
CHEMICALS -- 3.5%
Air Products & Chemicals, Inc.                              63,447   $   2,712,359
Dow Chemical Co.                                            49,700       1,476,090
Lyondell Chemical Co.                                       23,400         295,776
PPG Industries, Inc.                                        69,500       3,485,425
Praxair, Inc.                                               50,200       2,900,054
                                                                     -------------
                                                                     $  10,869,704
                                                                     -------------
CONSUMER GOODS & SERVICES -- 4.8%
Colgate-Palmolive Co.                                        6,300   $     330,309
Kimberly-Clark Corp.                                        77,100       3,659,937
Philip Morris Cos., Inc.                                   187,170       7,586,000
Procter & Gamble Co.                                        40,430       3,474,554
                                                                     -------------
                                                                     $  15,050,800
                                                                     -------------
CONTAINERS -- 0.4%
Smurfit-Stone Container Corp.*                              92,600   $   1,425,207
                                                                     -------------
ELECTRONICS -- 1.3%
Analog Devices, Inc.*                                       48,400   $   1,155,308
Intel Corp.                                                105,600       1,644,192
Texas Instruments, Inc.                                     91,700       1,376,417
                                                                     -------------
                                                                     $   4,175,917
                                                                     -------------
ENTERTAINMENT -- 2.3%
Disney (Walt) Co.                                          148,550   $   2,422,850
Viacom, Inc., "B"*                                         118,218       4,818,566
                                                                     -------------
                                                                     $   7,241,416
                                                                     -------------
FINANCIAL SERVICES -- 10.4%
American Express Co.                                        74,500   $   2,633,575
Citigroup, Inc.                                            333,300      11,728,827
Federal Home Loan Mortgage Corp.                            61,470       3,629,804
Federal National Mortgage Assn                              50,500       3,248,665
Goldman Sachs Group, Inc.                                   65,700       4,474,170
Mellon Financial Corp.                                     154,300       4,028,773
Merrill Lynch & Co., Inc.                                   79,080       3,001,086
                                                                     -------------
                                                                     $  32,744,900
                                                                     -------------
FOOD & BEVERAGE PRODUCTS -- 6.6%
Archer-Daniels-Midland Co.                                 359,065   $   4,452,406
Del Monte Foods Co.*                                        26,929         207,353
Heinz (H.J.) Co.                                            60,300       1,982,061
Kellogg Co.                                                243,900       8,358,453
PepsiCo, Inc.                                              100,698       4,251,470
Smucker (J.M.) Co.                                          34,825       1,386,383
                                                                     -------------
                                                                     $  20,638,126
                                                                     -------------
FOREST & PAPER PRODUCTS -- 1.6%
Bowater, Inc.                                                6,400   $     268,480
International Paper Co.                                    134,100       4,689,477
                                                                     -------------
                                                                     $   4,957,957
                                                                     -------------

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- continued
INSURANCE -- 6.0%
Allstate Corp.                                             143,160   $   5,295,489
Chubb Corp.                                                 40,980       2,139,156
Hartford Financial Services Group, Inc.                     74,840       3,399,981
MetLife, Inc.                                              141,680       3,831,027
SAFECO Corp.                                                61,560       2,134,285
St. Paul Cos., Inc.                                         45,600       1,552,680
Travelers Property Casualty Corp. "B"*                      12,791         187,388
Travelers Property Casualty Corp.                           13,185         193,160
                                                                     -------------
                                                                     $  18,733,166
                                                                     -------------
MACHINERY -- 3.3%
Caterpillar, Inc.                                           59,790   $   2,733,599
Deere & Co.                                                142,410       6,529,498
Pall Corp.                                                  67,400       1,124,232
                                                                     -------------
                                                                     $  10,387,329
                                                                     -------------
MANUFACTURING -- 1.0%
3M Co.                                                      19,200   $   2,367,360
Illinois Tool Works, Inc.                                   13,300         862,638
                                                                     -------------
                                                                     $   3,229,998
                                                                     -------------
MEDICAL & HEALTH PRODUCTS -- 7.0%
Abbott Laboratories, Inc.                                   73,880   $   2,955,200
Eli Lilly & Co.                                             51,900       3,295,650
Guidant Corp.*                                              21,700         669,445
Johnson & Johnson Co.                                       68,900       3,700,619
Merck & Co., Inc.                                           65,000       3,679,650
Pfizer, Inc.                                               249,900       7,639,443
                                                                     -------------
                                                                     $  21,940,007
                                                                     -------------
METALS & MINERALS -- 1.9%
Alcoa, Inc.                                                204,350   $   4,655,093
Phelps Dodge Corp.*                                         36,990       1,170,734
                                                                     -------------
                                                                     $   5,825,827
                                                                     -------------
OIL SERVICES -- 1.5%
Noble Corp.*                                                38,510   $   1,353,627
Schlumberger Ltd.                                           76,500       3,219,885
                                                                     -------------
                                                                     $   4,573,512
                                                                     -------------
OILS -- 7.5%
Anadarko Petroleum Corp.                                    66,500   $   3,185,350
Apache Corp.                                                55,210       3,146,418
ConocoPhillips                                              23,900       1,156,521
Devon Energy Corp.                                          61,930       2,842,587
ExxonMobil Corp.                                           292,172      10,208,490
Unocal Corp.                                                98,352       3,007,604
                                                                     -------------
                                                                     $  23,546,970
                                                                     -------------
PRINTING & PUBLISHING -- 2.5%
Gannett Co., Inc.                                           79,798   $   5,729,496
Tribune Co.                                                 47,817       2,173,761
                                                                     -------------
                                                                     $   7,903,257
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
Equity Office Properties Trust                              63,860   $   1,595,223
                                                                     -------------
RETAIL -- 0.9%
Home Depot, Inc.                                            48,700   $   1,166,852
Sears, Roebuck & Co.                                        68,700       1,645,365
                                                                     -------------
                                                                     $   2,812,217
                                                                     -------------
SPECIAL PRODUCTS & SERVICES -- 0.5%
Eastman Kodak Co.                                           42,300   $   1,482,192
                                                                     -------------
SUPERMARKETS -- 1.1%
Kroger Co.*                                                162,300   $   2,507,535
Safeway, Inc.*                                              46,200       1,079,232
                                                                     -------------
                                                                     $   3,586,767
                                                                     -------------
TELECOMMUNICATIONS -- 1.0%
AT&T Corp.                                                 123,620   $   3,227,718
                                                                     -------------
TRANSPORTATION -- 0.4%
Union Pacific Corp.                                         23,400   $   1,400,958
                                                                     -------------
UTILITIES -- ELECTRIC -- 4.4%
Energy East Corp.                                           93,700   $   2,069,833
FPL Group, Inc.                                             41,060       2,468,938
Keyspan Corp.                                               56,000       1,973,440
NiSource, Inc.                                              85,410       1,708,200
NSTAR Co.                                                   73,573       3,265,905
PPL Corp.                                                   24,050         834,054
TXU Corp.                                                   87,700       1,638,236
                                                                     -------------
                                                                     $  13,958,606
                                                                     -------------
UTILITIES -- GAS -- 1.3%
National Fuel Gas Co.                                      150,656   $   3,123,099
WGL Holdings, Inc.                                          35,378         846,242
                                                                     -------------
                                                                     $   3,969,341
                                                                     -------------
UTILITIES -- TELEPHONE -- 3.5%
BellSouth Corp.                                            238,800   $   6,177,756
SBC Communications, Inc.                                   171,400       4,646,654
                                                                     -------------
                                                                     $  10,824,410
                                                                     -------------
    Total U.S. Stocks                                                $ 268,791,788
                                                                     -------------
FOREIGN STOCKS -- 8.7%
BERMUDA -- 0.2%
Accenture Ltd. (Business Services)*                         36,200   $     651,238
                                                                     -------------
CANADA -- 0.9%
Alcan, Inc. (Metals)                                        46,460   $   1,371,499
Canadian National Railway Co.
  (Railroads)                                               35,857       1,490,217
                                                                     -------------
                                                                     $   2,861,716
                                                                     -------------
FRANCE -- 0.6%
Total Fina S.A., ADR (Oils)                                 26,500   $   1,894,750
                                                                     -------------
NETHERLANDS -- 0.3%
Akzo Nobel N.V. (Chemicals)                                 25,933   $     821,820
                                                                     -------------
SWITZERLAND -- 2.2%
Syngenta AG (Chemicals)                                    117,120   $   6,780,052
                                                                     -------------
UNITED KINGDOM -- 4.5%
BP Amoco PLC, ADR (Oils)                                   155,800   $   6,333,270
BT Group PLC (Telecommunications)                          341,900       1,072,861
Diageo PLC (Food &
  Beverage Products)*                                      196,003       2,129,004
Reed Elsevier PLC (Printing &
  Publishing)                                              551,800       4,723,927
                                                                     -------------
                                                                     $  14,259,062
                                                                     -------------
    Total Foreign Stocks                                             $  27,268,638
                                                                     -------------
    Total Stocks (Identified Cost, $326,753,180)                     $ 296,060,426
                                                                     -------------

CONVERTIBLE PREFERRED STOCKS -- 2.3%

                                                  PRINCIPAL AMOUNT
                                                   (000 OMITTED)
AEROSPACE & DEFENSE -- 0.3%
Northrop Grumman Corp., 7.25%                                7,600   $     818,824
                                                                     -------------
AUTOMOTIVE -- 0.3%
General Motors Corp., 5.25%                                 39,200   $     905,520
                                                                     -------------
BUSINESS MACHINES -- 1.0%
Motorola Inc., 7.00%                                        94,500   $   3,024,000
                                                                     -------------
INSURANCE -- 0.4%
Chubb Corp., 7.00%*                                         14,200   $     340,090
Travelers Property Casualty Corp.,
  4.50%                                                     45,900       1,025,865
                                                                     -------------
                                                                     $   1,365,955
                                                                     -------------

ISSUER                                                     SHARES        VALUE
UTILITIES - ELECTRIC -- 0.3%
TXU Corp., 8.75%                                            36,490   $   1,043,614
                                                                     -------------
    Total Convertible Preferred Stocks
      (Identified Cost, $9,851,991)                                  $   7,157,913
                                                                     -------------
SHORT-TERM OBLIGATION -- 1.7%

                                                  PRINCIPAL AMOUNT
                                                   (000 OMITTED)
General Electric Capital Corp.,
  due 1/02/03, at Amortized Cost                          $  5,215   $   5,214,819
                                                                     -------------
REPURCHASE AGREEMENT -- 1.4%
Merrill Lynch, dated 12/31/02,
  due 1/02/03, total to be received
  $4,501,905 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                                 $  4,502   $   4,501,755
                                                                     -------------
    Total Investments
      (Identified Cost, $346,321,745)                                $ 312,934,913
                                                                     =============
OTHER ASSETS,
  LESS LIABILITIES -- 0.2%                                                 602,974
                                                                     -------------
    Net Assets -- 100.0%                                             $ 313,537,887
                                                                     =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
 * Non-income producing security.
## SEC Rule 144A restriction.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES -- December 31, 2002

                                            CAPITAL      INTERNATIONAL    MASSACHUSETTS     MID          NEW
                                         OPPORTUNITIES      GROWTH      INVESTORS GROWTH  CAP VALUE    DISCOVERY
                                             SERIES         SERIES        STOCK SERIES      SERIES       SERIES
                                        --------------   -------------  ----------------  ---------  --------------
Assets:
   Investments --
     Unaffiliated issuers, at
        identified cost                 $  288,746,021   $ 101,414,637  $    515,881,020  $ 759,763  $  227,999,729
     Unrealized depreciation               (27,772,828)     (3,174,906)      (34,326,843)   (23,819)    (16,009,471)
                                        --------------   -------------  ----------------  ---------  --------------
          Total investments, at value   $  260,973,193   $  98,239,731  $    481,554,177  $ 735,944  $  211,990,258
   Investments of cash collateral
     for securities loaned, at
     identified cost and value               9,580,859       4,897,845         8,587,220         --      35,808,789
   Cash                                          3,544              57             6,600          3          71,905
   Foreign currency, at value
     (identified cost, $0, $3,853,
     $18, $0 and $0, respectively)                  --           3,863                18         --              --
   Receivable for investments sold           3,676,346         735,153        10,892,730     27,847         493,689
   Receivable for series shares sold            10,257          59,098           123,542        833         233,921
   Interest and dividends receivable           449,308         109,983           372,732      1,389          63,208
   Receivable from investment adviser               --              --                --     21,316              --
   Other assets                                  1,502             181             7,630         --             727
                                        --------------   -------------  ----------------  ---------  --------------
          Total assets                  $  274,695,009   $ 104,045,911  $    501,544,649  $ 787,332  $  248,662,497
                                        ==============   =============  ================  =========  ==============
Liabilities:
   Payable to custodian                 $           --   $          --  $             --  $   1,192  $           --
   Payable for investments purchased         1,819,855              --         6,860,373     42,761         920,664
   Payable for series shares
     reacquired                                321,710          69,855           641,001         31         160,280
   Collateral for securities loaned,
     at value                                9,580,859       4,897,845         8,587,220         --      35,808,789
   Payable to affiliates --
     Management fee                              5,727           2,621            10,031         15           5,385
     Distribution fee (Service Class)               75              68               253         80             236
   Accrued expenses and other
     liabilities                                80,341          89,987           101,280     18,201          47,973
                                        --------------   -------------  ----------------  ---------  --------------
          Total liabilities             $   11,808,567   $   5,060,376  $     16,200,158  $  62,280  $   36,943,327
                                        --------------   -------------  ----------------  ---------  --------------
Net assets                              $  262,886,442   $  98,985,535  $    485,344,491  $ 725,052  $  211,719,170
                                        ==============   =============  ================  =========  ==============
Net assets consist of:
   Paid-in capital                      $  642,403,794   $ 132,390,255  $  1,051,415,583  $ 771,103  $  335,825,076
   Unrealized depreciation on
     investments and translation of
     assets and liabilities in
     foreign currencies                    (27,772,585)     (3,170,112)      (34,325,415)   (23,819)    (16,009,471)
   Accumulated net realized loss on
     investments and foreign
     currency transactions                (352,641,460)    (30,931,786)     (531,745,677)   (23,823)   (108,096,435)
   Accumulated undistributed net
     investment income                         896,693         697,178                --      1,591              --
                                        --------------   -------------  ----------------  ---------  --------------
          Total                         $  262,886,442   $  98,985,535  $    485,344,491  $ 725,052  $  211,719,170
                                        ==============   =============  ================  =========  ==============
Net assets:
   Initial Class                        $  251,973,832   $  88,536,768  $    448,234,983  $  17,826  $  177,027,693
   Service Class                            10,912,610      10,448,767        37,109,508    707,226      34,691,477
                                        --------------   -------------  ----------------  ---------  --------------
          Total                         $  262,886,442   $  98,985,535  $    485,344,491  $ 725,052  $  211,719,170
                                        ==============   =============  ================  =========  ==============
Shares of beneficial interest
   outstanding:
   Initial Class                            27,169,305      10,625,205        64,277,283      2,251      18,878,678
   Service Class                             1,180,692       1,257,112         5,335,359     89,204       3,713,009
                                        --------------   -------------  ----------------  ---------  --------------
          Total                             28,349,997      11,882,317        69,612,642     91,455      22,591,687
                                        ==============   =============  ================  =========  ==============
Net asset value, offering price and
   redemption price per share:
   (net assets / shares of
     beneficial interest outstanding)
   Initial Class                        $         9.27   $        8.33  $           6.97  $    7.92  $         9.38
                                        ==============   =============  ================  =========  ==============
   Service Class                        $         9.24   $        8.31  $           6.96  $    7.93  $         9.34
                                        ==============   =============  ================  =========  ==============

                       See notes to financial statements.

                                  RESEARCH GROWTH    RESEARCH       STRATEGIC     STRATEGIC
                                    AND INCOME     INTERNATIONAL     GROWTH        VALUE        TECHNOLOGY      VALUE
                                      SERIES          SERIES         SERIES        SERIES         SERIES        SERIES
                                  ---------------  -------------  -------------  -----------  -------------  -------------
Assets:
   Investments --
     Unaffiliated issuers, at
        identified cost           $    76,027,930  $  70,196,696  $  51,761,074  $ 1,082,070  $  17,577,506  $ 346,321,745
     Unrealized depreciation           (5,650,608)    (1,529,302)    (8,256,459)     (18,917)    (2,099,206)   (33,386,832)
                                  ---------------  -------------  -------------  -----------  -------------  -------------
          Total investments, at
             value                $    70,377,322  $  68,667,394  $  43,504,615  $ 1,063,153  $  15,478,300  $ 312,934,913
   Investments of cash
     collateral for securities
     loaned, at identified cost
     and value                            634,885      3,973,572      3,368,610           --      2,063,588      8,785,154
   Cash                                     4,491             --             92            3             21         16,482
   Foreign currency, at value
     (identified cost $1,103,
     $3,079, $0, $0, $0 and $0,
     respectively)                          1,103          3,106             --           --             --             --
   Receivable for investments
     sold                                 248,081             --         72,091        1,232        562,329      1,422,177
   Receivable for series shares
     sold                                  49,638         39,029          6,471       21,190          1,454        224,062
   Interest and dividends
     receivable                           120,869         84,365         42,641        2,648         10,909        661,075
   Receivable from investment
     adviser                                   --             --             --       21,845             --             --
   Other assets                               247             13             --           --             --             --
                                  ---------------  -------------  -------------  -----------  -------------  -------------
          Total assets            $    71,436,636  $  72,767,479  $  46,994,520  $ 1,110,071  $  18,116,601  $ 324,043,863
                                  ===============  =============  =============  ===========  =============  =============
Liabilities:
   Payable to custodian           $            --  $         154  $          --  $        --  $          --  $         238
   Payable for investments
     purchased                            133,188        268,380         60,920       12,558        500,586      1,350,420
   Payable for series shares
     reacquired                            67,747        114,467         40,882           46          3,652        277,455
   Collateral for securities
     loaned, at value                     634,885      3,973,572      3,368,610           --      2,063,588      8,785,154
   Payable to affiliates --
     Management fee                         1,450          1,825            893           22            320          6,544
     Distribution fee (Service
        Class)                                 44             39             34          114             10            321
   Accrued expenses and other
     liabilities                           45,075         71,113         40,329       19,188         19,927         85,844
                                  ---------------  -------------  -------------  -----------  -------------  -------------
          Total liabilities       $       882,389  $   4,429,550  $   3,511,668  $    31,928  $   2,588,083  $  10,505,976
                                  ---------------  -------------  -------------  -----------  -------------  -------------
Net assets                        $    70,554,247  $  68,337,929  $  43,482,852  $ 1,078,143  $  15,528,518  $ 313,537,887
                                  ===============  =============  =============  ===========  =============  =============
Net assets consist of:
   Paid-in capital                $    96,213,025  $  96,738,862  $ 104,687,438  $ 1,148,748  $  56,695,966  $ 367,483,353
   Unrealized depreciation on
     investments and
     translation of assets and
     liabilities in foreign
     currencies                        (5,650,547)    (1,527,132)    (8,256,341)     (18,917)    (2,098,924)   (33,386,316)
   Accumulated net realized
     loss on investments and
     foreign currency
     transactions                     (20,569,952)   (27,270,708)   (52,948,245)     (55,134)   (39,068,524)   (25,742,539)
   Accumulated undistributed
     net investment income                561,721        396,907             --        3,446             --      5,183,389
                                  ---------------  -------------  -------------  -----------  -------------  -------------
          Total                   $    70,554,247  $  68,337,929  $  43,482,852  $ 1,078,143  $  15,528,518  $ 313,537,887
                                  ===============  =============  =============  ===========  =============  =============
Net assets:
   Initial Class                  $    64,126,072  $  62,554,784  $  38,485,893  $     5,935  $  14,019,767  $ 266,892,050
   Service Class                        6,428,175      5,783,145      4,996,959    1,072,208      1,508,751     46,645,837
                                  ---------------  -------------  -------------  -----------  -------------  -------------
          Total                   $    70,554,247  $  68,337,929  $  43,482,852  $ 1,078,143  $  15,528,518  $ 313,537,887
                                  ===============  =============  =============  ===========  =============  =============
Shares of beneficial interest
   outstanding:
   Initial Class                        6,465,130      6,929,209      6,833,975          751      4,974,330     24,156,382
   Service Class                          650,165        642,908        889,888      135,710        538,493      4,236,080
                                  ---------------  -------------  -------------  -----------  -------------  -------------
          Total                         7,115,295      7,572,117      7,723,863      136,461      5,512,823     28,392,462
                                  ===============  =============  =============  ===========  =============  =============
Net Asset Value, offering price
   and redemption price per
   share:
   (net assets / shares of
     beneficial interest
     outstanding)
   Initial Class                  $          9.92  $        9.03  $        5.63  $      7.90  $        2.82  $       11.05
                                  ===============  =============  =============  ===========  =============  =============
   Service Class                  $          9.89  $        9.00  $        5.62  $      7.90  $        2.80  $       11.01
                                  ===============  =============  =============  ===========  =============  =============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENT OF OPERATIONS -- YEAR ENDED DECEMBER 31, 2002

                                               CAPITAL         INTERNATIONAL     MASSACHUSETTS           MID              NEW
                                             OPPORTUNITIES        GROWTH        INVESTORS GROWTH      CAP VALUE        DISCOVERY
                                                SERIES            SERIES          STOCK SERIES          SERIES*           SERIES
                                            --------------    --------------    ----------------    --------------   --------------
Net investment income (loss):
  Income --
    Dividends                               $    3,801,855    $    2,250,443    $      4,811,093    $        4,679   $      547,465
    Interest                                       185,828            56,738             277,870               590          299,470
    Income on securities loaned                     52,574            86,151              51,212                --          111,943
    Foreign taxes withheld                         (23,986)         (226,994)            (34,702)              (30)            (371)
                                            --------------    --------------    ----------------    --------------   --------------
      Total investment income               $    4,016,271    $    2,166,338    $      5,105,473    $        5,239   $      958,507
                                            --------------    --------------    ----------------    --------------   --------------
  Expenses --
    Management fee                          $    2,724,554    $    1,093,359    $      4,745,314    $        2,267   $    2,164,726
    Trustees' compensation                          25,822             6,185              40,967                83           14,501
    Distribution fee (Service Class)                25,762            22,626              78,620               613           55,616
    Administrative fee                              42,155            11,495              68,966                 5           25,504
    Custodian fee                                  193,560           209,775             245,795               710          106,349
    Printing                                        39,549            14,838              47,160             4,013           24,874
    Auditing fees                                   30,522            36,339              28,400            13,600           29,400
    Legal fees                                       3,371             1,410               2,951             2,666            2,419
    Miscellaneous                                    9,370             8,748              26,247             1,065           16,290
                                            --------------    --------------    ----------------    --------------   --------------
      Total expenses                        $    3,094,665    $    1,404,775    $      5,284,420    $       25,022   $    2,439,679
    Fees paid indirectly                           (14,940)           (5,934)            (60,017)              (70)          (2,225)
    Reduction of expenses by investment
      adviser                                           --                --                  --           (21,316)              --
                                            --------------    --------------    ----------------    --------------   --------------
      Net expenses                          $    3,079,725    $    1,398,841    $      5,224,403    $        3,636   $    2,437,454
                                            --------------    --------------    ----------------    --------------   --------------
        Net investment income (loss)        $      936,546    $      767,497    $       (118,930)   $        1,603   $   (1,478,947)
                                            --------------    --------------    ----------------    --------------   --------------
Realized and unrealized gain (loss)
  on investments and foreign currency
  transactions:
  Realized gain (loss) (identified
    cost basis) --
    Investment transactions                 $ (150,510,806)   $  (12,729,598)   $   (138,668,680)   $      (23,833)  $  (69,122,171)
    Foreign currency transactions                  (39,487)          (59,420)              4,644                (2)          (2,122)
                                            --------------    --------------    ----------------    --------------   --------------
    Net realized loss on investments and
      foreign currency transactions         $ (150,550,293)   $  (12,789,018)   $   (138,664,036)   $      (23,835)  $  (69,124,293)
                                            --------------    --------------    ----------------    --------------   --------------
  Change in unrealized appreciation
    (depreciation) --
    Investments                             $    5,921,070    $     (787,272)   $    (80,307,603)   $      (23,803)  $  (30,853,959)
    Translation of assets and liabilities
      in foreign currencies                           (792)            5,499               1,231               (16)              --
                                            --------------    --------------    ----------------    --------------   --------------
      Net unrealized gain (loss) on
        investments and foreign currency
        translation                         $    5,920,278    $     (781,773)   $    (80,306,372)   $      (23,819)  $  (30,853,959)
                                            --------------    --------------    ----------------    --------------   --------------
        Net realized and unrealized loss on
          investments and foreign currency  $ (144,630,015)   $  (13,570,791)   $   (218,970,408)   $      (47,654)  $  (99,978,252)
                                            --------------    --------------    ----------------    --------------   --------------
          Decrease in net assets from
            operations                      $ (143,693,469)   $  (12,803,294)   $   (219,089,338)   $      (46,051)  $ (101,457,199)
                                            ==============    ==============    ================    ==============   ==============

* For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002.

                       See notes to financial statements.

                                     RESEARCH GROWTH      RESEARCH        STRATEGIC      STRATEGIC
                                        AND INCOME     INTERNATIONAL       GROWTH          VALUE        TECHNOLOGY        VALUE
                                         SERIES            SERIES          SERIES         SERIES*         SERIES          SERIES
                                     ---------------   --------------   -------------    ---------    -------------   -------------
Net investment income (loss):
  Income --
    Dividends                        $     1,248,875   $    1,486,736   $     363,609    $   8,065    $      43,508   $   7,892,881
    Interest                                  68,198           37,432          27,483          488           18,268         198,400
    Income on securities loaned                2,595           64,421           7,823           --            9,654          25,028
    Foreign taxes withheld                   (13,919)        (150,453)         (1,690)          (7)          (1,667)        (81,582)
                                     ---------------   --------------   -------------    ---------    -------------   -------------
      Total investment income        $     1,305,749   $    1,438,136   $     397,225    $   8,546    $      69,763   $   8,034,727
                                     ---------------   --------------   -------------    ---------    -------------   -------------
  Expenses --
    Management fee                   $       634,921   $      764,878   $     420,811    $   3,125    $     170,363   $   2,488,158
    Trustees' compensation                     5,022            4,270           3,908           83            1,827          14,500
    Distribution fee
      (Service Class)                         13,551           11,158          10,085          902            4,056          92,040
    Administrative fee                         9,007            7,803           6,266           11            2,696          32,729
    Custodian fee                             40,879          150,620          26,212          525           11,853         168,194
    Printing                                   6,668            7,088           5,786        3,397            4,154          23,002
    Auditing fees                             29,789           30,089          29,600       14,500           15,100          29,500
    Legal fees                                 2,778            1,536           2,928        2,885            1,946           2,822
    Miscellaneous                              4,004            6,166           1,134        1,564            1,412           8,559
                                     ---------------   --------------   -------------    ---------    -------------   -------------
      Total expenses                 $       746,619   $      983,608   $     506,730    $  26,992    $     213,407   $   2,859,504
    Fees paid indirectly                      (2,222)          (4,933)         (1,132)         (62)             (43)         (8,642)
    Reduction of expenses
       by investment adviser                      --               --              --      (21,845)              --              --
                                     ---------------   --------------   -------------    ---------    -------------   -------------
      Net expenses                   $       744,397   $      978,675   $     505,598    $   5,085    $     213,364   $   2,850,862
                                     ---------------   --------------   -------------    ---------    -------------   -------------
        Net investment income
          (loss)                     $       561,352   $      459,461   $    (108,373)   $   3,461    $    (143,601)  $   5,183,865
                                     ---------------   --------------   -------------    ---------    -------------   -------------
Realized and unrealized gain
  (loss) on investments and
  foreign currency transactions:
  Realized gain (loss)
   (identified cost basis) --
    Investment transactions          $   (14,519,949)  $   (8,821,513)  $ (16,616,526)   $ (55,134)   $ (12,809,729)  $ (20,705,099)
    Foreign currency transactions                873          (55,519)           (383)         (15)            (815)        (12,251)
                                     ---------------   --------------   -------------    ---------    -------------   -------------
      Net realized loss on
        investments and foreign
        currency transactions        $   (14,519,076)  $   (8,877,032)  $ (16,616,909)   $ (55,149)   $ (12,810,544)  $ (20,717,350)
                                     ---------------   --------------   -------------    ---------    -------------   -------------
  Change in unrealized
    appreciation (depreciation) --
    Investments                      $    (7,436,950)  $     (969,977)  $  (5,782,119)   $ (18,917)   $  (3,098,746)  $ (38,367,433)
    Translation of assets and
    liabilities in foreign
    currencies                                   (28)           1,853             128           --              242             327
                                     ---------------   --------------   -------------    ---------    -------------   -------------
      Net unrealized loss on
        investments and foreign
        currency translation         $    (7,436,978)  $     (968,124)  $  (5,781,991)   $ (18,917)   $  (3,098,504)  $ (38,367,106)
                                     ---------------   --------------   -------------    ---------    -------------   -------------
        Net realized and unrealized
          loss on investments and
          foreign currency           $   (21,956,054)  $   (9,845,156)  $ (22,398,900)   $ (74,066)   $ (15,909,048)  $ (59,084,456)
                                     ---------------   --------------   -------------    ---------    -------------   -------------
          Decrease in net assets
            from operations          $   (21,394,702)  $   (9,385,695)  $ (22,507,273)   $ (70,605)   $ (16,052,649)  $ (53,900,591)
                                     ===============   ==============   =============    =========    =============   =============

* For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2002

                                               CAPITAL         INTERNATIONAL     MASSACHUSETTS           MID              NEW
                                             OPPORTUNITIES        GROWTH        INVESTORS GROWTH      CAP VALUE        DISCOVERY
                                                SERIES            SERIES          STOCK SERIES          SERIES*          SERIES
                                            --------------    --------------    ----------------    --------------   --------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)              $      936,546    $      767,497    $       (118,930)   $        1,603   $   (1,478,947)
  Net realized loss on investments and
    foreign currency transactions             (150,550,293)      (12,789,018)       (138,664,036)          (23,835)     (69,124,293)
  Net unrealized gain (loss) on
    investments and foreign currency
    translation                                  5,920,278          (781,773)        (80,306,372)          (23,819)     (30,853,959)
                                            --------------    --------------    ----------------    --------------   --------------
    Decrease in net assets from
      operations                            $ (143,693,469)   $  (12,803,294)   $   (219,089,338)   $      (46,051)  $ (101,457,199)
                                            --------------    --------------    ----------------    --------------   --------------
Distributions declared to shareholders --
  From net investment income
    (Initial Class)                         $     (310,693)   $     (579,362)   $       (887,163)   $           --   $           --
  From net investment income
    (Service Class)                                 (5,734)          (57,725)            (38,235)               --               --
  In excess of net investment income
    (Initial Class)                                     --                --              (1,520)               --               --
  In excess of net investment income
    (Service Class)                                     --                --                 (66)               --               --
                                            --------------    --------------    ----------------    --------------   --------------
    Total distributions declared to
      shareholders                          $     (316,427)   $     (637,087)   $       (926,984)   $           --   $           --
                                            --------------    --------------    ----------------    --------------   --------------
Net increase (decrease) in net assets
  from series share transactions            $ (101,104,236)   $   (8,966,931)   $   (109,068,708)   $      771,103   $   26,001,850
                                            --------------    --------------    ----------------    --------------   --------------
    Total increase (decrease) in net
      assets                                $ (245,114,132)   $  (22,407,312)   $   (329,085,030)   $      725,052   $  (75,455,349)
Net assets --
  At beginning of period                       508,000,574       121,392,847         814,429,521                --      287,174,519
                                            --------------    --------------    ----------------    --------------   --------------
  At end of period                          $  262,886,442    $   98,985,535    $    485,344,491    $      725,052   $  211,719,170
                                            ==============    ==============    ================    ==============   ==============
Accumulated undistributed net
  investment income included in net
  assets at end of period                   $      896,693    $      697,178    $             --    $        1,591   $           --
                                            ==============    ==============    ================    ==============   ==============

                                    RESEARCH GROWTH     RESEARCH         STRATEGIC       STRATEGIC
                                       AND INCOME     INTERNATIONAL       GROWTH           VALUE       TECHNOLOGY        VALUE
                                        SERIES           SERIES           SERIES           SERIES*       SERIES          SERIES
                                    ---------------   -------------    -------------    -----------   -------------   -------------
Increase (decrease) in net assets:
From operations--
  Net investment income (loss)      $       561,352   $     459,461    $    (108,373)   $     3,461   $    (143,601)  $   5,183,865
  Net realized loss on investments
    and foreign currency
    transactions                        (14,519,076)     (8,877,032)     (16,616,909)       (55,149)    (12,810,544)    (20,717,350)
  Net unrealized loss on
    investments and foreign
    currency translation                 (7,436,978)       (968,124)      (5,781,991)       (18,917)     (3,098,504)    (38,367,106)
                                    ---------------   -------------    -------------    -----------   -------------   -------------
    Decrease in net assets from
      operations                    $   (21,394,702)  $  (9,385,695)   $ (22,507,273)   $   (70,605)  $ (16,052,649)  $ (53,900,591)
                                    ---------------   -------------    -------------    -----------   -------------   -------------
Distributions declared to
  shareholders --
  From net investment income
    (Initial Class)                 $      (563,146)  $    (187,845)   $          --    $        --   $          --   $  (2,450,119)
  From net investment income
    (Service Class)                         (36,298)        (12,452)              --             --              --        (277,043)
                                    ---------------   -------------    -------------    -----------   -------------   -------------
    Total distributions declared
      to shareholders               $      (599,444)  $    (200,297)   $          --    $        --   $          --   $  (2,727,162)
                                    ---------------   -------------    -------------    -----------   -------------   -------------
Net increase (decrease) in net
  assets from series share
  transactions                      $    (6,021,004)  $  (5,351,595)   $ (10,469,960)   $ 1,148,748   $  (3,220,274)  $  65,445,550
                                    ---------------   -------------    -------------    -----------   -------------   -------------
    Total increase (decrease)
      in net assets                 $   (28,015,150)  $ (14,937,587)   $ (32,977,233)   $ 1,078,143   $ (19,272,923)  $   8,817,797
Net assets--
  At beginning of period                 98,569,397      83,275,516       76,460,085             --      34,801,441     304,720,090
                                    ---------------   -------------    -------------    -----------   -------------   -------------
  At end of period                  $    70,554,247   $  68,337,929    $  43,482,852    $ 1,078,143   $  15,528,518   $ 313,537,887
                                    ===============   =============    =============    ===========   =============   =============
Accumulated undistributed net
  investment income included in net
  assets at end of period           $       561,721   $     396,907    $          --    $     3,446   $          --   $   5,183,389
                                    ===============   =============    =============    ===========   =============   =============

* For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2001

                                              CAPITAL           INTERNATIONAL        MASSACHUSETTS             NEW
                                           OPPORTUNITIES            GROWTH          INVESTORS GROWTH        DISCOVERY
                                               SERIES               SERIES            STOCK SERIES            SERIES
                                         ------------------   ------------------   ------------------   ------------------
Increase (decrease) in net assets:
From operations --
   Net investment income (loss)          $          318,940   $          688,031   $        1,002,339   $       (1,259,540)
   Net realized loss on investments
     and foreign currency transactions         (199,058,302)         (18,031,659)        (305,752,683)         (36,699,664)
   Net unrealized gain (loss) on
     investments and foreign currency
     translation                                 14,194,357           (3,557,229)          39,999,342           25,920,685
                                         ------------------   ------------------   ------------------   ------------------
     Decrease in net assets from
        operations                       $     (184,545,005)  $      (20,900,857)  $     (264,751,002)  $      (12,038,519)
                                         ------------------   ------------------   ------------------   ------------------
Distributions declared to
   shareholders --
   From net investment income
     (Initial Class)                     $               --   $         (822,886)  $         (953,422)  $               --
   From net realized gain on
     investments and foreign currency
     transactions (Initial Class)               (90,831,331)          (4,607,224)         (11,263,608)         (16,425,387)
   In excess of net realized gain on
     investments and foreign currency
     transactions (Initial Class)                (3,075,123)            (219,799)         (87,400,911)          (2,274,918)
                                         ------------------   ------------------   ------------------   ------------------
     Total distributions declared to
        shareholders                     $      (93,906,454)  $       (5,649,909)  $      (99,617,941)  $      (18,700,305)
                                         ------------------   ------------------   ------------------   ------------------
Net increase in net assets from
   series share transactions             $       98,019,761   $       30,457,414   $      204,290,178   $       84,616,039
                                         ------------------   ------------------   ------------------   ------------------
     Total increase (decrease) in net
        assets                           $     (180,431,698)  $        3,906,648   $     (160,078,765)  $       53,877,215
Net Assets --
   At beginning of period                       688,432,272          117,486,199          974,508,286          233,297,304
                                         ------------------   ------------------   ------------------   ------------------
   At end of period                      $      508,000,574   $      121,392,847   $      814,429,521   $      287,174,519
                                         ==================   ==================   ==================   ==================
Accumulated undistributed net
   investment income included in net
   assets at end of period               $          316,168   $          626,189   $          925,398   $               --
                                         ==================   ==================   ==================   ==================

                            RESEARCH GROWTH        RESEARCH           STRATEGIC
                              AND INCOME        INTERNATIONAL          GROWTH            TECHNOLOGY            VALUE
                                SERIES              SERIES             SERIES              SERIES              SERIES
                           -----------------  ------------------  -----------------   -----------------  ------------------
INCREASE (DECREASE) IN
   NET ASSETS:
   FROM OPERATIONS --
   Net investment income
     (loss)                $         623,607  $          304,758  $         (87,823)  $        (133,981) $        2,806,680
   Net realized loss on
     investments and
     foreign currency
     transactions                 (5,834,199)        (18,259,957)       (34,462,517)        (22,059,451)         (4,857,156)
   Net unrealized gain
     (loss) on
     investments and
     foreign currency
     translation                  (5,702,183)            959,870          9,289,020           4,363,444          (9,789,678)
                           -----------------  ------------------  -----------------   -----------------  ------------------
     Decrease in net
       assets from
       operations          $     (10,912,775) $      (16,995,329) $     (25,261,320)  $     (17,829,988) $      (11,840,154)
                           -----------------  ------------------  -----------------   -----------------  ------------------
Distributions declared
   to shareholders --
   From net investment
     income (Initial
     Class)                $        (404,821) $         (704,953) $              --   $          (5,845) $       (1,055,271)
   From net realized gain
     on investments and
     foreign currency
     transactions
     (Initial Class)              (1,830,709)           (925,528)        (1,837,971)                 --          (5,927,900)
   In excess of net
     investment income
     (Initial Class)                      --                  --                 --                 (21)                 --
   In excess of net
     realized gain on
     investments and
     foreign currency
     transactions
     (Initial Class)                (240,613)           (293,410)                --                  --            (278,390)
                           -----------------  ------------------  -----------------   -----------------  ------------------
     Total distributions
       declared to
       shareholders        $      (2,476,143) $       (1,923,891) $      (1,837,971)  $          (5,866) $       (7,261,561)
                           -----------------  ------------------  -----------------   -----------------  ------------------
Net increase in net
   assets from series
   share transactions      $      18,996,886  $       19,249,960  $      16,736,519   $      20,730,163  $      199,600,970
                           -----------------  ------------------  -----------------   -----------------  ------------------
   Total increase
     (decrease) in net
     assets                $       5,607,968  $          330,740  $     (10,362,772)  $       2,894,309  $      180,499,255
Net Assets--
   At beginning of period         92,961,429          82,944,776         86,822,857          31,907,132         124,220,835
                           -----------------  ------------------  -----------------   -----------------  ------------------
   At end of period        $      98,569,397  $       83,275,516  $      76,460,085   $      34,801,441  $      304,720,090
                           =================  ==================  =================   =================  ==================
Accumulated
   undistributed net
   investment income
   (loss) included in
   net assets
   at end of period        $         598,940  $          193,262  $             (97)  $              --  $        2,796,710
                           =================  ==================  =================   =================  ==================

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                     CAPITAL OPPORTUNITIES SERIES
                                            ---------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                               2002            2001            2000            1999            1998
                                            -----------     -----------     -----------     -----------     -----------
INITIAL CLASS

Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period      $     13.33     $     20.71     $     24.51     $     16.98     $     13.93
                                            -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations#--
  Net investment income (loss)              $      0.03     $      0.01     $        --+++  $        --+++  $      0.05
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (4.08)          (4.66)          (0.96)           7.96            3.66
                                            -----------     -----------     -----------     -----------     -----------
      Total from investment operations      $     (4.05)    $     (4.65)    $     (0.96)    $      7.96     $      3.71
                                            -----------     -----------     -----------     -----------     -----------
Less distributions declared to
  shareholders --
  From net investment income                $     (0.01)    $        --     $        --     $     (0.04)    $     (0.06)
  From net realized gain on investments
    and foreign currency transactions                --           (2.64)          (2.84)          (0.39)          (0.60)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                     --           (0.09)             --              --              --
                                            -----------     -----------     -----------     -----------     -----------
      Total distributions declared to
        shareholders                        $     (0.01)    $     (2.73)    $     (2.84)    $     (0.43)    $     (0.66)
                                            -----------     -----------     -----------     -----------     -----------
Net asset value  end of period              $      9.27     $     13.33     $     20.71     $     24.51     $     16.98
                                            ===========     ===========     ===========     ===========     ===========
Total return@                                    (30.41)%        (24.93)%         (4.88)%         47.65%          26.97%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                       0.82%           0.79%           0.79%           0.84%           0.86%
  Net investment income (loss)                     0.26%           0.05%          (0.01)%          0.02%           0.31%
Portfolio turnover                                   93%            109%            117%            145%            135%
Net assets at end of period (000 Omitted)   $   251,974     $   501,269     $   688,432     $   437,204     $   190,712

                                                    CAPITAL OPPORTUNITIES SERIES
                                              -----------------------------------------
                                                  YEAR ENDED            PERIOD ENDED
                                              DECEMBER 31, 2002       DECEMBER 31, 2001*
                                              -----------------       -----------------
SERVICE CLASS

Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $           13.31       $           13.93
                                              -----------------       -----------------
Income (loss) from investment operations#
  Net investment income (loss)                $            0.01       $           (0.01)
  Net realized and unrealized loss on
    investments and foreign currency                      (4.07)                  (0.61)
                                              -----------------       -----------------
      Total from investment operations        $           (4.06)      $           (0.62)
                                              -----------------       -----------------
Less distributions declared to
  shareholders from net investment income     $           (0.01)      $              --
                                              -----------------       -----------------
Net asset value  end of period                $            9.24       $           13.31
                                              =================       =================
Total return@                                            (30.54)%                 (4.45)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                               1.07%                   1.04%+
  Net investment income (loss)                             0.09%                  (0.24)%+
Portfolio turnover                                           93%                    109%
Net assets at end of period (000 Omitted)     $          10,913       $           6,732

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                             INTERNATIONAL GROWTH SERIES
                                                 ---------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------------------
                                                      2002            2001             2000             1999            1998
                                                 -------------    -------------    -------------    -------------    -------------
INITIAL CLASS

Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $        9.50    $       11.84    $       13.10    $        9.73    $        9.65
                                                 -------------    -------------    -------------    -------------    -------------
Income (loss) from investment operations# --
  Net investment income                          $        0.06    $        0.06    $        0.12             0.06    $        0.08
  Net realized and unrealized gain (loss)
    on investments and foreign currency                  (1.18)           (1.89)           (1.13)            3.36             0.11
                                                 -------------    -------------    -------------    -------------    -------------
      Total from investment operations           $       (1.12)   $       (1.83)   $       (1.01)   $        3.42    $        0.19
                                                 -------------    -------------    -------------    -------------    -------------
Less distributions declared to
  shareholders --
  From net investment income                     $       (0.05)   $       (0.07)   $       (0.04)   $       (0.06)   $       (0.11)
  From net realized gain on investments
    and foreign currency transactions                       --            (0.42)           (0.21)              --               --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                            --            (0.02)              --               --               --
                                                 -------------    -------------    -------------    -------------    -------------
      Total distributions declared to
        shareholders                             $       (0.05)   $       (0.51)   $       (0.25)   $       (0.06)   $       (0.11)
                                                 -------------    -------------    -------------    -------------    -------------
Net asset value -- end of period                 $        8.33    $        9.50    $       11.84    $       13.10    $        9.73
                                                 =============    =============    =============    =============    =============
Total return@                                           (11.88)%         (15.91)%          (7.80)%          35.24%            1.94%
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                              1.23%            1.23%            1.24%            1.23%            1.32%
  Net investment income                                   0.70%            0.58%            0.94%            0.59%            0.86%
Portfolio turnover                                         119%             108%              71%              88%              77%
Net assets at end of period
  (000 Omitted)                                  $      88,537    $     118,286    $     117,486    $      66,907    $      35,681

                                                     INTERNATIONAL GROWTH SERIES
                                              -----------------------------------------
                                                  YEAR ENDED            PERIOD ENDED
                                              DECEMBER 31, 2002       DECEMBER 31, 2001*
                                              -----------------       -----------------
SERVICE CLASS

Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period        $            9.49       $            9.94
                                              -----------------       -----------------
Income (loss) from investment operations#
  Net investment income (loss)                $            0.04       $           (0.02)
  Net realized and unrealized loss on
    investments and foreign currency                      (1.17)                  (0.43)
                                              -----------------       -----------------
      Total from investment operations        $           (1.13)      $           (0.45)
                                              -----------------       -----------------
Less distributions declared to
  shareholders from net investment income     $           (0.05)                $    --
                                              -----------------       -----------------
Net asset value  end of period                $            8.31       $            9.49
                                              =================       =================
Total return@                                            (12.01)%                 (4.53)++
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                               1.48%                   1.49%+
  Net investment income (loss)                             0.46%                  (0.59)%+
Portfolio turnover                                          119%                    108%
Net assets at end of period (000 Omitted)     $          10,449       $           3,107

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                 MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                               ----------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,                          PERIOD ENDED,
                                               ------------------------------------------------------------          DECEMBER 31
                                                  2002           2001                2000           1999                1998*
                                               ----------     ----------          ----------     ----------          ------------
INITIAL CLASS

Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period         $     9.70     $    14.51          $    16.13     $    12.08          $      10.00
                                               ----------     ----------          ----------     ----------          ------------
Income (loss) from investment operations# --
  Net investment income (loss)                 $       --+++  $     0.01          $     0.02     $     0.03          $         --+++
  Net realized and unrealized gain(loss)
    on investments and foreign currency             (2.72)         (3.46)              (0.97)          4.22                  2.08
                                               ----------     ----------          ----------     ----------          ------------
      Total from investment operations         $    (2.72)    $    (3.45)         $    (0.95)    $     4.25          $       2.08
                                               ----------     ----------          ----------     ----------          ------------
Less distributions declared to
  shareholders --
  From net investment income                   $    (0.01)    $    (0.01)         $    (0.01)    $       --          $         --
  From net realized gain on investments
  and foreign currency transactions                    --          (0.15)              (0.66          (0.20)                   --
  In excess of net investment income                   --+++          --                  --             --                    --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --          (1.20)                 --             --                    --
                                               ----------     ----------          ----------     ----------          ------------
      Total distributions declared to
        shareholders                           $    (0.01)    $    (1.36)         $    (0.67)    $    (0.20)                $  --
                                               ----------     ----------          ----------     ----------          ------------
Net asset value -- end of period               $     6.97     $     9.70          $    14.51     $    16.13          $      12.08
                                               ==========     ==========          ==========     ==========          ============
Total return@                                      (28.05)%       (24.91)%             (6.09)%        35.80%                20.70%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                         0.82%          0.82%               0.81%          0.83%                 0.97%+
  Net investment income (loss)                      (0.01)%         0.12%               0.14%          0.25%                   --
Portfolio turnover                                    207%           289%                250%           147%                   66%
Net assets at end of period (000 Omitted)      $  448,235     $  797,118          $  974,508     $  543,930          $     81,237

                                             MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                             -------------------------------------------
                                                  YEAR ENDED             PERIOD ENDED
                                                 DECEMBER 31,            DECEMBER 31,
                                                     2002                   2001**
                                              -----------------       -----------------
SERVICE CLASS

Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period        $            9.70       $            9.89
                                              -----------------       -----------------
Income (loss) from investment operations# --
  Net investment loss                         $           (0.02)      $           (0.01)
  Net realized and unrealized loss on
    investments and foreign currency                      (2.71)                  (0.18)
                                              -----------------       -----------------
      Total from investment operations        $           (2.73)      $           (0.19)
                                              -----------------       -----------------
Less distributions declared to
  shareholders --
  From net investment income                  $           (0.01)                 $   --
  In excess of net investment income                         --+++                   --
                                              -----------------       -----------------
      Total distributions declared to
        shareholders                          $           (0.01)                 $   --
                                              -----------------       -----------------
Net asset value -- end of period              $            6.96       $            9.70
                                              =================       =================
Total return@                                            (28.17)%                 (1.92)%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                               1.07%                   1.07%+
  Net investment loss                                     (0.21)%                 (0.24)%+
Portfolio turnover                                          207%                    289%
Net assets at end of period (000 Omitted)     $          37,109       $          17,312

  * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate acccounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                              MID CAP VALUE SERIES
                                              --------------------
                                                   PERIOD ENDED
                                               DECEMBER 31, 2002*
                                               ------------------
INITIAL CLASS

Per share data (for a share outstanding
  throughout the period):
Net asset value -- beginning of period         $            10.00
                                               ------------------
Income (loss) from investment operations# --
  Net investment income^                       $             0.04
  Net realized and unrealized loss on
    investments and foreign currency                        (2.12)
                                               ------------------
      Total from investment operations         $            (2.08)
                                               ------------------
Net asset value -- end of period               $             7.92
                                               ==================
Total return@                                              (20.80)%++
  Ratios (to average net
    assets)/Supplemental data^:
  Expenses##                                                 1.02%+
  Net investment income                                      0.54%+
Portfolio turnover                                             82%
Net assets at end of period (000 Omitted)      $               18

  ^ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                        $            (0.53)
    Ratios (to average net assets):
    Expenses##                                               8.05%+
    Net investment loss                                     (6.49)%+

                                              MID CAP VALUE SERIES
                                              --------------------
                                                  PERIOD ENDED
                                               DECEMBER 31, 2002*
                                               ------------------
SERVICE CLASS

Per share data (for a share outstanding
  throughout the period):
Net asset value  beginning of period           $            10.00
                                               ------------------
Income (loss) from investment operations# --
  Net investment income^^                      $             0.04
  Net realized and unrealized loss on
    investments and foreign currency                        (2.11)
                                               ------------------
      Total from investment operations         $            (2.07)
                                               ------------------
Net asset value -- end of period               $             7.93
                                               ==================
Total return@                                              (20.70)%++
Ratios (to average
  net assets)/Supplemental data^:
  Expenses##                                                 1.27%+
  Net investment income                                      0.53%+
Portfolio turnover                                             82%
Net assets at end of period (000 Omitted)      $              707

 ^^ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution fees, in excess of 0.25% of average daily net assets.
    To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                        $            (0.50)
    Ratios (to average net assets):
    Expenses##                                               8.30%+
    Net investment loss                                     (6.50)%+

  * For the period from commencement of the series' investment operations, May 1, 2002, through December 31, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate acccounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                  NEW DISCOVERY SERIES
                                               ----------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,                              PERIOD ENDED
                                               ------------------------------------------------------------          DECEMBER 31,
                                                  2002           2001                2000           1999                1998*
                                               ----------     ----------          ----------     ----------          ------------
INITIAL CLASS

Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period         $    14.10     $    15.98          $    16.89     $    10.62          $      10.00
                                               ----------     ----------          ----------     ----------          ------------
Income (loss) from investment operations# --
  Net investment loss                          $    (0.07)    $    (0.07)         $    (0.07)    $    (0.08)         $      (0.03)
  Net realized and unrealized gain (loss)
    on investments and foreign currency             (4.65)         (0.71)               0.15           6.42                  0.65
                                               ----------     ----------          ----------     ----------          ------------
      Total from investment operations         $    (4.72)    $    (0.78)         $     0.08     $     6.34          $       0.62
                                               ----------     ----------          ----------     ----------          ------------
Less distributions declared to shareholders --
  From net realized gain on investments and
    foreign currency transactions                $     --     $    (0.97)         $    (0.99)    $    (0.07)         $         --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --          (0.13)                 --             --                    --
                                               ----------     ----------          ----------     ----------          ------------
      Total distributions declared to
        shareholders                           $       --     $    (1.10)         $    (0.99)    $    (0.07)         $         --
                                               ----------     ----------          ----------     ----------          ------------
Net asset value -- end of period               $     9.38     $    14.10          $    15.98     $    16.89          $      10.62
                                               ==========     ==========          ==========     ==========          ============
Total return@                                      (33.43)%        (5.12)%              0.34%         60.25%                 6.20%++
Ratios (to average net
  assets)/Supplemental data^:
  Expenses##                                         0.98%          0.97%               0.99%          1.06%                 1.28%+
  Net investment loss                               (0.59)%        (0.49)%             (0.43)%        (0.65)%               (0.44)%+
Portfolio turnover                                     97%            64%                 74%           149%                   69%
Net assets, end of period (000 Omitted)        $  177,028     $  277,090          $  233,297     $   65,782          $     13,280

^ The investment adviser voluntarily agreed to maintain the expenses of the New Discovery Series, exclusive of management fee, at not more than 0.35% of average daily net assets, for the period indicated. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                          $       --     $       --          $       --     $       --          $      (0.05)
  Ratios (to average net assets):
  Expenses##                                           --             --                  --             --                  1.60%+
  Net investment loss                                  --             --                  --             --                 (0.76)%+

                                                        NEW DISCOVERY SERIES
                                              -----------------------------------------
                                                  YEAR ENDED            PERIOD ENDED
                                                 DECEMBER 31,           DECEMBER 31,
                                                    2002                   2001**
                                              -----------------       -----------------
SERVICE CLASS

Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period        $           14.08       $           13.55
                                              -----------------       -----------------
Income (loss) from investment operations# --
  Net investment loss                         $           (0.08)      $           (0.04)
  Net realized and unrealized gain (loss)
    on investments and foreign currency                   (4.66)                   0.57
                                              -----------------       -----------------
      Total from investment operations        $           (4.74)      $            0.53
                                              -----------------       -----------------
Net asset value -- end of period              $            9.34       $           14.08
                                              =================       =================
Total return@                                            (33.66)%                  3.91%++
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                                               1.23%                   1.22%+
  Net investment loss                                     (0.78)%                 (0.90)%+
Portfolio turnover                                           97%                     64%
Net assets, end of period (000 Omitted)       $          34,691       $          10,085

  * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                        See notes to financial statements

                                                                        RESEARCH GROWTH AND INCOME SERIES
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2002           2001           2000           1999           1998
                                                     ----------     ----------     ----------     ----------     ----------
INITIAL CLASS

Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    12.70     $    14.62     $    14.44     $    13.39     $    11.02
                                                     ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations#--
  Net investment income                              $     0.08     $     0.09     $     0.07     $     0.09     $     0.12
  Net realized and unrealized gain (loss) on
      investments and foreign currency                    (2.78)         (1.67)          0.37           1.01           2.31
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations               $    (2.70)    $    (1.58)    $     0.44     $     1.10     $     2.43
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders--
  From net investment income                         $    (0.08)    $    (0.06)    $    (0.07)    $    (0.05)    $    (0.01)
  From net realized gain on investments and
      foreign currency transactions                          --          (0.25)         (0.19)            --          (0.05)
  In excess of net realized gain on investments
      and foreign currency transactions                      --          (0.03)            --             --             --
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders   $    (0.08)    $    (0.34)    $    (0.26)    $    (0.05)    $    (0.06)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $     9.92     $    12.70     $    14.62     $    14.44     $    13.39
                                                     ==========     ==========     ==========     ==========     ==========
Total return++                                           (21.40)%       (10.91)%         3.09%          8.21%         22.13%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.86%          0.87%          0.88%          0.86%          0.95%
  Net investment income                                    0.67%          0.66%          0.50%          0.63%          0.96%
Portfolio turnover                                           96%            84%            75%            73%           122%
Net assets at end of period (000 Omitted)            $   64,126     $   95,414     $   92,961     $   79,092     $   39,152

                                                     RESEARCH GROWTH AND INCOME SERIES
                                                     ---------------------------------
                                                       YEAR ENDED        PERIOD ENDED
                                                      DECEMBER 31,       DECEMBER 31,
                                                          2002               2001*
                                                     --------------     --------------
SERVICE CLASS

Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $        12.69     $        12.79
                                                     --------------     --------------
Income (loss) from investment operations#--
  Net investment income                              $         0.05     $         0.01
  Net realized and unrealized loss on
      investments and foreign currency                        (2.78)             (0.11)++++
                                                     --------------     --------------
      Total from investment operations               $        (2.73)    $        (0.10)
                                                     --------------     --------------
Less distributions declared to shareholders
  from net investment income                         $        (0.07)    $           --
                                                     --------------     --------------
Net asset value -- end of period                     $         9.89     $        12.69
                                                     ==============     ==============
Total return@                                                (21.59)%            (0.79)%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                                   1.11%              1.12%+
  Net investment income                                        0.49%              0.19%+
Portfolio turnover                                               96%                84%
Net assets at end of period (000 Omitted)            $        6,428     $        3,155

   * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
++++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of series shares, and the amount of per share realized and unrealized gains and losses at such time.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
   @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                         RESEARCH INTERNATIONAL SERIES
                                                     -----------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,                    PERIOD ENDED
                                                     -------------------------------------------------------    DECEMBER 31,
                                                        2002           2001           2000           1999           1998*
                                                     ----------     ----------     ----------     ----------    ------------
INITIAL CLASS

Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    10.22     $    12.70     $    14.59     $     9.42     $    10.00
                                                     ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations #--
  Net investment income^                             $     0.06     $     0.04     $     0.19     $     0.03     $       --+++
  Net realized and unrealized gain (loss)
    on investments and foreign currency                   (1.23)         (2.27)         (1.30)          5.14          (0.58)
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations               $    (1.17)    $    (2.23)    $    (1.11)    $     5.17     $    (0.58)
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions declared to
  shareholders--
  From net investment income                         $    (0.02)    $    (0.09)    $       --+++  $       --+++  $       --
  From net realized gain on investments
      and foreign currency transactions                      --          (0.12)         (0.78)            --             --
  In excess of net realized gain on
      investments and foreign currency
      transactions                                           --          (0.04)            --             --             --
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions declared to
        shareholders                                 $    (0.02)    $    (0.25)    $    (0.78)    $       --+++  $       --
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $     9.03     $    10.22     $    12.70     $    14.59     $     9.42
                                                     ==========     ==========     ==========     ==========     ==========
Total return@                                            (11.44)%       (17.76)%        (7.95)%        54.94%         (5.80)%++
Ratios (to average net assets)/
  Supplemental data^:
  Expenses##                                               1.26%          1.26%          1.28%          1.50%          1.55%+
  Net investment income                                    0.61%          0.36%          1.43%          0.28%          0.07%+
Portfolio turnover                                          136%           145%           110%           164%            59%
Net assets at end of period (000 Omitted)            $   62,555     $   80,738     $   82,945     $   30,150     $    3,519

   ^ The investment adviser agreed to maintain the expenses of the Research
     International Series at not more than 1.50% of average net assets for the period indicated. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

     Net investment loss                             $       --     $       --     $       --     $       --     $    (0.13)
     Ratios (to average net assets):
     Expenses##                                              --             --             --             --           3.86%+
     Net investment loss                                     --             --             --             --          (2.24)%+

                                                       RESEARCH INTERNATIONAL SERIES
                                                     ---------------------------------
                                                       YEAR ENDED        PERIOD ENDED
                                                      DECEMBER 31,       DECEMBER 31,
                                                          2002              2001**
                                                     --------------     --------------
SERVICE CLASS

Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $        10.21     $        10.81
                                                     --------------     --------------
Income (loss) from investment operations#--
  Net investment income (loss)                       $         0.03     $        (0.03)
  Net realized and unrealized loss on
      investments and foreign currency                        (1.22)             (0.57)
                                                     --------------     --------------
      Total from investment operations               $        (1.19)    $        (0.60)
                                                     --------------     --------------
Less distributions declared to shareholders
  from net investment income                         $        (0.02)        $       --
                                                     --------------     --------------
Net asset value -- end of period                     $         9.00     $        10.21
                                                     ==============     ==============
Total return@                                                (11.66)%            (5.55)%++
Ratios (to average net assets)/Supplemental
  data:
  Expenses##                                                   1.51%              1.51%+
  Net investment income (loss)                                 0.35%             (0.81)%+
Portfolio turnover                                              136%               145%
Net assets at end of period (000 Omitted)            $        5,783     $        2,537

   * For the period from the commencement of the series' investment operations, May 5, 1998, through December 31, 1998.
  ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
   @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                     STRATEGIC GROWTH SERIES
                                                     --------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                     ----------------------------------------    DECEMBER 31,
                                                        2002           2001           2000           1999*
                                                     ----------     ----------     ----------    ------------
INITIAL CLASS

Per share data (for a share outstanding
  throughout each period):
Net asset value-- beginning of period                $     8.05     $    10.91     $    12.13     $    10.00
                                                     ----------     ----------     ----------     ----------
Income (loss) from investment operations# --
  Net investment income (loss)^                      $    (0.01)    $    (0.01)    $    (0.01)    $     0.06
  Net realized and unrealized gain (loss)
      on investments and foreign currency                 (2.41)         (2.65)         (1.20)          1.61
                                                     ----------     ----------     ----------     ----------
      Total from investment operations               $    (2.42)    $    (2.66)    $    (1.21)    $     1.67
                                                     ----------     ----------     ----------     ----------
Less distributions declared to shareholders --
  From net investment income                         $       --     $       --     $    (0.01)    $       --
  From net realized gain on investments and
      foreign currency transactions                          --          (0.20)         (0.00)+++         --
                                                     ----------     ----------     ----------     ----------
      Total distributions declared to
        shareholders                                 $       --     $    (0.20)    $    (0.01)    $       --
                                                     ----------     ----------     ----------     ----------
      Capital contribution by investment
        adviser                                      $       --     $       --     $       --     $     0.46
                                                     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $     5.63     $     8.05     $    10.91     $    12.13
                                                     ==========     ==========     ==========     ==========
Total return++                                           (30.06)%       (24.65)%        (9.99)%        21.30%++**
Ratios (to average net assets)/Supplemental
  data^:
  Expenses##                                               0.88%          0.86%          0.94%          1.00%+
  Net investment income (loss)                            (0.18)%        (0.11)%        (0.06)%         2.61%+
Portfolio turnover                                           98%           123%            86%             4%
Net assets at end of period (000 Omitted)            $   38,486     $   74,471     $   86,823     $    9,158

   ^ The investment adviser agreed to maintain the expenses of the Strategic
     Growth Series, exclusive of management fee, at not more than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss and the ratios would have been:

     Net investment loss                             $       --     $       --     $       --     $    (0.01)
     Ratios (to average net assets):
     Expenses##                                              --             --             --           4.01%+
     Net investment loss                                     --             --             --          (0.40)%+

                                                          STRATEGIC GROWTH SERIES
                                                     ---------------------------------
                                                       YEAR ENDED        PERIOD ENDED
                                                      DECEMBER 31,       DECEMBER 31,
                                                          2002             2001***
                                                     --------------     --------------
SERVICE CLASS

Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $         8.05     $         8.21
                                                     --------------     --------------
Income (loss) from investment operations# --
  Net investment loss                                $        (0.02)    $        (0.01)
  Net realized and unrealized loss on investments
      and foreign currency                                    (2.41)             (0.15)++++
                                                     --------------     --------------
      Total from investment operations               $        (2.43)    $        (0.16)
                                                     --------------     --------------
Net asset value -- end of period                     $         5.62     $         8.05
                                                     ==============     ==============
Total return++                                               (30.19)%            (1.95)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                   1.13%              1.11%+
  Net investment loss                                         (0.38)%            (0.27)%+
Portfolio turnover                                               98%               123%
Net assets at end of period (000 Omitted)            $        4,997     $        1,989

   * For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 1999.
  ** The investment adviser voluntarily agreed to make a capital contribution of $126,028 to the Strategic Growth Series in order to equate the series' total return for the period to that of another MFS fund with the same portfolio manager and investment objective. To the extent the investment adviser had not made this capital contribution, the total return of the series would have been 10.16%.
 *** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized
  ++ Not Annualized
 +++ Per share amount was less than $0.01.
++++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of series shares, and the amount of per share realized and unrealized gains and losses at such time.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from certain expense offset arrangements .
   @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                        STRATEGIC VALUE SERIES
                                                        ----------------------
                                                             PERIOD ENDED
                                                             DECEMBER 31,
                                                                2002*
                                                             ------------
INITIAL CLASS

Per share data (for a share outstanding throughout
  the period):
Net asset value -- beginning of period                       $      10.00
                                                             ------------
Income (loss) from investment operations#--
  Net investment incomess                                    $       0.07
  Net realized and unrealized loss on investments and
      foreign currency                                              (2.17)
                                                             ------------
      Total from investment operations                       $      (2.10)
                                                             ------------
Net asset value -- end of period                             $       7.90
                                                             ============
Total return@                                                      (21.00)%++
Ratios (to average net assets)/Supplemental data^:
  Expenses##                                                         1.01%+
  Net investment income                                              0.89%+
Portfolio turnover                                                     53%
Net assets at end of period (000 Omitted)                    $          6

   ^ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

     Net investment loss                                     $      (0.35)
      Ratios (to average net assets):
     Expenses##                                                      6.20%+
     Net investment loss                                            (4.30)%+

                                                        STRATEGIC VALUE SERIES
                                                        ----------------------
                                                             PERIOD ENDED
                                                             DECEMBER 31,
                                                                 2002*
                                                             ------------
SERVICE CLASS

Per share data (for a share outstanding throughout
  the period):
Net asset value -- beginning of period                       $      10.00
                                                             ------------
Income (loss) from investment operations#--
  Net investment income^^                                    $       0.06
  Net realized and unrealized loss on investments and
      foreign currency                                              (2.16)
                                                             ------------
      Total from investment operations                       $      (2.10)
                                                             ------------
Net asset value -- end of period                             $       7.90
                                                             ============
Total return@                                                      (21.00)%++
Ratios (to average net assets)/Supplemental
  data^^:
  Expenses##                                                         1.26%+
  Net investment income                                              0.81%+
Portfolio turnover                                                     53%
Net assets at end of period (000 Omitted)                    $      1,072

  ^^ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

     Net investment loss                                     $      (0.33)
      Ratios (to average net assets):
     Expenses##                                                      6.45%+
     Net investment loss                                            (4.38)%+

   * For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from certain expense offset arrangements.
   @ The total return information shown above does not reflect expenses that apply to the separate accounts established by SunLife of Canada (U.S.) and SunLife (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                   TECHNOLOGY SERIES
                                                     ----------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                                     -------------------------          PERIOD ENDED
                                                        2002           2001          DECEMBER 31, 2000*
                                                     ----------     ----------      --------------------
INITIAL CLASS

Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     5.22     $     8.52           $    10.00
                                                     ----------     ----------           ----------
Income (loss) from investment operations# --
  Net investment income (loss)^                      $    (0.02)    $    (0.02)          $     0.01
  Net realized and unrealized loss on investments
      and foreign currency                                (2.38)         (3.28)               (1.49)
                                                     ----------     ----------           ----------
      Total from investment operations               $    (2.40)    $    (3.30)          $    (1.48)
                                                     ----------     ----------           ----------
Less distributions declared to shareholders--
  From net investment income                         $       --     $       --+++        $       --
  In excess of net investment income                         --             --+++                --
                                                     ----------     ----------           ----------
      Total distributions declared to shareholders   $       --     $       --+++        $       --
                                                     ----------     ----------           ----------
Net asset value -- end of period                     $     2.82     $     5.22           $     8.52
                                                     ==========     ==========           ==========
Total return@                                            (45.98)%       (38.87)%             (14.60)%++
Ratios (to average net assets)/Supplemental
  data^:
  Expenses##                                               0.91%          0.90%                1.02%+
  Net investment income (loss)                            (0.61)%        (0.39)%               0.09%+
Portfolio turnover                                          210%           310%                 271%
Net assets at end of period (000 Omitted)            $   14,020     $   33,855           $   31,907

   ^ The investment adviser agreed to maintain the expenses of the Technology
     Series, exclusive of management fees, at not more than 0.25% of average daily net assets for the period indicated. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:

     Net investment loss                                                                 $       --+++
      Ratios (to average net assets):
     Expenses##                                                                                1.16%+
     Net investment loss                                                                      (0.05)%+

                                                               TECHNOLOGY SERIES
                                                     ----------------------------------------
                                                         YEAR ENDED          PERIOD ENDED
                                                     DECEMBER 31, 2002    DECEMBER 31, 2001**
                                                     -----------------    -------------------
SERVICE CLASS

Per share data (for a share outstanding throughout
      each period):
Net asset value -- beginning of period                 $         5.22       $         5.32
                                                       --------------       --------------
Income (loss) from investment operations#
  Net investment loss                                  $        (0.03)      $        (0.02)
  Net realized and unrealized loss on investments
      and foreign currency                                      (2.39)               (0.08)
                                                       --------------       --------------
      Total from investment operations                 $        (2.42)      $        (0.10)
                                                       --------------       --------------
Net asset value -- end of period                       $         2.80       $         5.22
                                                       ==============       ==============
Total return@                                                  (46.36)%              (1.88)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                     1.16%                1.15%+
  Net investment loss                                           (0.85)%              (0.90)%+
Portfolio turnover                                                210%                 310%
Net assets at end of period (000 Omitted)              $        1,509       $          947

   * For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2000.
  ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

   @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                            VALUE SERIES
                                                     -----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,                       PERIOD ENDED
                                                     -----------------------------------------------------------     DECEMBER 31
                                                         2002            2001            2000            1999           1998*
                                                     -----------     -----------     -----------     -----------     ------------
INITIAL CLASS

Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     12.88     $     14.45     $     11.21     $     10.50     $      10.00
                                                     -----------     -----------     -----------     -----------     ------------
Income (loss) from investment operations#
  Net investment income^                             $      0.19     $      0.17     $      0.20     $      0.20     $       0.14
  Net realized and unrealized gain (loss) on
      investments and foreign currency                     (1.93)          (0.55)           3.16            0.54             0.36
                                                     -----------     -----------     -----------     -----------     ------------
      Total from investment operations               $     (1.74)    $     (0.38)    $      3.36     $      0.74     $       0.50
                                                     -----------     -----------     -----------     -----------     ------------
Less distributions declared to shareholders
  From net investment income                         $     (0.09)    $     (0.75)    $     (0.07)    $     (0.03)    $         --
  From net realized gain on investments and
      foreign currency transactions                           --           (0.42)          (0.05)             --               --
  In excess of net realized gain on investments
      and foreign currency transactions                       --           (0.02)             --              --               --
                                                     -----------     -----------     -----------     -----------     ------------
      Total distributions declared to shareholders   $     (0.09)    $     (1.19)    $     (0.12)    $     (0.03)    $         --
                                                     -----------     -----------     -----------     -----------     ------------
Net asset value -- end of period                     $     11.05     $     12.88     $     14.45     $     11.21     $      10.50
                                                     ===========     ===========     ===========     ===========     ============
Total return@                                             (13.58)%         (7.46)%         30.25%           7.05%            5.00%++
Ratios (to average net assets)/Supplemental data^:
  Expenses##                                                0.83%           0.85%           0.87%           1.01%            1.03%+
  Net investment income                                     1.57%           1.31%           1.66%           1.81%            2.16%+
Portfolio turnover                                            51%             63%             85%             76%             101%
Net assets at end of period (000 Omitted)            $   266,892     $   288,239     $   124,221     $    41,172     $      8,493

   ^ The investment adviser agreed to maintain the expenses of the Value Series, exclusive of management fee, at not more than 0.25% of average daily net assets for the period indicated. To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:

   Net investment income                             $        --     $        --     $        --     $        --     $       0.11
   Ratios (to average net assets):
   Expenses##                                                 --              --              --              --             1.51%+
   Net investment income                                      --              --              --              --             1.68%+

                                                                  VALUE SERIES
                                                     --------------------------------------
                                                         YEAR ENDED          PERIOD ENDED
                                                     DECEMBER 31, 2002   DECEMBER 31, 2001**
                                                     -----------------   ------------------
SERVICE CLASS

Per share data (for a share outstanding throughout
   each period):
Net asset value -- beginning of period                 $        12.86       $        13.12
                                                       --------------       --------------
Income (loss) from investment operations#
  Net investment income                                $         0.17       $         0.05
  Net realized and unrealized loss on investments
      and foreign currency                                      (1.93)               (0.31)
                                                       --------------       --------------
      Total from investment operations                 $        (1.76)      $        (0.26)
                                                       --------------       --------------
Less distributions declared to shareholders from
  net investment income                                $        (0.09)      $           --
                                                       --------------       --------------
Net asset value -- end of period                       $        11.01       $        12.86
                                                       ==============       ==============
Total return@                                                  (13.77)%              (1.98)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                     1.08%                1.11%+
  Net investment income                                          1.41%                1.00%+
Portfolio turnover                                                 51%                  63%
Net assets at end of period (000 Omitted)              $       46,646       $       16,481

   * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
  ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
   @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these changes would reduce the total return figures for all of the periods shown.

                        See notes to financial statements

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirty-one separate series (the series) of shares: Bond Series, Capital Appreciation Series, Capital Opportunities Series*, Emerging Growth Series, Emerging Markets Equity Series, Global Asset Allocation Series, Global Governments Series, Global Growth Series, Global Telecommunications Series, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series*, International Value Series, Managed Sectors Series, Massachusetts Investors Growth Stock Series*, Massachusetts Investors Trust Series, Mid Cap Growth Series, Mid Cap Value Series*, Money Market Series, New Discovery Series*, Research Series, Research Growth and Income Series*, Research International Series*, Strategic Growth Series*, Strategic Income Series, Strategic Value Series*, Technology Series*, Total Return Series, Utilities Series, and Value Series*. All of these series are diversified except for the Global Governments Series, Global Telecommunications Series, High Yield Series, Managed Sectors Series, Strategic Income Series and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The Strategic Value Series was known as the Global Health Sciences Series until its name was changed on April 30, 2002. The Mid Cap Value Series was known as the International New Discovery Series until its name was changed on April 30, 2002. The International Value Series was known as the International Investors Trust Series until its name was changed on October 15, 2002. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations -- Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the discretion of the Trustees.

Repurchase Agreements -- Certain series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Each series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. Each series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. Certain series of the Trust, along with other affiliated entities of the Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans -- State Street Bank and Trust Company (State Street) and J.P. Morgan Chase Bank (Chase), as lending agents, may loan the securities of the series to certain qualified institutions (the Borrowers) approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower and is allocated between the series and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2002, the value of securities loaned and the collateral on these loans were as follows:

                                                                                     MASSACHUSETTS
                                                                                       INVESTORS
                                                        CAPITAL      INTERNATIONAL      GROWTH
                                                     OPPORTUNITIES      GROWTH           STOCK
                                                        SERIES          SERIES          SERIES
     ---------------------------------------------------------------------------------------------
     Value of securities loaned                      $   9,144,736   $   4,655,184   $   8,250,316
     Collateralized by:
       U.S. Treasury securities                                 --              --              --
       Cash                                              9,580,859       4,897,845       8,587,220

                                                                       RESEARCH
                                                          NEW           GROWTH         RESEARCH
                                                       DISCOVERY      AND INCOME     INTERNATIONAL
                                                        SERIES          SERIES          SERIES
     ---------------------------------------------------------------------------------------------
     Value of securities loaned                      $  33,944,385   $     603,744   $   3,779,196
     Collateralized by:
       U.S. Treasury securities                             76,676              --              --
       Cash                                             35,808,789         634,885       3,973,572

                                                       STRATEGIC
                                                        GROWTH        TECHNOLOGY         VALUE
                                                        SERIES          SERIES          SERIES
     ---------------------------------------------------------------------------------------------
     Value of securities loaned                      $   3,243,112   $   1,970,166   $   8,495,187
     Collateralized by:
       U.S. Treasury securities                                 --              --              --
       Cash                                              3,368,610       2,063,588       8,785,154

                                                                 CAPITAL OPPORTUNITIES SERIES
                                                               ---------------------------------
                                                                                IDENTIFIED COST
ISSUER                                                            SHARES           AND VALUE
------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                     9,580,859     $       9,580,859

                                                                  INTERNATIONAL GROWTH SERIES
                                                               ---------------------------------
                                                                                IDENTIFIED COST
ISSUER                                                            SHARES           AND VALUE
------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                     4,897,845     $       4,897,845

                                                                    MASSACHUSETTS INVESTORS
                                                                      GROWTH STOCK SERIES
                                                               ---------------------------------
                                                                                IDENTIFIED COST
ISSUER                                                            SHARES           AND VALUE
------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                     8,587,220     $       8,587,220

                                                                      NEW DISCOVERY SERIES
                                                               ---------------------------------
                                                                                IDENTIFIED COST
ISSUER                                                            SHARES           AND VALUE
------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                    35,808,789     $      35,808,789

                                                               RESEARCH GROWTH AND INCOME SERIES
                                                               ---------------------------------
                                                                                IDENTIFIED COST
ISSUER                                                            SHARES           AND VALUE
------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                       634,885     $         634,885

                                                                 RESEARCH INTERNATIONAL SERIES
                                                               ---------------------------------
                                                                                IDENTIFIED COST
ISSUER                                                            SHARES           AND VALUE
------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                     3,973,572     $       3,973,572

                                                                    STRATEGIC GROWTH SERIES
                                                               ---------------------------------
                                                                                IDENTIFIED COST
ISSUER                                                            SHARES           AND VALUE
------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                     3,368,610     $       3,368,610

                                                                       TECHNOLOGY SERIES
                                                               ---------------------------------
                                                                                IDENTIFIED COST
ISSUER                                                            SHARES           AND VALUE
------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                     2,063,588     $       2,063,588

                                                                         VALUE SERIES
                                                               ---------------------------------
                                                                                IDENTIFIED COST
ISSUER                                                            SHARES           AND VALUE
------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                     8,785,154     $       8,785,154

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Fees Paid Indirectly -- Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced under this agreement as noted below. These amounts are shown as a reduction of total expenses on the Statements of Operations.

                                                    CAPITAL         INTERNATIONAL      MASSACHUSETTS         MID CAP
                                                 OPPORTUNITIES          GROWTH        INVESTORS GROWTH        VALUE
                                                     SERIES             SERIES          STOCK SERIES          SERIES
     --------------------------------------------------------------------------------------------------------------------
     Balance credits                            $            421   $             629  $          1,344   $             70
     Directed brokerage credits                           14,519               5,305            58,673                 --
                                                ----------------   -----------------  ----------------   ----------------
     Total                                      $         14,940   $           5,934  $         60,017   $             70
                                                ----------------   -----------------  ----------------   ----------------

                                                      NEW              RESEARCH           RESEARCH          STRATEGIC
                                                   DISCOVERY       GROWTH AND INCOME   INTERNATIONAL          GROWTH
                                                     SERIES             SERIES             SERIES             SERIES
     --------------------------------------------------------------------------------------------------------------------
     Balance credits                            $            100   $             620  $             28   $             --
     Directed brokerage credits                            2,125               1,602             4,905              1,132
                                                ----------------   -----------------  ----------------   ----------------
     Total                                      $          2,225   $           2,222  $          4,933   $          1,132
                                                ----------------   -----------------  ----------------   ----------------

                                                                      STRATEGIC
                                                                        VALUE            TECHNOLOGY            VALUE
                                                                        SERIES             SERIES             SERIES
     --------------------------------------------------------------------------------------------------------------------
     Balance credits                                               $              62  $             43   $            133
     Directed brokerage credits                                                   --                --              8,509
                                                                   -----------------  ----------------   ----------------
     Total                                                         $              62  $             43   $          8,642
                                                                   -----------------  ----------------   ----------------

Tax Matters and Distributions -- Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, real estate investment trusts, defaulted bonds, capital losses and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                                                                                   MASSACHUSETTS INVESTORS
                                 CAPITAL OPPORTUNITIES SERIES     INTERNATIONAL GROWTH SERIES        GROWTH STOCK SERIES
                                 -----------------------------   -----------------------------   -----------------------------
                                         DECEMBER 31,                    DECEMBER 31,                    DECEMBER 31,
                                 -----------------------------   -----------------------------   -----------------------------
                                     2002            2001            2002            2001            2002            2001
------------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                $     316,427   $  51,746,366   $     637,087   $   1,547,037   $     926,984   $  97,210,726
Long-term capital gain                      --      42,160,088              --       4,102,872              --       2,407,215
                                 -------------   -------------   -------------   -------------   -------------   -------------
Total distributions declared     $     316,427   $  93,906,454   $     637,087   $   5,649,909   $     926,984   $  99,617,941
                                 =============   =============   =============   =============   =============   =============

                                    NEW DISCOVERY SERIES     RESEARCH GROWTH AND INCOME SERIES   RESEARCH INTERNATIONAL SERIES
                                 -------------------------   ---------------------------------   -----------------------------
                                       DECEMBER 31,                     DECEMBER 31,                       DECEMBER 31,
                                 -------------------------   ---------------------------------   -----------------------------
                                    2002         2001             2002               2001             2002            2001
------------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                $       --  $  15,638,587   $       599,444     $     405,347   $      200,297  $   1,835,992
Long-term capital gain                   --      3,061,718                --         2,070,796               --         87,899
                                 ----------  -------------   ---------------     -------------   --------------  -------------
Total distributions declared     $       --  $  18,700,305   $       599,444     $   2,476,143   $      200,297  $   1,923,891
                                 ==========  =============   ===============     =============   ==============  =============

                                    STRATEGIC GROWTH SERIES           TECHNOLOGY SERIES                  VALUE SERIES
                                 -----------------------------   -----------------------------   -----------------------------
                                         DECEMBER 31,                    DECEMBER 31,                    DECEMBER 31,
                                 -----------------------------   -----------------------------   -----------------------------
                                     2002            2001            2002            2001            2002            2001
------------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                $          --   $   1,835,913   $          --   $       5,866   $   2,727,162   $   4,899,364
Long-term capital gain                      --           2,058              --              --              --       2,362,197
                                 -------------   -------------   -------------   -------------   -------------   -------------
Total distributions declared     $          --   $   1,837,971   $          --   $       5,866   $   2,727,162   $   7,261,561
                                 =============   =============   =============   =============   =============   =============

For the year ended December 31, 2002, New Discovery Series, Strategic Growth Series, and Technology Series paid no distributions. For the period from their commencement of operations on May 1, 2002, through December 31, 2002, Mid Cap Value Series and Strategic Value Series paid no distributions.

During the year ended December 31, 2002, the following amounts were reclassified due to the difference between book and tax accounting for currency transactions and net operating losses. These changes had no effect on the net assets or net asset value per share.

                                                                                             MASSACHUSETTS
                                                                CAPITAL      INTERNATIONAL     INVESTORS        MID CAP
                                                             OPPORTUNITIES      GROWTH       GROWTH STOCK        VALUE
INCREASE (DECREASE):                                            SERIES          SERIES          SERIES          SERIES
---------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                              $         108   $          --   $    (115,871)   $          --
Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                     39,486          59,421          (4,645)              12
Accumulated undistributed net investment income (loss)             (39,594)        (59,421)        120,516              (12)

                                                                               RESEARCH
                                                                  NEW           GROWTH         RESEARCH         STRATEGIC
                                                               DISCOVERY          AND        INTERNATIONAL       GROWTH
INCREASE (DECREASE):                                            SERIES       INCOME SERIES      SERIES           SERIES
---------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                              $  (1,481,069)  $          --   $          --    $    (108,853)
Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                      2,122            (873)         55,519              383
Accumulated undistributed net investment income (loss)           1,478,947             873         (55,519)         108,470

                                                               STRATEGIC
                                                                 VALUE         TECHNOLOGY         VALUE
INCREASE (DECREASE):                                            SERIES           SERIES          SERIES
-----------------------------------------------------------------------------------------------------------
Paid-in capital                                              $        --     $    (144,416)  $     (14,569)
Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                       15               815          84,593
Accumulated undistributed net investment income (loss)               (15)          143,601         (70,024)

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                             MASSACHUSETTS
                                                                CAPITAL      INTERNATIONAL     INVESTORS         MID CAP
                                                             OPPORTUNITIES      GROWTH       GROWTH STOCK         VALUE
                                                                SERIES          SERIES          SERIES           SERIES
---------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                                $     896,693   $     707,195   $          --    $       1,573
Capital loss carryforward                                     (344,463,622)    (29,436,833)   (488,968,412)         (19,238)
Unrealized loss                                                (35,950,423)     (4,665,065)    (77,102,680)         (28,386)
Other temporary differences                                             --         (10,017)             --               --

                                                                  NEW          RESEARCH        RESEARCH         STRATEGIC
                                                               DISCOVERY      GROWTH AND     INTERNATIONAL       GROWTH
                                                                SERIES       INCOME SERIES      SERIES           SERIES
---------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                                $          --   $     561,721   $     405,903    $          --
Capital loss carryforward                                     (107,028,271)    (19,619,014)    (25,231,635)     (51,293,014)
Unrealized gain (loss)                                         (17,077,635)     (6,601,485)     (3,566,204)      (9,911,572)
Other temporary differences                                             --              --          (8,995)              --

                                                               STRATEGIC
                                                                 VALUE        TECHNOLOGY         VALUE
                                                                 SERIES         SERIES          SERIES
----------------------------------------------------------------------------------------------------------
Undistributed ordinary income                                $       3,446   $          --   $   5,150,618
Capital loss carryforward                                          (22,922)    (38,581,087)    (24,655,067)
Unrealized loss                                                    (51,129)     (2,586,361)    (34,441,018)
Other temporary differences                                             --              --              --

At December 31, 2002, for federal income tax purposes, the following series had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                CAPITAL        INTERNATIONAL     MASSACHUSETTS
                             OPPORTUNITIES        GROWTH        INVESTORS GROWTH       MID CAP
EXPIRATION DATE                  SERIES           SERIES          STOCK SERIES      VALUE SERIES
------------------------------------------------------------------------------------------------
December 31, 2009           $ (198,103,070)   $  (16,675,334)   $ (313,460,463)   $           --
December 31, 2010             (146,360,552)      (12,761,499)     (175,507,949)          (19,238)
                            --------------    --------------    --------------    --------------
Total                       $ (344,463,622)   $  (29,436,833)   $ (488,968,412)   $      (19,238)
                            ==============    ==============    ==============    ==============

                                 NEW          RESEARCH GROWTH      RESEARCH          STRATEGIC
                              DISCOVERY         AND INCOME       INTERNATIONAL        GROWTH
EXPIRATION DATE                 SERIES            SERIES            SERIES            SERIES
------------------------------------------------------------------------------------------------
December 31, 2009           $  (36,357,737)   $   (5,795,760)   $  (16,088,195)   $  (33,666,533)
December 31, 2010              (70,670,534)      (13,823,254)       (9,143,440)      (17,626,481)
                            --------------    --------------    --------------    --------------
Total                       $ (107,028,271)   $  (19,619,014)   $  (25,231,635)   $  (51,293,014)
                            ==============    ==============    ==============    ==============

                              STRATEGIC
                                VALUE           TECHNOLOGY          VALUE
EXPIRATION DATE                 SERIES            SERIES            SERIES
------------------------------------------------------------------------------
December 31, 2008           $           --    $   (1,559,010)   $           --
December 31, 2009                       --       (20,739,634)       (4,533,168)
December 31, 2010                  (22,922)      (16,282,443)      (20,121,899)
                            --------------    --------------    --------------
Total                       $      (22,922)   $  (38,581,087)   $  (24,655,067)
                            ==============    ==============    ==============

Multiple Classes of Shares of Beneficial Interest -- Each series of the Trust offers multiple classes of shares which differ in their respective distribution fees. All shareholders bear common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

Investment Adviser -- Each series has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for other expenses in excess of the expense limitation indicated below, based on average net assets of each series. Management fees and expense limitations are as follows:

                                                            MANAGEMENT     EXPENSE
                                                                FEE      LIMITATION
          --------------------------------------------------------------------------
          Capital Opportunities Series                          0.75%*       N/A
          International Growth Series                          0.975%*       N/A
          Massachusetts Investors Growth Stock Series           0.75%*       N/A
          Mid Cap Value Series                                  0.75%       0.25%**
          New Discovery Series                                  0.90%        N/A
          Research Growth and Income Series                     0.75%        N/A
          Research International Series                         1.00%        N/A
          Strategic Growth Series                               0.75%        N/A
          Strategic Value Series                                0.75%       0.25%**
          Technology Series                                     0.75%        N/A
          Value Series                                          0.75%        N/A

* The management fee for the Capital Opportunities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The management fee for the International Growth Series is 0.975% of the first $500 million of average net assets and 0.925% of the average net assets in excess of $500 million. The investment adviser has voluntarily agreed to reduce the management fee of the Massachusetts Investors Growth Stock Series to 0.70% of average net assets in excess of $1 billion. This voluntary reduction in the management fee may be rescinded by MFS only with the approval of the series' Board of Trustees.

** The investment adviser has voluntarily agreed to pay the operating expenses of the Mid Cap Value Series and Strategic Value Series exclusive of management and distribution fees such that each series' other expenses do not exceed 0.25% of its average daily net assets.

Each series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator -- Each series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

          First $2 billion                  0.0175%
          Next $2.5 billion                 0.0130%
          Next $2.5 billion                 0.0005%
          In excess of $7 billion           0.0000%

Distributor -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that each series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover marketing and other fees to support the sale and distribution of Service Class shares. Fees incurred under the distribution plan during the year ended December 31, 2002 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                                    MASSACHUSETTS
                                                   CAPITAL        INTERNATIONAL       INVESTORS          MID CAP
                                                OPPORTUNITIES        GROWTH         GROWTH STOCK          VALUE
                                                   SERIES            SERIES             SERIES            SERIES
--------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)   $   337,614,241   $   129,627,001   $ 1,292,286,247   $     1,128,343
                                               ===============   ===============   ===============   ===============
Sales
Investments (non-U.S. government securities)   $   421,842,310   $   135,513,856   $ 1,405,249,907   $       360,465
                                               ===============   ===============   ===============   ===============

                                                     NEW            RESEARCH          RESEARCH          STRATEGIC
                                                  DISCOVERY        GROWTH AND       INTERNATIONAL        GROWTH
                                                    SERIES        INCOME SERIES        SERIES            SERIES
--------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)   $   239,877,280   $    78,471,623   $   102,267,766   $    54,276,019
                                               ===============   ===============   ===============   ===============
Sales
Investments (non-U.S. government securities)   $   218,837,062   $    82,066,488   $   106,423,503   $    63,085,613
                                               ===============   ===============   ===============   ===============

                                                  STRATEGIC
                                                    VALUE          TECHNOLOGY           VALUE
                                                    SERIES           SERIES            SERIES
--------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)   $     1,438,278   $    45,989,524   $   233,895,839
                                               ===============   ===============   ===============
Sales
Investments (non-U.S. government securities)   $       330,066   $    45,893,374   $   162,943,863
                                               ===============   ===============   ===============

The cost and unrealized appreciation and depreciation in the value of the investments owned by each series, as computed on a federal income tax basis, are as follows:

                                                   CAPITAL        INTERNATIONAL     MASSACHUSETTS
                                                OPPORTUNITIES        GROWTH       INVESTORS GROWTH
                                                    SERIES           SERIES         STOCK SERIES
--------------------------------------------------------------------------------------------------
Aggregate cost                                 $   296,923,859   $   102,909,590   $   558,658,285
                                               ===============   ===============   ===============
Gross unrealized appreciation                  $    11,009,084   $     5,616,393   $     7,853,007
Gross unrealized depreciation                      (46,959,750)      (10,286,252)      (84,957,115)
                                               ---------------   ---------------   ---------------
Net unrealized depreciation                    $   (35,950,666)  $    (4,669,859)  $   (77,104,108)
                                               ===============   ===============   ===============

                                                                       NEW            RESEARCH
                                                   MID CAP          DISCOVERY        GROWTH AND
                                                 VALUE SERIES         SERIES        INCOME SERIES
--------------------------------------------------------------------------------------------------
Aggregate cost                                 $       764,329   $   229,067,893   $    76,978,868
                                               ===============   ===============   ===============
Gross unrealized appreciation                  $        22,156   $    10,953,503   $     2,503,058
Gross unrealized depreciation                          (50,541)      (28,031,138)       (9,104,604)
                                               ---------------   ---------------   ---------------
Net unrealized depreciation                    $       (28,385)  $   (17,077,635)  $    (6,601,546)
                                               ===============   ===============   ===============

                                                  RESEARCH          STRATEGIC         STRATEGIC
                                                INTERNATIONAL        GROWTH             VALUE
                                                   SERIES            SERIES             SERIES
--------------------------------------------------------------------------------------------------
Aggregate cost                                 $    72,235,768   $    53,416,313   $     1,114,282
                                               ===============   ===============   ===============
Gross unrealized appreciation                  $     2,882,544   $     1,073,955   $        28,144
Gross unrealized depreciation                       (6,450,918)      (10,985,653)          (79,273)
                                               ---------------   ---------------   ---------------
Net unrealized depreciation                    $    (3,568,374)  $    (9,911,698)  $       (51,129)
                                               ===============   ===============   ===============

                                                                   TECHNOLOGY
                                                                     SERIES         VALUE SERIES
--------------------------------------------------------------------------------------------------
Aggregate cost                                                   $    18,064,943   $   347,441,989
                                                                 ===============   ===============
Gross unrealized appreciation                                    $       455,945   $     7,805,003
Gross unrealized depreciation                                         (3,042,588)      (42,312,079)
                                                                 ---------------   ---------------
Net unrealized depreciation                                      $    (2,586,643)  $   (34,507,076)
                                                                 ===============   ===============

(5) SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                       CAPITAL OPPORTUNITIES SERIES
                                   --------------------------------------------------------------------
                                              YEAR ENDED                          YEAR ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001
                                   --------------------------------    --------------------------------
INITIAL CLASS SHARES                   SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             7,816,185    $   83,222,063        12,897,234    $  198,655,914
Shares issued to shareholders in
reinvestment of distributions              25,572           310,693         5,712,071        93,906,454
Shares reacquired                     (18,290,054)     (192,767,726)      (14,231,830)     (200,855,287)
                                   --------------    --------------    --------------    --------------
  Net increase (decrease)             (10,448,297)   $ (109,234,970)        4,377,475    $   91,707,081
                                   ==============    ==============    ==============    ==============

                                                       INTERNATIONAL GROWTH SERIES
                                   --------------------------------------------------------------------
                                              YEAR ENDED                          YEAR ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001
                                   --------------------------------    --------------------------------
INITIAL CLASS SHARES                   SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            21,405,681    $  190,592,764        10,287,794    $   99,709,025
Shares issued to shareholders in
reinvestment of distributions              59,605           579,362           532,007         5,649,909
Shares reacquired                     (23,287,477)     (207,369,928)       (8,294,924)      (77,906,286)
                                   --------------    --------------    --------------    --------------
  Net increase (decrease)              (1,822,191)   $  (16,197,802)        2,524,877    $   27,452,648
                                   ==============    ==============    ==============    ==============

                                              YEAR ENDED                         PERIOD ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001*
                                   --------------------------------    --------------------------------
SERVICE CLASS SHARES                   SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             1,428,102    $   15,671,550           579,500    $    7,252,320
Shares issued to shareholders in
reinvestment of distributions                 473             5,734                --                --
Shares reacquired                        (753,704)       (7,546,550)          (73,679)         (939,640)
                                   --------------    --------------    --------------    --------------
  Net increase                            674,871    $    8,130,734           505,821    $    6,312,680
                                   ==============    ==============    ==============    ==============

                                              YEAR ENDED                         PERIOD ENDED
                                           DECEMBER 31, 2002                  DECEMBER 31, 2001*
                                   --------------------------------    --------------------------------
SERVICE CLASS SHARES                   SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            15,736,307    $  139,445,776           467,839    $    4,311,527
Shares issued to shareholders in
reinvestment of distributions               5,945            57,725                --                --
Shares reacquired                     (14,812,511)     (132,272,630)         (140,468)       (1,306,761)
                                   --------------    --------------    --------------    --------------
  Net increase                            929,741    $    7,230,871           327,371    $    3,004,766
                                   ==============    ==============    ==============    ==============

                                               MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                   --------------------------------------------------------------------
                                              YEAR ENDED                          YEAR ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001
                                   --------------------------------    --------------------------------
INITIAL CLASS SHARES                   SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            22,425,218    $  177,682,791        32,547,703    $  349,685,410
Shares issued to shareholders in
reinvestment of distributions             102,030           888,683         8,998,911        99,617,941
Shares reacquired                     (40,439,370)     (318,222,783)      (26,531,254)     (261,610,566)
                                   --------------    --------------    --------------    --------------
  Net increase (decrease)             (17,912,122)   $ (139,651,309)       15,015,360    $  187,692,785
                                   ==============    ==============    ==============    ==============

                                         MID CAP VALUE SERIES
                                   --------------------------------
                                             PERIOD ENDED
                                         DECEMBER 31, 2002**
                                   --------------------------------
INITIAL CLASS SHARES                   SHARES            AMOUNT
-------------------------------------------------------------------
Shares sold                                11,251    $      112,510
Shares issued to shareholders in
reinvestment of distributions                  --                --
Shares reacquired                          (9,000)          (73,080)
                                   --------------    --------------
  Net increase (decrease)                   2,251    $       39,430
                                   ==============    ==============

                                              YEAR ENDED                         PERIOD ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001*
                                   --------------------------------    --------------------------------
SERVICE CLASS SHARES                   SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             7,225,853    $   58,183,854         2,172,941    $   20,301,744
Shares issued to shareholders in
reinvestment of distributions               4,402            38,301                --                --
Shares reacquired                      (3,680,401)      (27,639,554)         (387,436)       (3,704,351)
                                   --------------    --------------    --------------    --------------
  Net increase                          3,549,854    $   30,582,601         1,785,505    $   16,597,393
                                   ==============    ==============    ==============    ==============

                                            PERIOD ENDED
                                        DECEMBER 31, 2002**
                                   --------------------------------
SERVICE CLASS SHARES                    SHARES      AMOUNT
-------------------------------------------------------------------
Shares sold                               136,684    $    1,111,793
Shares issued to shareholders in
reinvestment of distributions                  --                --
Shares reacquired                         (47,480)         (380,120)
                                   --------------    --------------
  Net increase                             89,204    $      731,673
                                   ==============    ==============

                                                           NEW DISCOVERY SERIES
                                   --------------------------------------------------------------------
                                              YEAR ENDED                          YEAR ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001
                                   --------------------------------    --------------------------------
INITIAL CLASS SHARES                   SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            22,418,328    $  250,596,854        14,482,960    $  194,141,141
Shares issued to shareholders in
reinvestment of distributions                  --                --         1,285,244        18,700,305
Shares reacquired                     (23,198,343)     (257,626,974)      (10,705,230)     (137,285,533)
                                   --------------    --------------    --------------    --------------
  Net increase (decrease)                (780,015)   $   (7,030,120)        5,062,974    $   75,555,913
                                   ==============    ==============    ==============    ==============

                                                    RESEARCH GROWTH AND INCOME SERIES
                                   --------------------------------------------------------------------
                                              YEAR ENDED                          YEAR ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001
                                   --------------------------------    --------------------------------
INITIAL CLASS SHARES                   SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             3,042,239    $   33,300,168         3,425,883    $   44,102,027
Shares issued to shareholders in
reinvestment of distributions              46,812           563,146           184,100         2,476,143
Shares reacquired                      (4,136,375)      (44,611,348)       (2,456,735)      (30,621,257)
                                   --------------    --------------    --------------    --------------
  Net increase (decrease)              (1,047,324)   $  (10,748,034)        1,153,248    $   15,956,913
                                   ==============    ==============    ==============    ==============

                                              YEAR ENDED                         PERIOD ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001*
                                   --------------------------------    --------------------------------
SERVICE CLASS SHARES                   SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             7,244,088    $   76,373,617           968,873    $   12,401,399
Shares issued to shareholders in
reinvestment of distributions                  --                --                --                --
Shares reacquired                      (4,247,202)      (43,341,647)         (252,751)       (3,341,273)
                                   --------------    --------------    --------------    --------------
  Net increase                          2,996,886    $   33,031,970           716,122    $    9,060,126
                                   ==============    ==============    ==============    ==============

                                              YEAR ENDED                         PERIOD ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001*
                                   --------------------------------    --------------------------------
SERVICE CLASS SHARES                   SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               730,108    $    8,177,436           266,781    $    3,268,087
Shares issued to shareholders in
reinvestment of distributions               3,022            36,298                --                --
Shares reacquired                        (331,578)       (3,486,704)          (18,168)         (228,114)
                                   --------------    --------------    --------------    --------------
  Net increase                            401,552    $    4,727,030           248,613    $    3,039,973
                                   ==============    ==============    ==============    ==============

* For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.

** For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002.

                                                      RESEARCH INTERNATIONAL SERIES
                                   --------------------------------------------------------------------
                                              YEAR ENDED                          YEAR ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001
                                   --------------------------------    --------------------------------
INITIAL CLASS SHARES                     SHARES          AMOUNT             SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             3,870,545    $   36,745,010         4,740,180    $   50,808,487
Shares issued to shareholders in
reinvestment of distributions              17,856           187,845           167,440         1,923,891
Shares reacquired                      (4,859,276)      (45,935,708)       (3,540,107)      (35,970,098)
                                   --------------    --------------    --------------    --------------
  Net increase (decrease)                (970,875)   $   (9,002,853)        1,367,513    $   16,762,280
                                   ==============    ==============    ==============    ==============

                                                          STRATEGIC GROWTH SERIES
                                   --------------------------------------------------------------------
                                              YEAR ENDED                          YEAR ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001
                                   --------------------------------    --------------------------------
INITIAL CLASS SHARES                   SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             2,872,976    $   17,945,619         5,626,830    $   50,048,119
Shares issued to shareholders in
reinvestment of distributions                  --                --           198,915         1,837,971
Shares reacquired                      (5,289,852)      (32,818,496)       (4,533,950)      (37,004,490)
                                   --------------    --------------    --------------    --------------
  Net increase (decrease)              (2,416,876)   $  (14,872,877)        1,291,795    $   14,881,600
                                   ==============    ==============    ==============    ==============

                                              YEAR ENDED                         PERIOD ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001*
                                   --------------------------------    --------------------------------
SERVICE CLASS SHARES                   SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             3,501,926    $   32,766,975           307,168    $    3,074,037
Shares issued to shareholders in
reinvestment of distributions               1,186            12,452                --                --
Shares reacquired                      (3,108,667)      (29,128,169)          (58,705)         (586,357)
                                   --------------    --------------    --------------    --------------
  Net increase                            394,445    $    3,651,258           248,463    $    2,487,680
                                   ==============    ==============    ==============    ==============

                                              YEAR ENDED                         PERIOD ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001*
                                   --------------------------------    --------------------------------
SERVICE CLASS SHARES                   SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             1,156,278    $    7,443,300           291,509    $    2,202,370
Shares issued to shareholders in
reinvestment of distributions                  --                --                --                --
Shares reacquired                        (513,573)       (3,040,383)          (44,326)         (347,451)
                                   --------------    --------------    --------------    --------------
  Net increase                            642,705    $    4,402,917           247,183    $    1,854,919
                                   ==============    ==============    ==============    ==============

                                       STRATEGIC VALUE SERIES
                                   --------------------------------
                                             PERIOD ENDED
                                         DECEMBER 31, 2002**
                                   --------------------------------
INITIAL CLASS SHARES                   SHARES            AMOUNT
-------------------------------------------------------------------
Shares sold                                11,251    $      112,510
Shares issued to shareholders in
reinvestment of distributions                  --                --
Shares reacquired                         (10,500)          (87,150)
                                   --------------    --------------
  Net increase (decrease)                     751    $       25,360
                                   ==============    ==============

                                                            TECHNOLOGY SERIES
                                   --------------------------------------------------------------------
                                              YEAR ENDED                          YEAR ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001
                                   --------------------------------    --------------------------------
INITIAL CLASS SHARES                   SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             2,955,565    $    9,895,925         5,668,012    $   34,922,779
Shares issued to shareholders in
reinvestment of distributions                  --                --               869             5,866
Shares reacquired                      (4,464,947)      (15,004,381)       (2,928,719)      (15,075,045)
                                   --------------    --------------    --------------    --------------
  Net increase (decrease)              (1,509,382)   $   (5,108,456)        2,740,162    $   19,853,600
                                   ==============    ==============    ==============    ==============

                                             PERIOD ENDED
                                          DECEMBER 31, 2002**
                                   --------------------------------
SERVICE CLASS SHARES                   SHARES            AMOUNT
-------------------------------------------------------------------
Shares sold                               225,391    $    1,843,446
Shares issued to shareholders in
reinvestment of distributions                  --                --
Shares reacquired                         (89,682)         (720,058)
                                   --------------    --------------
  Net increase                            135,709    $    1,123,388
                                   ==============    ==============

                                              YEAR ENDED                         PERIOD ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001*
                                   --------------------------------    --------------------------------
SERVICE CLASS SHARES                   SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             1,253,061    $    5,296,694           225,418    $    1,093,637
Shares issued to shareholders in
reinvestment of distributions                  --                --                --                --
Shares reacquired                        (896,115)       (3,408,512)          (43,871)         (217,074)
                                   --------------    --------------    --------------    --------------
  Net increase                            356,946    $    1,888,182           181,547    $      876,563
                                   ==============    ==============    ==============    ==============

                                                               VALUE SERIES
                                   --------------------------------------------------------------------
                                              YEAR ENDED                          YEAR ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001
                                   --------------------------------    --------------------------------
INITIAL CLASS SHARES                   SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            16,279,634    $  196,846,331        20,080,239    $  261,632,179
Shares issued to shareholders in
reinvestment of distributions             188,906         2,450,119           539,893         7,261,562
Shares reacquired                     (14,693,043)     (170,712,187)       (6,833,692)      (85,173,046)
                                   --------------    --------------    --------------    --------------
  Net increase                          1,775,497    $   28,584,263        13,786,440    $  183,720,695
                                   ==============    ==============    ==============    ==============

                                              YEAR ENDED                         PERIOD ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001*
                                   --------------------------------    --------------------------------
SERVICE CLASS SHARES                   SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             5,427,667    $   65,312,163         1,482,724    $   18,414,682
Shares issued to shareholders in
reinvestment of distributions              21,393           277,042                --                --
Shares reacquired                      (2,494,077)      (28,727,918)         (201,627)       (2,534,407)
                                   --------------    --------------    --------------    --------------
  Net increase                          2,954,983    $   36,861,287         1,281,097    $   15,880,275
                                   ==============    ==============    ==============    ==============

* For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.

** For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002.

(6) LINE OF CREDIT

The Trust and other affiliated series participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to each series for the year ended December 31, 2002, was as follows:

                                                              COMMITMENT
                                                                  FEE
          --------------------------------------------------------------
          Capital Opportunities Series                         $  2,942
          International Growth Series                               995
          Massachusetts Investors Growth Stock Series             5,134
          Mid Cap Value Series                                        3
          New Discovery Series                                    2,040
          Research Growth and Income Series                         763
          Research International Series                             660
          Strategic Growth Series                                   481
          Strategic Value Series                                      2
          Technology Series                                         121
          Value Series                                            3,062

Each series had no significant borrowings during the year.

(7) CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the series did not amortize premium on debt securities. The effect of this change for the year ended December 31, 2001, was the following:

                                                               STRATEGIC
                                                                 GROWTH
                                                                 SERIES
          --------------------------------------------------------------
          Decrease net unrealized appreciation (depreciation)   $   (30)
          Increase net realized gains (losses)                  $    30

The Statement of Changes in Net Assets and Financial Highlights have not been restated to reflect this change in presentation.

This MFS(R)/Sun life Series Trust Annual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

INDEPENDENT AUDITOR'S REPORT

TO THE TRUSTEES AND THE SHAREHOLDERS OF MFS/SUN LIFE SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Capital Opportunities Series, International Growth Series, Massachusetts Investors Growth Stock Series, Mid Cap Value Series, New Discovery Series, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Value Series, Technology Series and Value Series (each a portfolio of MFS/Sun Life Series Trust) (the "Trust") as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Opportunities Series, International Growth Series, Massachusetts Investors Growth Stock Series, Mid Cap Value Series, New Discovery Series, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Value Series, Technology Series and Value Series as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2003

MFS/SUN LIFE SERIES TRUST
FEDERAL TAX INFORMATION -- Unaudited

For the year ended December 31, 2002, the amount of distributions from income eligible for the 70% dividends received deduction for corporations was as follows:

                                                                   DIVIDENDS RECEIVED
                                                                        DEDUCTION
          ---------------------------------------------------------------------------
          Capital Opportunities Series                                     100%
          International Growth Series                                     0.23%
          Massachusetts Investors Growth Stock Series                        -
          Mid Cap Value Series                                               -
          New Discovery Series                                               -
          Research Growth and Income Series                                100%
          Research International Series                                   6.89%
          Strategic Value Series                                             -
          Value Series                                                     100%

For the year ended December 31, 2002, income from foreign sources and the foreign tax credit were as follows:

                                                  FOREIGN SOURCE         FOREIGN TAX
                                              INTEREST AND DIVIDENDS        CREDIT
          --------------------------------------------------------------------------
          International Growth Series              $ 2,240,107            $ 227,255
          Research International Series              1,326,623              148,101

MFS(R)/SUN LIFE SERIES TRUST
500 Boylston Street, Boston, MA 02116-3741

The following table presents certain information regarding the Trustees and executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH TRUST, LENGTH OF TIME SERVED, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

INTERESTED TRUSTEES
C. James Prieur* Trustee and Chairman (since July 1999) (born 4/21/51)
  Sun Life Assurance Company of Canada, President and Chief Executive Officer (since April 1999), General Manager, U.S. (until April 1999).

Samuel Adams** Trustee (since July 1982) (born 10/19/25)
  Kirkpatrick & Lockhart LLP (Attorneys), Of Counsel; Warner & Stackpole (Attorneys), Partner (until 1999).

David D. Horn* Trustee (since April 1986) (born 6/7/41)
  Private Investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997).

INDEPENDENT TRUSTEES

J. Kermit Birchfield Trustee (since May 1997) (born 1/8/40)
  Consultant; Century Partners, Inc. (investments), Managing Director; Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman; Displaytech, Inc. (manufacturer of liquid crystal display technology), Director; HPSC, Inc. (medical financing), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

Robert C. Bishop Trustee (since May 2001) (born 1/13/43)
  AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Technologies, Inc. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director.

Frederick H. Dulles Trustee (since May 2001) (born 3/12/42)
  McFadden, Pilkington & Ward (solicitors and registered foreign lawyers), Partner; Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November
  2000).

Derwyn F. Phillips Trustee (since April 1986) (born 8/31/30)
  Retired.

Robert G. Steinhart Trustee (since May 2001) (born 6/15/40)
  Private Investor; Bank One, Texas N.A., Vice Chairman and Director (January 2000 to January 2001); Bank One Corporation, Officer (until January 2000); Carreker Corporation (consultant and technology provider to financial institutions), Director; NCH Corporation (manufacturer and distributor), Director; Prentiss Properties Trust (real estate investment trust), Director; United Auto Group, Inc. (automotive retailer), Director.

Haviland Wright Trustee (since May 2001) (born 7/21/48)
  Hawaii Small Business Development Center, Kaua'; Center, Center Director (since March 2002); Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman and Chief Executive Officer (until March 2002).

TRUSTEE EMERITUS

Garth Marston Trustee Emeritus (born 4/28/26)
  Retired.

OFFICERS

John W. Ballen++ President (born 9/12/59)
  Massachusetts Financial Services Company, Chief Executive Officer and
  Director.

James R. Bordewick, Jr.++ Assistant Secretary and Assistant Clerk (born 3/6/59)
  Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

Stephen E. Cavan++ Secretary and Clerk (born 11/6/53)
  Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

Robert R. Flaherty++ Assistant Treasurer (born 9/18/63)
  Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (prior to August 2000).

Richard M. Hisey++ Treasurer (born 8/29/58)
  Massachusetts Financial Services Company, Senior Vice President (since July
  2002); The Bank of New York, Senior Vice President (September 2000 to July
  2002); Lexington Global Asset Managers, Inc., Executive Vice President and General Manager (prior to September 2000).

Ellen Moynihan++ Assistant Treasurer (born 11/13/57)
  Massachusetts Financial Services Company, Vice President.

James O. Yost++ Assistant Treasurer (born 6/12/60)
  Massachusetts Financial Services Company, Senior Vice President.

----------
(1) Directorships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e. "public companies").

* "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.

** "Interested person" of Massachusetts Financial Services Company ("MFS"), within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts. Samuel Adams is an "interested person" of MFS because the law firm of Kirkpatrick & Lockhart, LLP, where Mr. Adams is Of Counsel, is counsel to some investment companies managed by MFS, and to MFS and its affiliates within the past two fiscal years of the Trust.

  All Trustees currently serve as Trustees of each Fund and have served in that capacity continuously since originally elected or appointed.

  All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 38 Accounts/Series.

  The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling
1-800-752-7215.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

PORTFOLIO MANAGERS++
William J. Adams
S. Irfan Ali
David A. Antonelli
John W. Ballen
David M. Calabro
James J. Calmas
Barry P. Dargan
Dale A. Dutile
Kenneth J. Enright
Eric B. Fischman
Joseph C. Flaherty, Jr.
Steven R. Gorham
Robert Henderson
David S. Kennedy
John E. Lathrop
John D. Laupheimer, Jr.
Constantine Mokas
Lisa B. Nurme
Stephen Pesek
Donald F. Pitcher
Michael W. Roberge
Matthew W. Ryan
Bernard Scozzafava
David E. Sette-Ducati
Maura A. Shaughnessy
Frederick J. Simmons
Nicholas D. Smithie
James T. Swanson
Brooks Taylor
Peter C. Vaream
Terri A. Vitozzi
Barnaby Wiener

++ MFS Investment Management(R)

(C) 2003 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA. 02116

                                                           SUN-C-ANN-2/03 199.7M